DECEMBER 31, 2000



MASON STREET(SM)
   VARIABLE ANNUITY




                          Nontax - Qualified Annuities
                          Individual Retirement Annuities
                          Roth IRAs




                          [MASON STREET GRAPHIC]




                          ANNUAL REPORT




                          Northwestern Mutual
                          Series Fund, Inc. and
                          Russell Insurance Funds


                          The Northwestern Mutual
                          Life Insurance Company
                          720 East Wisconsin Avenue
                          Milwaukee, WI 53202
                          (414) 271-1444




                                                      [NORTHWESTERN MUTUAL LOGO]

LETTER TO CONTRACT OWNERS    JANUARY 31, 2001

The year just ended was an unusual one for investors. Bonds performed better than stocks, which posted their first down year in a decade. Even though the economy continued to grow, the securities that achieved the highest returns were the least risky of all -- U.S. Treasury bonds.

In the first quarter of 2000, after shrugging off Y2K concerns, bullish investors kept the stock market in its long upward trend, led by technology shares. After a peak in March, technology shares began to tumble, driving all major equity indices down. During the summer, it appeared that the market might regain lost ground, but with different leadership, as larger, more defensive stocks began to strengthen. As the year progressed, equity and bond markets remained highly volatile, and any hint of earnings or other problems seemed to produce an overreaction by investors.

Meantime, consumer spending kept the economy strong, while inflation and unemployment remained low. In the first half, The Federal Reserve continued its drive to keep inflation and overall growth in check with a series of interest rate increases. Despite overall economic growth that was more robust than most forecasts, there seemed to be a sense of uneasiness, as if investors sensed the inevitability of an eventual slowdown. As the year drew to a close, there were increasing signs of weakening consumer and industrial spending.

In January, it almost seemed that financial publications were competing with each other to describe just how bad the stock market was in 2000. The S&P 500 Index had its biggest decline since 1977 and one of only 12 down years in 55 years. The technology-heavy NASDAQ Composite Index had its worst year since it was established in 1971. From its peak in March to its trough in December, the NASDAQ was down 54%, more than the 45% drop suffered in the brief 1987 market crash. Investors may be encouraged to learn that only once since World War II (in 1973-74) has the S&P 500 been down for two consecutive years. Perhaps more relevant, it is worth remembering the benefits of a long-term approach to investing. An investor in the S&P 500 Index for the last five years achieved a compound annual return of 18.3% by the end of 2000, and a ten-year investor had a compound annual return of 17.4%, despite the poor performance last year.

Of course it is always easy to look back and spot indications of what was about to happen. Although hardly any of the computer problems anticipated as dates changed from 1999 to 2000 actually occurred, one reason was that companies and governments invested heavily in advance to update systems and add capacity. Additionally, there was some advance purchasing in late 1999 in anticipation of possible problems. These expenditures inevitably borrowed from spending in 2000.

Many of the high-flying technology companies that drove the market to its peak, especially internet companies, had exciting stories but no earnings. Investors, even some very seasoned ones, bought shares without regard to traditional valuation measures because statistics such as price/earnings ratios or discounted present value did not seem to apply. We regard the fall in the NASDAQ index as a necessary correction to speculative excesses in technology stocks. Investors in Northwestern Mutual's portfolios benefited from our commitment to the disciplines of proven investment techniques. While we may have trailed performance of more speculative investors at the peak of the market, declines in our portfolios were far less precipitous than those experienced by some investors because all our portfolios are well diversified.

While we have enjoyed participating in the extraordinarily strong stock market of recent years, we have continually advised investors not to consider annual returns of 20% or more normal. We share the belief of many economists and business people that the advances in technology and productivity of the "new economy" make it possible for the economy to grow more rapidly than in the past. The highly competitive nature of today's global economy demands healthy levels of investment spending, which will support ongoing growth and productivity gains. Nonetheless, we believe there is a limit to the level of growth that is sustainable. Some degree of cyclicality seems inevitable, despite the effectiveness of the Federal Reserve's efforts to mitigate economic cycles through interest rate adjustments.

We believe that periods of strength and weakness in all markets are inevitable, and we are convinced that a healthy degree of diversification and a long-term outlook are the keys to responsible, productive investing. Your financial representative, backed by the experience and expertise of the Northwestern Mutual Financial Network, is a great source of help as you plan for a financially secure future.

The Northwestern Mutual
Life Insurance Company

JAMES A. ERICSON SIGNATURE

James D. Ericson, Chairman and
Chief Executive Officer

[Ericson Photo]

                                                       Letter to Contract Owners

CONTRACT OWNER PRIVILEGES

Automatic Dollar-Cost Averaging
With our Dollar-Cost Averaging Plan, you can arrange to have a regular amount of money ($100 minimum) automatically transferred from the Money Market Portfolio into the portfolio or portfolios you have chosen on a monthly or quarterly basis.

Electronic Funds Transfer (EFT)
Another convenient way to invest using the dollar-cost averaging approach is through our EFT plan. These automatic withdrawals allow you to add to the portfolio(s) within your nontax-qualified Contract on a regular monthly basis through payments drawn directly on your checking account.

Systematic Withdrawal Plan
You can arrange to have regular amounts of money sent to you while your Contract is still in the accumulation phase. Our Systematic Withdrawal Plan allows you to automatically redeem accumulation units to generate monthly payments. Of course you may have to pay taxes on amounts you receive.

Automatic Required Minimum Distributions
For IRAs, you can arrange for annual required minimum distributions to be sent to you automatically once you turn age 70 1/2.

Portfolio Rebalancing
To help maintain your asset allocation plan over time we offer a rebalancing service. This will automatically readjust your current investment option allocations, on a periodic basis, back to the allocation percentages you have selected.

Interest Sweeps
If you select this service we will automatically sweep or transfer interest from the Guaranteed Interest Fund to any combination of variable investment options. Interest earnings can be swept monthly, quarterly, semi-annually or annually.

How To Get More Information

NORTHWESTERN MUTUAL EXPRESS

1-800-519-4665
Get up-to-date information about your nontax-qualified Contract at your convenience with your Contract number and your Personal Identification Number
(PIN). Call toll-free to review contract values and unit values, transfer among portfolios, change the allocation and obtain fund performance information.

INTERNET
For information about Northwestern Mutual, visit us on our Website. Included are daily unit value fund performance information and, for nontax-qualified Contracts that you own, access to current values.

                           www.northwesternmutual.com

THESE FEATURES MAY NOT BE AVAILABLE IN ALL STATES AND MAY NOT BE SUITABLE FOR YOUR PARTICULAR SITUATION.

If you need more information, please contact us at:

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, 720 EAST WISCONSIN AVENUE, MILWAUKEE, WISCONSIN 53202; 1-888-455-2232.

 CONTENTS

  Letter to Contract Owners
  Performance Summary for Separate Accounts              2
  Guaranteed Interest Fund (GIF)                         4
  Economic Overview and Outlook                          5
  Series Fund Objectives and Schedule of Investments
    Small Cap Growth Stock Portfolio                     7
    Aggressive Growth Stock Portfolio                   10
    International Equity Portfolio                      13
    Index 400 Stock Portfolio                           17
    Growth Stock Portfolio                              23
    Growth and Income Stock Portfolio                   26
    Index 500 Stock Portfolio                           29
    Balanced Portfolio                                  36
    High Yield Bond Portfolio                           49
    Select Bond Portfolio                               54
    Money Market Portfolio                              60
  Accountants' Report                                   63
  Statements of Assets and Liabilities                  64
  Statements of Operations                              66
  Statements of Changes in Net Assets                   68
  Financial Highlights                                  74
  Notes to Series Fund Financial Statements             80
  Accountants' Report                                   84
  Account B Financial Statements                        85
    Notes to Account B Financial Statements             98
  Directors and Officers                               102
  The Russell Annual Report Starts After Page 102

Contents

PERFORMANCE SUMMARY    AS OF DECEMBER 31, 2000
Mason Street Variable Annuity Contract

                                                                                             GROWTH &
     TOTAL RETURN        SMALL CAP      AGGRESSIVE    INTERNATIONAL   INDEX 400    GROWTH     INCOME    INDEX 500
    AT UNIT VALUE       GROWTH STOCK   GROWTH STOCK      EQUITY         STOCK      STOCK      STOCK       STOCK      BALANCED
  (AS OF 12/ 31/ 00)      DIVISION       DIVISION       DIVISION      DIVISION    DIVISION   DIVISION   DIVISION     DIVISION
----------------------------------------------------------------------------------------------------------------------------------
1 year................      6.84%           5.81%         -1.12%        16.80%      -2.83%     -7.32%     -9.07%       -0.52%
5 years...............         -          116.24%         70.66%            -      133.46%     88.69%    128.15%       78.78%
  Annualized..........         -           16.68%         11.28%            -       18.48%     13.54%     17.94%       12.32%
10 years..............         -          514.20%             -             -           -          -     374.70%"     217.54%"
  Annualized..........         -           19.90%             -             -           -          -      16.85%       12.25%
10 years**............         -               -              -             -           -          -     364.38%@     218.38%
  Annualized..........         -               -              -             -           -          -      16.60%       12.28%
Since division
  inception in Account
  B...................     98.38%Y             -         141.19%'       31.48%Y    208.36%#   146.78%#        -            -
  Annualized..........     50.66%              -          12.16%        17.79%      18.41%     14.52%         -            -
Since portfolio
  inception++.........         -               -              -             -           -          -          -            -
  Annualized..........         -               -              -             -           -          -          -            -
Current Yield##.......

All total return figures are for divisions of NML Variable Annuity Account B and are based on the change in unit value, which reflects expenses, such as account charges and fees applied at the contract level; there are no sales loads associated with this product. The data reflects an initial contract size of $50,000 (minimum size). Performance data represents past results and is not a guarantee of future results. Future unit values and investment returns may vary so an investor's units, when redeemed, may be worth more or less than their original value. Performance for other separate accounts will differ.

++Returns stated are as of the inception date of the portfolio which preceeds availability in Account B. See the following footnotes for portfolio inception dates:
#Inception date of 5/3/94.
'Inception date of 4/30/93.
@On April 30, 1993, the Index 500 Portfolio was indexed to approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. Before then, the Portfolio was actively managed.
YInception date of 4/30/99.
+Inception date of this division in Account B was 4/30/99. Actual fund inception was 1/2/97. Performance quoted prior to 4/30/99 is based on actual investment experience of the Fund, adjusted for expenses of the product and premium charges.
"10 year return for this division in Account B.
**10 year return for this Portfolio of the Northwestern Mutual Series Fund, Inc. This Portfolio became available to this division on May 3, 1994. Performance quoted prior to May 3, 1994, is based on actual investment experience of the Portfolio, adjusted for expenses of the product and premium charges.
##For the seven-day period ended December 31, 2000, the Money Market Portfolio's yield was 6.40% and was equivalent to a compound effective yield of 6.61%. The seven-day yield does not include deductions that are included in the separate accounts. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.

Note: "Standard and Poor's 500" and "S&P 500" are trademarks of The McGraw-Hill
      Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Series Fund and its Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in them.

Performance Summary                     2

                                                             RUSSELL      RUSSELL                               RUSSELL
                      HIGH YIELD    SELECT       MONEY     MULTI-STYLE   AGGRESSIVE    RUSSELL     RUSSELL    REAL ESTATE
                         BOND        BOND       MARKET       EQUITY        EQUITY     NON-U.S.    CORE BOND   SECURITIES
                       DIVISION    PORTFOLIO   PORTFOLIO    DIVISION+    DIVISION+    DIVISION+   DIVISION+    DIVISION
-------------------------------------------------------------------------------------------------------------------------
                        -4.93%        9.83%       5.92%       -12.57%      -1.01%      -14.73%       9.62%       26.80%
                        27.11%       29.79%      28.51%            -           -            -           -            -
                         4.92%        5.35%       5.15%            -           -            -           -            -
                            -       103.63%"     56.20%"           -           -            -           -            -
                            -         7.37%       4.56%            -           -            -           -            -
                            -       107.91%      56.59%            -           -            -           -
                            -         7.59%       4.59%            -           -            -           -
                        52.05%#          -           -         -6.14%       9.54%        6.63%       8.43%       17.32%Y
                         6.49%           -           -         -3.72%       5.60%        3.91%       4.96%       10.03%
                                         -           -         67.71%      41.79%       27.49%      27.05%           -
                                         -           -         13.82%       9.13%        6.27%       6.18%           -
                                                  6.40%

                                        3                    Performance Summary

Guaranteed Interest Fund (GIF)

 Objective:                                                                                      Net Assets
 Amounts you invest in the Guaranteed Interest Fund     Each purchase payment or amount          $190,695,197
 earn interest at rates we declare from time to         transferred to the GIF becomes part
 time. We will guarantee the interest rate for each     of Northwestern Mutual's general
 amount for at least one year. The interest rate        assets, which are all of the
 will be at an annual effective rate of at least 3%.    Company's assets except those held in
 At the expiration of the period for which we           the Separate Account.
 guarantee the interest rate, we will declare a new
 interest rate. We credit interest and compound it      The GIF may not be available in all
 daily.                                                 states.

               RR SERIES HISTORIC RATES
-------------------------------------------------------
                  Front-End              Back-End
Beginning   New Money    Renewal    New Money   Renewal
of Month      Rate        Rate        Rate       Rate
-------------------------------------------------------
 1/1/00       6.45%       5.95%       5.70%      5.20%
 2/1/00       6.75%       6.25%       6.00%      5.50%
 3/1/00       6.80%       6.30%       6.05%      5.55%
 4/1/00       6.65%       6.15%       5.90%      5.40%
 5/1/00       6.80%       6.30%       6.05%      5.55%
 6/1/00       7.10%       6.60%       6.35%      5.85%
 7/1/00       6.75%       6.45%       6.00%      5.70%
 8/1/00       6.65%       6.40%       5.90%      5.65%
 9/1/00       6.75%       6.45%       6.00%      5.70%
10/1/00       6.25%       6.25%       5.50%      5.50%
11/1/00       6.25%       6.25%       5.50%      5.50%
12/1/00       6.15%       6.15%       5.40%      5.40%
-------------------------------------------------------

The maximum transfer amount from the GIF to a variable fund cannot be less than $1,000 or greater than $50,000. The $50,000 limit does not apply in New York. Investments in the GIF are subject to a maximum limit of $1 million ($250,000 in New York) without prior consent.

Guaranteed Interest Fund (GIF)          4

--------------------------------------------------------------------------------

The Economy

After nine years of expansion, often at rates that have appeared unsustainable, the U.S. economy is finally showing signs of slowing. Most retailers posted disappointing results for the important December shopping season, and auto sales declined in both November and December. Every day seems to bring a new crop of earnings warnings from companies worried about slowing revenue growth. In early January 2001, the Federal Reserve announced a 50 basis point (one-half percentage point) cut in the federal funds rate, accompanied by the suggestion that more rate cuts are likely. This surprise move, between regular meetings, indicates that the Fed's previous concern about accelerating inflation has been supplanted by worries about a slowing economy.
The big question now is whether there will be a recession, defined officially as two consecutive quarters of negative real growth. Most economists believe that the rate of growth will slow, but that underlying strength and a more expansive Fed policy will prevent an actual decline. Projections of the 50 economists participating in Business Week's annual survey averaged 3.1% for real economic growth in 2001 and an increase of 2.5% in consumer prices, with unemployment remaining at a moderate 4.3%.
ECONOMIC GROWTH AND INFLATION

[PERFORMANCE GRAPH]

                                                                          REAL GDP                            CPI-U
                                                                          --------                            -----
91                                                                         -5.0                                3.0
92                                                                          3.1                                3.0
93                                                                          2.7                                2.8
94                                                                          4.0                                2.6
95                                                                          2.7                                2.6
96                                                                          3.6                                3.2
97                                                                          4.4                                1.7
98                                                                          4.4                                1.6
99                                                                          4.2                                2.2
00                                                                          3.8                                3.3

Source: U.S. Department of Commerce. Year-to-year percentage change in Real Gross Domestic Product is used for real economic growth. December-to-December percentage change in the Consumer Price Index -- Urban is used for the inflation rate. 2000 numbers are based on preliminary data and Business Week's survey of 50 business economists.

--------------------------------------------------------------------------------

The Equity Market

The long trend of positive equity returns was broken in 2000. After five consecutive years of returns above 20%, total return from the S&P 500 Index was a negative 9% for the year. This was the first down year for this broad market index since 1990, and the biggest decline since 1977. The NASDAQ Composite Index had its worst year since it was established in 1971 -- down 39%. Though it fared better than the other indices, the blue-chip Dow Jones Industrial Average suffered its worst year since 1981, with a decline of 6%.
The weakness was most pronounced in technology shares, which had led the market for several years. Between October 1998 and its peak in March 2000, the technology-heavy NASDAQ index climbed 256%; it then dropped 51% between the end of March and the end of December. Outside the realm of technology, many stocks actually performed quite well for the year, especially utilities, energy and health care companies. The result was a rather dramatic change in relative values. At the end of March, technology giants Microsoft, Cisco Systems and Intel had the first, second and fourth highest market values among all publicly owned companies in the United States. At the end of the year, Cisco was fourth, behind General Electric, Exxon Mobil and Pfizer; Microsoft was sixth, behind Wal-Mart; and Intel was tenth, behind Citigroup, American International Group and Merck.
ANNUAL TOTAL RETURNS FROM S&P 500 INDEX
[PERFORMANCE GRAPH]

91                                                                               30.50
92                                                                                7.60
93                                                                               10.10
94                                                                                1.20
95                                                                               37.40
96                                                                               22.80
97                                                                               33.30
98                                                                               28.50
99                                                                               21.10
00                                                                               -9.00

Source: Standard & Poor's

--------------------------------------------------------------------------------

                                        5          Economic Overview and Outlook

--------------------------------------------------------------------------------

The Bond Market

The year just ended was one of those rare years in which bonds substantially outperformed stocks: total return from the Merrill Lynch Domestic Master Index was 11.7%, versus a loss of 9.0% in the S&P 500 Index. The highest returns of any class of securities came from U.S. Treasury bonds, which performed better than other corporate or asset-backed bonds, as nervous investors sought these ultra-safe investments at a time they were in relatively short supply. Corporate bonds performed less well because of concerns about corporate earnings in a slowing economy, while prices of mortgage-backed securities reflected the possibility of mortgage refinancings as interest rates drop.
An unusual feature of the bond market in 2000 was that the yield curve was inverted (meaning that short term securities had higher yields than longer term bonds) from February until late November; ordinarily, yields are higher on long-term bonds because investors require higher returns for a longer-term commitment. This inversion provided a strong indication that bond investors expected an economic slowdown. Beginning in December, with the increased likelihood of easier monetary policy and evidence of a reduced rate of economic growth, the yield curve returned to a positive slope, and it has become steeper since then. At the end of the year, prices of short-term bonds reflected the expectation of lower interest rates in the near future, while long-term issues evidenced concern about rising inflation.
ANNUAL TOTAL RETURNS FROM
MERRILL LYNCH DOMESTIC MASTER INDEX

[Annual Total Returns From Merrill Lynch]

91                                                                               15.9
92                                                                                7.6
93                                                                               10.0
94                                                                               -2.8
95                                                                               18.5
96                                                                                3.6
97                                                                                9.7
98                                                                                8.9
99                                                                               -1.0
00                                                                               11.7

Source: Merrill Lynch. The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds.

--------------------------------------------------------------------------------

Economic Overview and Outlook           6

 Objective:                               Portfolio Strategy:                                    Net Assets:

 Maximum long-term appreciation           Strive for the highest possible rate of capital        $250,313,980
 of capital                               appreciation by investing in companies with
                                          potential for rapid growth.

SMALL CAP GROWTH STOCK PORTFOLIO
The Small Cap Growth Stock Portfolio owns the stocks of emerging growth companies, with the objective of maintaining a median market capitalization of $1 billion. The range of market capitalization is generally between $200 million and $3 billion. The investment process involves detailed studies of individual companies. Factors evaluated include the growth rates of revenues and earnings, opportunities for margin expansion, financial strength and quality of management. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Portfolio can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.

For 2000, the Small Cap Portfolio provided total return of 6.7% versus a negative 3.0% for the Russell 2000 Index and 11.8% for the S&P 600 Index. Technology holdings performed quite well during the first quarter before values began to drop; performance benefited from a subsequent reduction the Portfolio's technology exposure, especially in semiconductors and related businesses. A substantial position in energy-related stocks helped performance; Nabors Industries, a driller, and Orion Power Holdings, an independent power producer, performed especially well. Health care holdings such as Lincare Holdings, Universal Health Services and Patterson Dental also contributed to performance. At the end of 2000, the Portfolio is defensively positioned, with relatively heavy weights in health care, financial and energy service companies. Although technology remains the single largest sector, the Portfolio's emphasis on technology continues to be considerably less than many small cap growth funds.

                               SECTOR ALLOCATION
                                    12/31/00
[PIE CHART]

                                                               INDUSTRIAL
                                    CONSUMER                       &                                  CONSUMER
                       TECHNOLOGY   CYCLICAL    HEALTHCARE   TRANSPORTATION    ENERGY      FINANCE     STAPLES    UTILITIES
                       ----------   --------    ----------   --------------    ------      -------    --------    ---------
Sector Allocation        21.00        18.00       15.00           14.00         8.00        7.00        5.00        2.00

                        RUSSELL       OTHER
                         2000        ASSETS,
                         INDEX        LESS
                        FUTURES    LIABILITIES
                        -------    -----------
Sector Allocation        7.00          3.00

The Small Cap Growth Stock Portfolio's investment in Initial Public Offerings
(IPOs) had a significant impact on its performance during certain of the periods shown. There can be no assurance that IPOs will continue to have a positive effect on the Portfolio's performance.

TOP 10 HOLDINGS
12/31/00

   Company                                                     % of Total Net Assets
   -------------------------------------------------------------------------------------
   Lincare Holdings, Inc.                                                       3.2%
   -------------------------------------------------------------------------------------
   O'Reilly Automotive, Inc.                                                    3.2%
   -------------------------------------------------------------------------------------
   The Corporate Executive Board Company                                        2.8%
   -------------------------------------------------------------------------------------
   Radian Group Inc.                                                            2.7%
   -------------------------------------------------------------------------------------
   Nabors Industries, Inc.                                                      2.6%
   -------------------------------------------------------------------------------------
   Universal Health Services, Inc. - Class B                                    2.6%
   -------------------------------------------------------------------------------------
   SkyWest, Inc.                                                                2.5%
   -------------------------------------------------------------------------------------
   Tetra Tech, Inc.                                                             2.4%
   -------------------------------------------------------------------------------------
   C.H. Robinson Worldwide, Inc.                                                2.4%
   -------------------------------------------------------------------------------------
   Atlantic Coast Airlines Holdings, Inc.                                       2.4%

PERFORMANCE RELATIVE TO THE RELEVANT INDICES
[LINE GRAPH]

                                          SMALL CAP GROWTH
                                          STOCK PORTFOLIO         S&P 600 INDEX        RUSSELL 2000 INDEX
                                          ----------------        -------------        ------------------
4/99                                          10000.00               10000.00               10000.00
12/99                                         18609.00               11586.00               11767.00
12/31/00                                      19860.00               12953.00               11412.00

------------------------------------------------------------
                Average Annual Total Return
             For Period Ended December 31, 2000
                                    One year        Since
                                     return       Inception#
------------------------------------------------------------
Small Cap Growth Stock
 Portfolio                            6.71%         50.76%
S&P 600 Index                        11.80%         16.75%
Russell 2000                         -3.02%          8.22%
------------------------------------------------------------
# Inception date of 4/30/1999

Since the Portfolio invests primarily in small capitalization issues, the indices that best reflect the Portfolio's performance are the Standard & Poor's (S&P) SmallCap 600 Index and Russell 2000 Index.

The Standard & Poor's SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor's Corporation. As of December 31, 2000, the 600 companies in the composite had median market capitalization of $455 million and total market value of $348.8 billion. The SmallCap 600 represents approximately 2% of the market value of S&P's database of over 10,000 equities.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization. These 3000 companies represent approximately 98% of the investable US equity market. As of December 31, 2000, the average market capitalization of companies in the Russell 3000 was $5.1 billion; the median market capitalization was $791.1 million. Market capitalization of companies in the Index ranged from $520 billion to $178 million.

The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of December 31, 2000, the average market capitalization of companies in the Russell 2000 was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had a total market capitalization of approximately $1.5 billion.

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Portfolio's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 2.

                                        7       Small Cap Growth Stock Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2000

                                                    MARKET
                                      SHARES/        VALUE
       COMMON STOCK (89.9%)             PAR         (000'S)
 -----------------------------------------------------------
 BASIC MATERIALS (1.9%)
 Cambrex Corporation                    104,300    $   4,720
                                                   ---------
     TOTAL                                             4,720
                                                   ---------

 CAPITAL GOODS (5.1%)
 *APW Ltd.                               97,000        3,274
 *Dycom Industries, Inc.                 58,950        2,119
 Federal Signal Corporation             192,100        3,769
 Kaydon Corporation                      68,900        1,714
 *Plexus Corp.                           61,500        1,869
                                                   ---------
     TOTAL                                            12,745
                                                   ---------

 CONSUMER CYCLICAL (18.1%)
 *Catalina Marketing Corporation        106,900        4,162
 *CDW Computer Centers, Inc.             75,100        2,093
 *Charles River Associates
  Incorporated                           57,900          597
 *Coach, Inc.                           101,200        2,910
 *The Corporate Executive Board
  Company                               177,900        7,074
 *Dollar Tree Stores, Inc.               87,800        2,151
 *Forrester Research, Inc.               76,500        3,830
 *Heidrick & Struggles
  International, Inc.                    76,000        3,197
 *Hotel Reservations Network,
  Inc. - Class A                         73,800        2,094
 *O'Reilly Automotive, Inc.             297,200        7,951
 *Resources Connection, Inc.             25,000          475
 The Talbots, Inc.                       55,900        2,550
 *Tetra Tech, Inc.                      191,900        6,117
                                                   ---------
     TOTAL                                            45,201
                                                   ---------

 CONSUMER STAPLES (5.2%)
 *Patterson Dental Company              174,500        5,910
 *Priority Healthcare
  Corporation - Class B                 126,300        5,155
 *Westwood One, Inc.                     96,600        1,866
                                                   ---------
     TOTAL                                            12,931
                                                   ---------

 ENERGY (8.3%)
 *Energy Partners, Ltd.                 129,800        1,631
 *Global Industries, Ltd.               311,700        4,266
 *Grant Prideco, Inc.                   188,000        4,124
 *Marine Drilling Companies, Inc.       153,600        4,109
 *Nabors Industries, Inc.               111,600        6,601
                                                   ---------
     TOTAL                                            20,731
                                                   ---------
 FINANCE (6.5%)
 Investors Financial Services
  Corp.                                  45,700        3,930
 Radian Group Inc.                       89,200        6,696
 Waddell & Reed Financial, Inc. -
  Class A                               153,150        5,762
                                                   ---------
     TOTAL                                            16,388
                                                   ---------

                                                    MARKET
                                      SHARES/        VALUE
       COMMON STOCK (89.9%)             PAR         (000'S)
 -----------------------------------------------------------
 HEALTHCARE (15.4%)
 *Apogent Technologies, Inc.            105,800    $   2,169
 *Biovail Corporation                    17,200          668
 *CIMA Labs Inc.                         49,200        3,201
 *Lincare Holdings, Inc.                140,600        8,024
 *Province Healthcare Company           148,550        5,849
 *Renal Care Group, Inc.                 54,500        1,494
 *Shire Pharmaceuticals Group
  PLC, ADR                               82,900        3,819
 *Sybron Dental Specialties, Inc.        35,266          595
 *Universal Health Services,
  Inc. - Class B                         57,900        6,471
 *Varian, Inc.                          112,100        3,797
 *Vascular Solutions, Inc.              212,800        1,569
 *Ventana Medical Systems, Inc.          51,800          958
                                                   ---------
     TOTAL                                            38,614
                                                   ---------

 TECHNOLOGY (20.5%)
 *ACT Manufacturing, Inc.                56,200          885
 *Advantage Learning Systems,
  Inc.                                   56,000        1,883
 *Advent Software, Inc.                 106,300        4,258
 *Applied Micro Circuits
  Corporation                            20,920        1,570
 *Aspen Technology, Inc.                104,800        3,485
 *BARRA, Inc.                            23,850        1,124
 *C-Cube Microsystems, Inc.             219,400        2,701
 *Diversinet Corp.                       65,600          148
 *Documentum, Inc.                       25,200        1,252
 *EXFO Electro-Optical
  Engineering Inc.                       19,200          502
 *Getty Images, Inc.                    128,400        4,108
 *Inet Technologies, Inc.               103,700        4,199
 *Inforte Corp.                         107,000        1,471
 *Luminent, Inc.                          7,800           47
 *MCSi, Inc.                             46,400          992
 *Metasolv Software, Inc.               105,800          965
 *Power-One, Inc.                        35,900        1,411
 *Predictive Systems, Inc.              163,300        1,169
 *PRI Automation, Inc.                  149,300        2,799
 *QLogic Corporation                     33,500        2,580
 *Semtech Corporation                    48,800        1,077
 *SmartForce Public Limited
  Company, ADR                          102,300        3,843
 *TESSCO Technologies
  Incorporated                          131,000        2,358
 *THQ INC.                               58,300        1,421
 *Universal Access, Inc.                 65,200          522
 *UTStarcom, Inc.                       180,100        2,792
 *Viasystems Group, Inc.                202,900        1,687
                                                   ---------
     TOTAL                                            51,249
                                                   ---------

 TRANSPORTATION (7.3%)
 *Atlantic Coast Airlines
  Holdings, Inc.                        146,100        5,972
 C.H. Robinson Worldwide, Inc.          192,500        6,052
 SkyWest, Inc.                          220,400        6,336
                                                   ---------
     TOTAL                                            18,360
                                                   ---------

Small Cap Growth Stock Portfolio        8

                                                    MARKET
                                      SHARES/        VALUE
       COMMON STOCK (89.9%)             PAR         (000'S)
 -----------------------------------------------------------
 UTILITIES (1.6%)
 *Orion Power Holdings, Inc.            167,700    $   4,130
                                                   ---------
     TOTAL                                             4,130
                                                   ---------
     TOTAL COMMON STOCK (COST
      $216,844)                                      225,069
                                                   ---------
              MONEY MARKET INVESTMENTS (15.9%)
 -----------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES (0.6%)
 Federal Home Loan Mortgage
  Corporation, 6.445%, 1/23/01       $1,400,000        1,394
                                                   ---------
     TOTAL                                             1,394
                                                   ---------

 FINANCE LESSORS (1.7%)
 Receivable Capital Trust,
  6.6%, 1/22/01                       4,333,000        4,316
                                                   ---------
     TOTAL                                             4,316
                                                   ---------

 FINANCE SERVICES (2.2%)
 Centric Capital Corp., 6.66%,
  1/5/01                              5,400,000        5,396
                                                   ---------
     TOTAL                                             5,396
                                                   ---------

 PERSONAL CREDIT INSTITUTIONS (7.4%)
 #CXC Incorporated, 6.53%, 1/2/01    16,000,000       15,998
 #CXC Incorporated, 6.55%,
  1/22/01                             2,800,000        2,789
                                                   ---------
     TOTAL                                            18,787
                                                   ---------

 SHORT TERM BUSINESS CREDIT (4.0%)
 American Express Credit, 6.4%,
  1/5/01                              5,000,000        4,996
 Transamerica Financial
  Corporation, 6.5%, 1/30/01          5,000,000        4,974
                                                   ---------
     TOTAL                                             9,970
                                                   ---------

     TOTAL MONEY MARKET
      INVESTMENTS (COST $39,863)                      39,863
                                                   ---------

     TOTAL INVESTMENTS (105.8%)
      (COST $256,707)'                               264,932
                                                   ---------

     OTHER ASSETS, LESS
      LIABILITIES (-5.8%)                            (14,618)
                                                   ---------

     TOTAL NET ASSETS (100.0%)                     $ 250,314
                                                   =========

 -----------------------------------------------------------

  ' At 12/31/2000 the aggregate cost of securities for federal tax purposes was $257,330 and the net unrealized appreciation of investments based on that cost was $7,602 which is comprised of $38,170 aggregate gross unrealized appreciation and $30,568 aggregate gross unrealized depreciation.

  * Non-Income Producing

ADR - American Depository Receipt

  # All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

                                                  UNREALIZED
                                                APPRECIATION/
                       NUMBER OF   EXPIRATION   (DEPRECIATION)
   ISSUER (000'S)      CONTRACTS      DATE         (000'S)
--------------------------------------------------------------
Russell 2000              71         03/01           $423
(Total Notional Value at
 12/31/2000, $16,929)

    The Accompanying Notes are an Integral Part of the Financial Statements

                                        9       Small Cap Growth Stock Portfolio

 Objective:                               Portfolio Strategy:                                    Net Assets:

 Maximum long-term appreciation of        Strive for the highest possible rate of capital        $1,696,013,022
 capital                                  appreciation by investing in companies with
                                          potential for rapid growth.

AGGRESSIVE GROWTH STOCK PORTFOLIO

The Aggressive Growth Stock Portfolio owns the stocks of emerging growth companies, generally with market capitalizations of less than $10 billion. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Portfolio can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns. The Portfolio's focus in stock selection is on the individual companies' ability to generate revenue, expand profit margins and maintain solid balance sheets; industry sector selection is of secondary importance.

The Aggressive Growth Stock Portfolio achieved a total return of 6.2% in 2000, versus 17.5% for the S&P 400 Index, its principal benchmark. The extremely poor performance of technology stocks after the first quarter of the year held returns down, although this fund has always emphasized technology less than many comparable funds. Technology holdings were reduced substantially during the year, with large gains realized in some holdings such as JDS Uniphase. Also, the Portfolio's technology holdings have consistently been concentrated in solid companies such as DST, which have held up better than the industry as a whole. Among the best performing holdings were financial services companies such as Investors Financial Services Corp and Fiserv, and energy holdings including Dynegy and Nabors Industries. In the second half of the year, competitive local exchange carriers including McLeodUSA contributed to performance.

                               SECTOR ALLOCATION
                                    12/31/00
[SECTOR ALLOCATION 12/31/00 PIE CHART]

                                      BUSINESS
                                          &                                 INDUSTRIAL
                                    COMMUNICATION              CONSUMER         &                     CONSUMER
                       TECHNOLOGY     SERVICES      FINANCE    CYCLICAL   TRANSPORTATION    ENERGY    STAPLES    UTILITIES
                       ----------   -------------   -------    --------   --------------    ------    --------   ---------
Sector Allocation         35.00         2.00          7.00      16.00          3.00         10.00       3.00       2.00

                          OTHER
                         ASSETS,                  S&P 400
                          LESS                     INDEX
                       LIABILITIES   HEALTHCARE   FUTURES
                       -----------   ----------   -------
Sector Allocation         3.00          14.00       5.00

TOP 10 HOLDINGS
12/31/00

   Company                                                           % of Net Assets
   -------------------------------------------------------------------------------------
   Investors Financial Services Corp.                                           2.6%
   -------------------------------------------------------------------------------------
   DST Systems, Inc.                                                            2.1%
   -------------------------------------------------------------------------------------
   Dynegy Inc. - Class A                                                        2.1%
   -------------------------------------------------------------------------------------
   Patterson Dental Company                                                     2.0%
   -------------------------------------------------------------------------------------
   Comverse Technology, Inc.                                                    1.9%
   -------------------------------------------------------------------------------------
   Paychex, Inc.                                                                1.9%
   -------------------------------------------------------------------------------------
   BJ Services Company                                                          1.9%
   -------------------------------------------------------------------------------------
   Fiserv, Inc.                                                                 1.8%
   -------------------------------------------------------------------------------------
   Nabors Industries, Inc.                                                      1.8%
   -------------------------------------------------------------------------------------
   ACE Limited                                                                  1.7%

PERFORMANCE RELATIVE TO RELEVANT INDICES
[PERFORMANCE RELATIVE TO RELEVANT INDICES PERFORMANCE GRAPH]

                                                             AGGRESSIVE GROWTH STOCK PORTFOLIO         S&P MIDCAP 400 INDEX
                                                             ---------------------------------         --------------------
12/90                                                                      10000                              10000
                                                                           15600                              15010
12/92                                                                      16527                              16800
                                                                           19686                              19145
12/94                                                                      20750                              18459
                                                                           28903                              24171
12/96                                                                      34019                              28812
                                                                           38735                              38103
12/98                                                                      41660                              45395
                                                                           59897                              52062
12/00                                                                      63602                              61173

-----------------------------------------------------------
                Average Annual Total Return
            For Periods Ended December 31, 2000
                                1 Year   5 Years   10 Years
-----------------------------------------------------------
Aggressive Growth Stock
 Portfolio                       6.18%   17.09%     20.32%
S&P MidCap 400 Index            17.50%   20.41%     19.85%
-----------------------------------------------------------

Since the Portfolio invests primarily in medium-capitalization (Mid Cap) issues, the index that best reflects the Portfolio's performance is the S&P MidCap 400 Index. This is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of December 31, 2000, the 400 companies in the composite had median market capitalization of $1.9 billion and a total market value of $893 billion. The MidCap 400 represents approximately 4% of the market value of S&P's database of over 10,000 equities.

On May 3, 1994, the Northwestern Mutual Aggressive Growth Stock Fund, Inc. (the "Fund") merged into the Northwestern Mutual Series Fund, Inc. Aggressive Growth Stock Portfolio (the "Portfolio"). The Portfolio had no assets prior to the merger. After the merger, the assets of the Portfolio were those of the Fund. The investment objectives, policies, management and expenses of the Portfolio are identical to those of the Fund. Accordingly, the performance of the Fund prior to the merger is included with the performance of the Portfolio in the graph and total return figures above.

This chart assumes an initial investment of $10,000 made on 12/31/90. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account are shown on page 2.

Aggressive Growth Stock Portfolio      10

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2000

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (91.3%)               PAR          (000'S)
 ---------------------------------------------------------
 BASIC MATERIALS (0.4%)
 Sigma-Aldrich Corporation           166,300   $     6,538
                                               -----------
     TOTAL                                           6,538
                                               -----------

 CAPITAL GOODS (1.6%)
 *Jabil Circuit, Inc.                293,600         7,450
 Kaydon Corporation                  157,800         3,925
 *Sanmina Corporation                200,100        15,333
                                               -----------
     TOTAL                                          26,708
                                               -----------

 COMMUNICATION SERVICES (1.5%)
 *Allegiance Telecom, Inc.            51,250         1,141
 *McLeodUSA Incorporated           1,724,300        24,356
                                               -----------
     TOTAL                                          25,497
                                               -----------

 CONSUMER CYCLICAL (15.6%)
 *Catalina Marketing
  Corporation                        527,100        20,524
 *CDW Computer Centers, Inc.         512,900        14,297
 Cintas Corporation                  520,750        27,697
 *The Corporate Executive
  Board Company                      698,000        27,756
 *Dollar Tree Stores, Inc.           429,850        10,531
 *Harrah's Entertainment, Inc.       490,300        12,932
 IMS Health Incorporated             811,300        21,905
 *Kohl's Corporation                 426,100        25,992
 *Lamar Advertising Company -
  Class A                            126,225         4,871
 *O'Reilly Automotive, Inc.          419,800        11,230
 *Robert Half International
  Inc.                               860,700        22,809
 *Tech Data Corporation              526,200        14,232
 *Tetra Tech, Inc.                   922,778        29,414
 *TMP Worldwide Inc.                 368,600        20,273
                                               -----------
     TOTAL                                         264,463
                                               -----------

 CONSUMER STAPLES (3.0%)
 *Gemstar-TV Guide
  International, Inc.                376,500        17,366
 *Patterson Dental Company           974,950        33,026
                                               -----------
     TOTAL                                          50,392
                                               -----------

 ENERGY (9.9%)
 *BJ Services Company                467,800        32,221
 *Cooper Cameron Corporation         249,100        16,456
 *Grant Prideco, Inc.                710,925        15,596
 *Nabors Industries, Inc.            512,600        30,320
 Santa Fe International
  Corporation                        807,601        25,894
 Tosco Corporation                   602,000        20,430
 *Weatherford International,
  Inc.                               574,825        27,160
                                               -----------
     TOTAL                                         168,077
                                               -----------

 FINANCE (7.3%)
 ACE Limited                         696,900        29,575
 Investors Financial Services
  Corp.                              502,600        43,223
 *Knight Trading Group, Inc. -
  Class A                            216,200         3,013

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (91.3%)               PAR          (000'S)
 ---------------------------------------------------------
 FINANCE continued
 Old Republic International
  Corporation                        576,800   $    18,458
 Radian Group Inc.                   222,900        16,731
 SouthTrust Corporation              322,700        13,130
                                               -----------
     TOTAL                                         124,130
                                               -----------

 HEALTHCARE (13.5%)
 *ALZA Corporation                   443,500        18,849
 *Apogent Technologies, Inc.         575,500        11,798
 Applera Corporation - Applied
  Biosystems Group                   297,800        28,012
 Biomet, Inc.                        630,000        25,003
 *Elan Corporation PLC, ADR          346,755        16,232
 *Health Management
  Associates, Inc. - Class A       1,417,100        29,404
 *King Pharmaceuticals, Inc.         566,000        29,255
 *Lincare Holdings, Inc.             360,900        20,594
 *MedImmune, Inc.                    341,600        16,290
 *Province Healthcare Company        482,200        18,987
 *Shire Pharmaceuticals Group
  PLC, ADR                           276,500        12,736
 Stryker Corporation                  28,200         1,427
 *Sybron Dental Specialties,
  Inc.                                     1             0
                                               -----------
     TOTAL                                         228,587
                                               -----------

 TECHNOLOGY (35.2%)
 *ADC Telecommunications, Inc.       796,100        14,429
 *Altera Corporation                 280,300         7,375
 *American Tower Corporation -
  Class A                            636,622        24,112
 *Applied Micro Circuits
  Corporation                        134,082        10,062
 *BEA Systems, Inc.                  435,700        29,328
 *Business Objects S.A., ADR         205,200        11,619
 *C-Cube Microsystems, Inc.          398,500         4,907
 *CIENA Corporation                   90,100         7,332
 *Comverse Technology, Inc.          302,800        32,892
 *Concord EFS, Inc.                  526,125        23,117
 *Conexant Systems, Inc.             261,200         4,016
 *Credence Systems Corporation       241,200         5,548
 *Crown Castle International
  Corp.                              282,000         7,632
 *DST Systems, Inc.                  541,900        36,308
 *Electronic Arts, Inc.              489,700        20,873
 *Fiserv, Inc.                       653,150        30,984
 *FreeMarkets, Inc.                   17,500           333
 *Getty Images, Inc.                 856,600        27,411
 *Intuit Inc.                        532,700        21,008
 *JDS Uniphase Corporation           146,300         6,099
 *Luminent, Inc.                      55,600           334
 *Macromedia, Inc.                   176,300        10,710
 *Microchip Technology
  Incorporated                       671,950        14,741
 *Network Appliance, Inc.            170,200        10,933
 Paychex, Inc.                       666,000        32,384
 PerkinElmer, Inc.                   181,200        19,026

                                       11      Aggressive Growth Stock Portfolio

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (91.3%)               PAR          (000'S)
 ---------------------------------------------------------
 TECHNOLOGY continued
 *PMC-Sierra, Inc.                    86,356   $     6,790
 *PRI Automation, Inc.               246,800         4,628
 *QLogic Corporation                 341,600        26,303
 *Rational Software
  Corporation                        695,900        27,097
 *RSA Security Inc.                  276,900        14,641
 *Semtech Corporation                476,700        10,517
 *Sycamore Networks, Inc.            205,200         7,644
 *Tellabs, Inc.                      446,300        25,216
 *TIBCO Software Inc.                235,900        11,308
 *VeriSign, Inc.                     171,900        12,753
 *Vignette Corporation               671,284        12,083
 *Waters Corporation                 320,900        26,795
                                               -----------
     TOTAL                                         599,288
                                               -----------
 TRANSPORTATION (1.3%)
 Expeditors International of
  Washington, Inc.                   395,600        21,239
                                               -----------
     TOTAL                                          21,239
                                               -----------
 UTILITIES (2.0%)
 Dynegy Inc. - Class A               619,800        34,748
                                               -----------
     TOTAL                                          34,748
                                               -----------
     TOTAL COMMON STOCK (COST
       $1,163,813)                               1,549,667
                                               -----------
 MONEY MARKET INVESTMENTS (9.7%)
 ---------------------------------------------------------
 ASSET-BACKED SECURITIES (CMO'S) (1.2%)
 #Asset Securitization, 6.4%,
  2/7/01                        $ 20,000,000        19,868
                                               -----------
     TOTAL                                          19,868
                                               -----------
 AUTO RELATED (1.8%)
 #Ford Motor Credit Co.,
  6.54%, 1/18/01                  20,000,000        19,938
 #General Motors Acceptance
  Corporation, 6.58%, 1/17/01     11,200,000        11,167
                                               -----------
     TOTAL                                          31,105
                                               -----------
 FEDERAL GOVERNMENT AND AGENCIES (0.3%)
 Federal National Mortgage
  Association, 6.4%, 2/08/2001       800,000           795
 Federal Home Loan Mortgage
  Corporation, 6.44%,
  1/16/2001                        2,800,000         2,792
 Federal Home Loan Mortgage
  Corporation, 6.445%, 1/23/01     2,000,000         1,992
                                               -----------
     TOTAL                                           5,579
                                               -----------

 FINANCE LESSORS (2.4%)
 #Preferred Receivable
  Funding, 6.63%, 1/11/01         20,000,000        19,964
 #Receivable Capital Trust,
  6.6%, 1/22/01                   20,000,000        19,923
                                               -----------
     TOTAL                                          39,887
                                               -----------

                                                 MARKET
                                  SHARES/         VALUE
 MONEY MARKET INVESTMENTS (9.7%)    PAR          (000'S)
 ---------------------------------------------------------
 FINANCE SERVICES (1.0%)
 Centric Capital Corp., 6.62%,
  1/22/01                       $ 16,871,000   $    16,806
                                               -----------
     TOTAL                                          16,806
                                               -----------

 FOOD AND KINDRED PRODUCTS (1.2%)
 Philip Morris Capital
  Company, 6.51%, 1/26/01         20,000,000        19,910
                                               -----------
     TOTAL                                          19,910
                                               -----------

 PERSONAL CREDIT INSTITUTIONS (0.7%)
 CXC Incorporated, 6.53%,
  1/2/01                           3,700,000         3,699
 Variable Funding Capital,
  6.55%, 1/26/01                   8,100,000         8,063
                                               -----------
     TOTAL                                          11,762
                                               -----------

 SHORT TERM BUSINESS CREDIT (1.1%)
 Transamerica Financial
  Corporation, 6.49%, 1/29/01     19,200,000        19,103
                                               -----------
     TOTAL                                          19,103
                                               -----------

     TOTAL MONEY MARKET
      INVESTMENTS (COST
      $164,020)                                    164,020
                                               -----------

     TOTAL INVESTMENTS
      (101.0%)
      (COST $1,327,833)'                         1,713,687
                                               -----------

     OTHER ASSETS, LESS
      LIABILITIES (-1.0%)                          (17,674)
                                               -----------

     TOTAL NET ASSETS (100.0%)                 $ 1,696,013
                                               ===========

' At 12/31/2000 the aggregate cost of securities for federal tax purposes was $1,329,629 and the net unrealized appreciation of investments based on that cost was $384,058 which is comprised of $475,226 aggregate gross unrealized appreciation and $91,168 aggregate gross unrealized depreciation.

* Non-Income Producing

ADR - American Depository Receipt

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

                                                  UNREALIZED
                                                APPRECIATION/
                       NUMBER OF   EXPIRATION   (DEPRECIATION)
ISSUER (000'S)         CONTRACTS      DATE         (000'S)
--------------------------------------------------------------
MidCap 400                350        03/01          $2,723
(Total Notional Value at
 12/31/2000, $88,740)

    The Accompanying Notes are an Integral Part of the Financial Statements

Aggressive Growth Stock Portfolio      12

 Objective:                               Portfolio Strategy:                                    Net Assets:

 Long-term appreciation of capital        Participate in the growth of foreign economies by      $809,616,926
 through diversification into markets     investing in securities with high long-term
 outside the United States                earnings potential relative to current market
                                          values.

INTERNATIONAL EQUITY PORTFOLIO
The International Equity Portfolio offers contract owners the opportunity to participate in the growth of companies in countries throughout the world, particularly those with expanding economies. In selecting investments, the principal focus is on identifying undervalued stocks of companies with strong finances and good long-term growth opportunities, rather than on choosing regions of the world in which to invest. The Portfolio is normally fully invested in equity securities.
The Portfolio's value-driven management style enabled it to outperform its major benchmark, the EAFE index, over the past year. Beginning in March 2000, there has been a global shift in investment interest away from growth and toward the fundamental analysis and value that have always guided the Portfolio's stock selections. Performance benefited from reduced positions in several European telecommunications and financial services companies, as price targets were reached.

Weakness in the euro and the pound sterling throughout 2000, attributable largely to stronger than expected economic growth in the U.S., has created a drag on the European economy and stock markets, creating some buying opportunities. Eight of the Portfolio's ten largest holdings are European companies. These include Zurich Financial Services, a leading Swiss insurance company; Wolters Kluwer, a Dutch publishing company focused on the education market; and Aventis, a French chemical company with participation in pharmaceuticals and life sciences.

Asian markets have been mixed, and the Portfolio's exposure is underweighted relative to the EAFE Index. Market pullbacks in Hong Kong and Korea during the summer provided some buying opportunities. In Japan, the market continues volatile and generally weak a full decade after its peak, as consumer spending remains weak, and efforts to address problems with over-leveraged companies and poor banking practices have had limited success. The Fund's Japanese investment strategy is focused on companies that are committed to restructuring, have strong balance sheets, and are trading at reasonable valuations.

The International Equity Fund is managed for Northwestern Mutual by Templeton Investment Counsel, Inc.

                                ASSET ALLOCATION
                                    12/31/00
[PIE CHART]

                        Europe      Asia     Latin America   Australia/New Zealand   North America              Mid-
                        ------      ----     ----- -------   ------------- -------   ----- -------       East/Africa
                                                                                                         -----------
% of Net Assets          53.00     14.00              5.00                    4.00            7.00              2.00

                               Non-equity
                                  holdings
                                  --------
% of Net Assets                      15.00

% of Net Assets

TOP 10 HOLDINGS
12/31/00

   Company                                                Country  % of Net Assets
   -----------------------------------------------------------------------------------
   Zurich Financial Services AG                    Switzerland                2.6%
   -----------------------------------------------------------------------------------
   Wolters Kluwer NV                               Netherlands                2.5%
   -----------------------------------------------------------------------------------
   Aventis S.A.                                    France                     2.3%
   -----------------------------------------------------------------------------------
   E.On AG                                         Germany                    2.2%
   -----------------------------------------------------------------------------------
   Akzo Nobel N.V.                                 Netherlands                2.2%
   -----------------------------------------------------------------------------------
   Axa                                             France                     2.0%
   -----------------------------------------------------------------------------------
   ING Groep NV                                    Netherlands                2.0%
   -----------------------------------------------------------------------------------
   Unilever PLC                                    United Kingdom             1.9%
   -----------------------------------------------------------------------------------
   XL Capital Ltd.                                 Bermuda                    1.9%
   -----------------------------------------------------------------------------------
   Australia & New Zealand Banking Group Ltd.      Australia                  1.9%
   -----------------------------------------------------------------------------------

PERFORMANCE RELATIVE TO THE EAFE INDEX
[LINE GRAPH]

                                                               INTERNATIONAL EQUITY PORTFOLIO               EAFE INDEX
                                                               ------------------------------               ----------
4/93                                                                       10000                              10000
12/93                                                                      12464                              10970
12/94                                                                      12451                              11859
12/95                                                                      14266                              13228
12/96                                                                      17264                              14068
12/97                                                                      19384                              14364
12/98                                                                      20319                              17284
12/99                                                                      24968                              22002
12/00                                                                      24775                              18931

--------------------------------------------------------------
                 Average Annual Total Return
             For Periods Ended December 31, 2000
                                                      Since
                                1 Year    5 Years   Inception#
--------------------------------------------------------------
International Equity Portfolio   -0.79%   11.67%      12.55%
EAFE Index                      -13.96%    7.43%       8.68%
--------------------------------------------------------------
# Inception date of 4/30/1993

As depicted in the graph, the International Equity Portfolio is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The index is composed of approximately 1100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks is included, taking into account liquidity concerns. The index is calculated in U. S. dollars.

On May 3, 1994, the Northwestern Mutual International Equity Fund, Inc. (the "Fund") merged into the Northwestern Mutual Series Fund, Inc., International Equity Portfolio (the "Portfolio"). The Portfolio had no assets prior to the merger. After the merger, the assets of the Portfolio were those of the Fund. The investment objectives, policies, management and expenses of the Portfolio are identical to those of the Fund. Accordingly, the performance of the Fund prior to the merger is included with the performance of the Portfolio in the graph and total return figures above.

This chart assumes an initial investment of $10,000 made on 4/30/93 (commencement of the Fund's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns which reflect deduction of charges for the separate account, are shown on page 2.

                                       13         International Equity Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2000

                                                         MARKET
                                           SHARES/        VALUE
 COMMON STOCK (86.2%)      COUNTRY           PAR         (000'S)
 ----------------------------------------------------------------
 CAPITAL EQUIPMENT (10.7%)
 Alcatel                France                108,120   $   6,141
 Alstom                 France                331,740       8,565
 BAE SYSTEMS PLC        United Kingdom      2,627,200      14,991
 *Chubb PLC             United Kingdom      1,652,900       3,901
 FUJITSU LIMITED        Japan                 288,000       4,247
 Hong Kong Aircraft &
  Engineering           Hong Kong           2,680,700       4,743
 *Hyundai Electronics
  Industries Co.        Korea (South)         864,860       2,752
 *Kidde PLC             United Kingdom      1,652,900       1,778
 Koninklijke Philips
  Electronics N.V.      Netherlands           196,075       7,183
 Kurita Water
  Industries, Ltd.      Japan                 433,000       5,668
 Rolls-Royce PLC        United Kingdom      2,685,200       7,952
 SONY CORPORATION       Japan                 135,200       9,353
 The Weir Group PLC     United Kingdom      2,702,500       9,588
                                                        ---------
     TOTAL                                                 86,862
                                                        ---------

 CONSUMER GOODS (10.7%)
 Autoliv, Inc.          Sweden                279,100       4,448
 Aventis S.A.           France                221,000      19,400
 Mayne Nickless Ltd.    Australia           1,671,600       5,424
 Nycomed Amersham PLC   United Kingdom        879,160       7,178
 Ono Pharmaceutical
  Co., Ltd.             Japan                 233,000       9,120
 Tate & Lyle, PLC       United Kingdom        762,600       2,837
 Teva Pharmaceutical
  Industries Ltd., ADR  Israel                202,810      14,856
 Unilever PLC           United Kingdom      1,876,650      16,063
 Volvo AB - B Shares    Sweden                433,000       7,182
                                                        ---------
     TOTAL                                                 86,508
                                                        ---------

 ENERGY (12.6%)
 E.On AG                Germany               310,600      18,896
 Endesa S.A.            Spain                 252,000       4,294
 ENI S.P.A.             Italy               1,460,550       9,324
 EVN AG                 Austria                64,500       1,965
 Hong Kong Electric
  Holdings Limited      Hong Kong           1,790,000       6,609
 *Husky Energy, Inc.    Canada                540,000       5,357
 Iberdrola S.A.         Spain                 587,500       7,364
 *Innogy Holdings PLC   United Kingdom      1,246,864       3,595
 Korea Electric Power
  Corp.                 Korea (South)         271,000       5,056
 Repsol S.A.            Spain                 732,000      11,697
 Shell Transport &
  Trading Company PLC   United Kingdom      1,518,500      12,453

                                                         MARKET
                                           SHARES/        VALUE
 COMMON STOCK (86.2%)      COUNTRY           PAR         (000'S)
 ----------------------------------------------------------------
 ENERGY continued
 Thames Water           United Kingdom        430,504   $   7,749
 Total Fina Elf S.A.    France                 50,922       7,573
                                                        ---------
     TOTAL                                                101,932
                                                        ---------

 FINANCE (22.4%)
 Australia & New
  Zealand Banking
  Group Ltd.            Australia           1,950,601      15,586
 Axa                    France                117,447      16,981
 Banca Nazionale del
  Lavora                Italy               2,479,700       7,613
 *Bangkok Bank Public
  Company Limited       Thailand            1,551,800       1,234
 Deutsche Bank AG       Germany               108,188       9,020
 Hang Lung Development
  Co.                   Hong Kong           2,758,000       2,440
 HSBC Holdings PLC      Hong Kong             568,137       8,449
 ING Groep NV           Netherlands           209,000      16,694
 National Bank of
  Canada                Canada                301,600       5,341
 The Nomura Securities
  Co., Ltd.             Japan                 832,400      14,979
 Nordea AB              Sweden              1,628,500      12,843
 PartnerRe Ltd.         Bermuda               226,600      13,823
 Scor                   France                129,900       6,744
 Swiss Re               Switzerland             5,170      12,395
 Unibanco Uniao de
  Bancos                Brazil             14,033,500         806
 XL Capital Ltd.        Bermuda               178,800      15,623
 Zurich Financial
  Services AG           Switzerland            36,023      21,717
                                                        ---------
     TOTAL                                                182,288
                                                        ---------

 MATERIALS (11.9%)
 Agrium, Inc.           Canada                473,300       6,922
 Akzo Nobel N.V.        Netherlands           348,600      18,721
 AngloGold Limited,
  ADR                   South Africa          238,800       3,567
 Barrick Gold
  Corporation           Canada                390,300       6,395
 BASF AG                Germany               247,960      11,279
 Bayer AG               Germany               157,000       8,269
 Boehler - Uddeholm AG  Austria               119,556       3,872
 Celanese AG            Germany                11,770         214
 Companhia Vale do Rio
  Doce, ADR             Brazil                372,000       9,137
 Corus Group PLC        United Kingdom      4,392,400       4,626
 Hepworth PLC           United Kingdom        607,200       2,549
 *Kinross Gold
  Corporation           Canada              1,796,100         969

International Equity Portfolio         14

                                                         MARKET
                                           SHARES/        VALUE
 COMMON STOCK (86.2%)      COUNTRY           PAR         (000'S)
 ----------------------------------------------------------------
 MATERIALS continued
 Metsa-Serla OYJ        Finland               157,500   $   1,257
 *Nuevo Grupo Mexico
  SA                    Mexico              1,320,000       3,984
 Stora Enso OYJ - R
  Shares                Finland             1,251,897      14,803
                                                        ---------
     TOTAL                                                 96,564
                                                        ---------
 MULTI-INDUSTRY (5.2%)
 Elementis PLC          United Kingdom      1,494,000       2,477
 Hanson PLC             United Kingdom      2,179,974      14,947
 Hutchison Whampoa
  Limited               Hong Kong             877,800      10,945
 Swire Pacific
  Limited, A Shares     Hong Kong           1,459,500      10,479
 Swire Pacific
  Limited, B Shares     Hong Kong           3,534,200       3,081
                                                        ---------
     TOTAL                                                 41,929
                                                        ---------

 SERVICES (12.1%)
 Best Denki Co., Ltd.   Japan                 725,000       3,269
 British Airways PLC    United Kingdom      1,242,900       7,250
 Compania de
  Telecomunicaciones
  de Chile S.A., ADR    Chile                 273,725       3,610
 J. Sainsbury PLC       United Kingdom      1,162,100       6,892
 Korea Telecom
  Corporation, ADR      Korea (South)          97,000       3,007
 Marks & Spencer PLC    United Kingdom      1,148,000       3,190
 Mothercare PLC         United Kingdom        479,913       1,018
 Nippon Telegraph &
  Telephone
  Corporation           Japan                   1,361       9,808
 *P & O Princess
  Cruises PLC           United Kingdom        548,000       2,317
 The Peninsular &
  Oriental Steam
  Navagation Company    United Kingdom        548,000       2,595
 Philippine Long
  Distance Telephone,
  ADR                   Philippines           127,000       2,262
 PT Indosat, ADR        Indonesia             386,900       3,555
 Telecom Corporation
  of New Zealand
  Limited               New Zealand         2,723,800       5,797
 Telefonica, S.A., ADR  Spain                 191,308       9,565
 Telefonos de Mexico
  S.A., ADR             Mexico                275,004      12,410
 Wolters Kluwer NV      Netherlands           777,700      21,203
                                                        ---------
     TOTAL                                                 97,748
                                                        ---------

                                                         MARKET
                                           SHARES/        VALUE
 COMMON STOCK (86.2%)      COUNTRY           PAR         (000'S)
 ----------------------------------------------------------------
 UTILITIES (0.6%)
 International Power
  PLC                   United Kingdom      1,246,864   $   4,675
                                                        ---------
     TOTAL                                                  4,675
                                                        ---------
     TOTAL COMMON STOCK (COST
       $645,294)                                          698,506
                                                        ---------
 PREFERRED STOCK (2.9%)
 ----------------------------------------------------------------
 ENERGY (0.9%)
 Petroleo Brasileiro
  S.A.                  Brazil                325,000       7,630
                                                        ---------
     TOTAL                                                  7,630
                                                        ---------
 FINANCE (0.9%)
 Banco Bradesco S.A.    Brazil            748,500,000       5,374
 Banco Itau S.A.        Brazil             20,790,000       1,972
                                                        ---------
     TOTAL                                                  7,346
                                                        ---------
 SERVICES (1.1%)
 Hyder PLC              United Kingdom        401,400         537
 Moebel Walther AG      Germany                43,597         372
 The News Corporation
  Limited               Australia           1,014,400       7,215
                                                        ---------
     TOTAL                                                  8,124
                                                        ---------

     TOTAL PREFERRED STOCK (COST $22,032)                  23,100
                                                        ---------
   MONEY MARKET INVESTMENTS (14.8%)
 ----------------------------------------------------------------
 AUTO RELATED (2.5%)
 Ford Motor Credit
  Co., 6.54%, 1/18/01   United States    $ 10,000,000       9,969
 Ford Motor Credit
  Co., 6.51%, 1/12/01   United States      10,000,000       9,980
                                                        ---------
     TOTAL                                                 19,949
                                                        ---------
 FOOD AND KINDRED
  PRODUCTS (2.5%)
 Nestle Capital, 6.5%,
  1/8/01                United States      10,000,000       9,987
 Philip Morris Capital
  Company, 6.51%,
  1/26/01               United States      10,000,000       9,955
                                                        ---------
     TOTAL                                                 19,942
                                                        ---------
 MULTI-INDUSTRY (1.2%)
 Walt Disney Company,
  6.52%, 1/3/01         United States      10,000,000       9,996
                                                        ---------
     TOTAL                                                  9,996
                                                        ---------
 OFFICE EQUIPMENT (1.2%)
 Pitney Bowes Inc.,
  6.53%, 1/3/01         United States      10,000,000       9,996
                                                        ---------
     TOTAL                                                  9,996
                                                        ---------

                                       15         International Equity Portfolio

                                                         MARKET
     MONEY MARKET                          SHARES/        VALUE
  INVESTMENTS (14.8%)      COUNTRY           PAR         (000'S)
 ----------------------------------------------------------------
 PERSONAL CREDIT
  INSTITUTIONS (4.9%)
 CXC Incorporated,
  6.55%, 1/22/01        United States       3,900,000   $   3,885
 CXC Incorporated,
  6.53%, 1/2/01         United States      25,900,000      25,896
 Variable Funding
  Capital, 6.49%,
  2/12/01               United States      10,090,000      10,014
                                                        ---------
     TOTAL                                                 39,795
                                                        ---------
 SHORT TERM BUSINESS
  CREDIT (2.5%)
 American Express
  Credit, 6.4%, 1/5/01  United States      10,000,000       9,993
 Transamerica
  Financial
  Corporation, 5.83%,
  1/24/01               United States      10,000,000       9,958
                                                        ---------
     TOTAL                                                 19,951
                                                        ---------
     TOTAL MONEY MARKET INVESTMENTS (COST $119,629)
                                                          119,629
                                                        ---------

     TOTAL INVESTMENTS (103.9%) (COST $786,955)'
                                                          841,235
                                                        ---------

     OTHER ASSETS, LESS LIABILITIES (-3.9%)               (31,618)
                                                        ---------

     TOTAL NET ASSETS (100.0%)                          $ 809,617
                                                        =========

 ----------------------------------------------------------------

' At 12/31/2000 the aggregate cost of securities for federal tax purposes was $786,983 and the net unrealized appreciation of investments based on that cost was $54,252 which is comprised of $161,434 aggregate gross unrealized appreciation and $107,182 aggregate gross unrealized depreciation.

* Non-Income Producing

ADR - American Depository Receipt

Investment Percentage by Country:

United Kingdom                                        16.7%
United States                                         14.2%
France                                                 7.8%
Netherlands                                            7.6%
Japan                                                  6.7%
Germany                                                5.7%
Hong Kong                                              5.6%
Other                                                 35.7%
                                                     ------
Total                                                100.0%

    The Accompanying Notes are an Integral Part of the Financial Statements

International Equity Portfolio         16

 Objective:                               Portfolio Strategy:                                    Net Assets:

 Long-term capital appreciation           Invest in a portfolio designed to approximate the      $137,615,507
 through cost-effective participation     composition and returns of the S&P MidCap 400
 in broad market performance              Index.

INDEX 400 STOCK PORTFOLIO

The Index 400 Stock Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's MidCap 400 Composite Stock Price Index. This index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. Of the 400 stocks, 271 are listed on the New York Stock Exchange, 124 on NASDAQ, and 5 on the American Stock Exchange.

As of December 31, 2000, the 400 companies in the composite had a median market capitalization of $1.9 billion and total market value of $893 billion. For comparison, the 500 large stocks in the S&P 500 Index had a median market capitalization of $8.7 billion and total market value of $11,714 billion.

The Index 400 Portfolio enables contract owners to participate in the performance of mid-sized companies in the U.S. equity market. The Portfolio continues to achieve its objective of matching the results of the S&P 400 MidCap Index before expenses.

                               SECTOR ALLOCATION
                                    12/31/00
[PIE CHART]

                                               CONSUMER                 CONSUMER                          CAPITAL      BASIC
                       TECHNOLOGY   FINANCE    CYCLICALS   HEALTHCARE   STAPLES     ENERGY    UTILITIES    GOODS     MATERIALS
                       ----------   -------    ---------   ----------   --------    ------    ---------   -------    ---------
Sector Allocation         18.00      14.00       13.00        11.00       7.00       7.00       7.00        6.00       4.00

                                      S&P
                                      400         MONEY
                         OTHER       INDEX       MARKET
                       INDUSTRIES   FUTURES    INVESTMENTS
                       ----------   -------    -----------
Sector Allocation         3.00        1.00        9.00

TOP 10 HOLDINGS
12/31/00

   Company                                                         % of Net Assets
   -----------------------------------------------------------------------------------
   Millennium Pharmaceuticals, Inc.                                           1.3%
   -----------------------------------------------------------------------------------
   Waters Corporation                                                         1.1%
   -----------------------------------------------------------------------------------
   Concord EFS, Inc.                                                          1.0%
   -----------------------------------------------------------------------------------
   IDEC Pharmaceuticals Corporation                                           0.9%
   -----------------------------------------------------------------------------------
   Cintas Corporation                                                         0.9%
   -----------------------------------------------------------------------------------
   Univision Communications, Inc. - Class A                                   0.9%
   -----------------------------------------------------------------------------------
   DST Systems, Inc.                                                          0.9%
   -----------------------------------------------------------------------------------
   Genzyme Corporation (General Division)                                     0.8%
   -----------------------------------------------------------------------------------
   Rational Software Corporation                                              0.7%
   -----------------------------------------------------------------------------------
   Cadence Design Systems, Inc.                                               0.7%

PERFORMANCE RELATIVE TO THE S&P MIDCAP 400 INDEX
[LINE GRAPH]

                                                                 INDEX 400 STOCK PORTFOLIO             S&P MIDCAP 400 INDEX
                                                                 -------------------------             --------------------
4/99                                                                       10000                              10000
12/99                                                                      11288                              11358
12/00                                                                      13225                              13346

------------------------------------------------------------------
                   Average Annual Total Return
                For Period Ended December 31, 2000
                                          One Year        Since
                                           Return       Inception#
------------------------------------------------------------------
Index 400 Stock Portfolio                  17.21%         18.21%
S&P MidCap 400 Index                       17.50%         18.85%
------------------------------------------------------------------
# Inception date of 4/30/1999

The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of December 31, 2000, the 400 companies in the composite had median market capitalization of $1.9 billion and a total market value of $893 billion. The MidCap 400 represents approximately 4% of the market value of S&P's database of over 10,000 equities.

"Standard & Poor's(R)", "S&P(R)", "S&P MidCap 400 Index", "Standard & Poor's MidCap 400 Index", "S&P 500(R)", and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Portfolio's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 2.

                                       17              Index 400 Stock Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2000

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (90.1%)                 PAR        (000'S)
 --------------------------------------------------------
 BASIC MATERIALS (3.5%)
 A. Schulman, Inc.                      4,100   $      47
 *Airgas, Inc.                          9,300          63
 AK Steel Holding Corporation          15,300         134
 Albemarle Corporation                  6,400         158
 Bowater Incorporated                   7,000         395
 Cabot Corporation                      9,300         245
 Carpenter Technology Corporation       3,100         109
 Crompton Corporation                  15,963         168
 *Cytec Industries, Inc.                5,700         228
 Ferro Corporation                      4,800         110
 Georgia-Pacific Corporation
  (Timber Group)                       11,200         335
 H.B. Fuller Company                    2,000          79
 IMC Global, Inc.                      16,000         249
 Kennametal, Inc.                       4,300         125
 Longview Fibre Company                 7,200          97
 The Lubrizol Corporation               7,400         191
 Lyondell Chemical Company             16,400         251
 Martin Marietta Materials, Inc.        6,500         275
 *MAXXAM, Inc.                            900          14
 Minerals Technologies, Inc.            2,900          99
 Olin Corporation                       6,300         139
 P.H. Glatfelter Company                5,900          73
 Rayonier, Inc.                         3,800         151
 RPM, Inc.                             14,700         126
 Ryerson Tull, Inc.                     3,500          29
 Solutia, Inc.                         14,900         179
 Sonoco Products Company               13,900         301
 *UCAR International, Inc.              6,300          61
 Universal Corporation                  3,900         137
 The Valspar Corporation                6,000         193
 Wausau-Mosinee Paper Corporation       7,200          73
                                                ---------
     TOTAL                                          4,834
                                                ---------

 CAPITAL GOODS (6.1%)
 AGCO Corporation                       8,300         101
 *Albany International
  Corp. - Class A                       4,326          58
 *American Standard Companies,
  Inc.                                  9,800         483
 AMETEK, Inc.                           4,500         117
 Carlisle Companies Incorporated        4,200         180
 Diebold, Incorporated                 10,000         334
 Donaldson Company, Inc.                6,300         175
 *Dycom Industries, Inc.                5,800         208
 Federal Signal Corporation             6,300         124
 Flowserve Corporation                  5,200         111
 Granite Construction
  Incorporated                          3,800         110
 Harsco Corporation                     5,600         138
 Herman Miller, Inc.                   11,000         316
 Hillenbrand Industries, Inc.           8,700         448
 HON INDUSTRIES, Inc.                   8,400         214
 Hubbell Incorporated - Class B         8,500         225
 *Jabil Circuit, Inc.                  26,600         674
 *Jacobs Engineering Group, Inc.        3,700         171

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (90.1%)                 PAR        (000'S)
 --------------------------------------------------------
 CAPITAL GOODS continued
 Kaydon Corporation                     4,200   $     104
 *KEMET Corporation                    12,200         185
 Newport News Shipbuilding, Inc.        4,300         224
 Nordson Corporation                    4,500         115
 Pentair, Inc.                          6,800         164
 *Plexus Corp.                          5,600         170
 Precision Castparts Corp.              6,900         290
 *Quanta Services, Inc.                 9,000         290
 The Reynolds and Reynolds
  Company - Class A                    10,700         217
 *SCI Systems, Inc.                    20,200         533
 *Sensormatic Electronics
  Corporation                          10,800         217
 *Sequa Corporation - Class A           1,500          55
 *SPX Corporation                       4,400         476
 Stewart & Stevenson Services,
  Inc.                                  3,900          89
 Tecumseh Products Company -
  Class A                               2,700         113
 Teleflex Incorporated                  5,300         234
 Trinity Industries, Inc.               5,300         133
 *Vishay Intertechnology, Inc.         19,287         292
 Wallace Computer Services, Inc.        5,600          95
 York International Corporation         5,300         163
                                                ---------
     TOTAL                                          8,346
                                                ---------

 COMMUNICATION SERVICES (1.5%)
 *Broadwing, Inc.                      30,200         689
 *Powerwave Technologies, Inc.          8,600         503
 *Price Communications
  Corporation                           7,800         131
 Telephone and Data Systems, Inc.       8,400         756
                                                ---------
     TOTAL                                          2,079
                                                ---------

 CONSUMER CYCLICAL (13.0%)
 A. H. Belo Corporation - Class A      16,500         264
 *Abercrombie & Fitch Co. - Class
  A                                    14,100         282
 *ACNielsen Corporation                 8,100         294
 *Acxiom Corporation                   12,300         479
 *American Eagle Outfitters, Inc.       6,500         275
 *Apollo Group, Inc. - Class A         10,500         516
 ArvinMeritor, Inc.                     9,950         113
 Bandag, Incorporated                   2,900         118
 *Barnes & Noble, Inc.                  9,000         239
 *BJ's Wholesale Club, Inc.            10,200         391
 Blyth Industries, Inc.                 6,700         162
 *Borders Group, Inc.                  11,000         129
 Borg-Warner Automotive, Inc.           3,700         148
 Callaway Golf Company                 10,500         196
 *Catalina Marketing Corporation        7,700         300
 *CDW Computer Centers, Inc.           12,200         340
 *ChoicePoint, Inc.                     5,600         367
 Cintas Corporation                    23,450       1,246
 Claire's Stores, Inc.                  7,200         129
 Clayton Homes, Inc.                   19,300         222
 *DeVry, Inc.                           9,700         366

Index 400 Stock Portfolio              18

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (90.1%)                 PAR        (000'S)
 --------------------------------------------------------
 CONSUMER CYCLICAL continued
 *Dollar Tree Stores, Inc.             15,000   $     368
 Family Dollar Stores, Inc.            23,900         512
 Fastenal Company                       5,300         291
 *Furniture Brands International,
  Inc.                                  6,900         145
 Galileo International, Inc.           12,500         250
 *GTECH Holdings Corporation            4,900         101
 Harte-Hanks, Inc.                      9,500         225
 Houghton Mifflin Company               4,300         199
 *International Game Technology        10,100         485
 International Speedway
  Corporation - Class A                 7,400         281
 *Jones Apparel Group, Inc.            16,551         533
 Kelly Services, Inc. - Class A         5,000         118
 Lancaster Colony Corporation           5,500         154
 *Land's End, Inc.                      4,200         106
 *Lear Corporation                      9,200         228
 Lee Enterprises, Incorporated          6,100         182
 Lennar Corporation                     8,600         312
 *Mandalay Resort Group                10,900         239
 Manpower, Inc.                        10,600         403
 Media General, Inc. - Class A          3,200         116
 Modine Manufacturing Company           4,100          85
 *Modis Professional Services,
  Inc.                                 13,500          56
 *Mohawk Industries, Inc.               7,400         203
 NCH Corporation                          700          27
 *NCO Group, Inc.                       3,600         109
 *The Neiman Marcus Group, Inc. -
  Class A                               6,600         235
 Ogden Corporation                      6,900         106
 *Park Place Entertainment
  Corporation                          42,000         501
 *Payless ShoeSource, Inc.              3,114         220
 Pittston Brink's Group                 7,200         143
 The Reader's Digest Association,
  Inc. - Class A                       14,700         574
 Rollins, Inc.                          4,200          84
 Ross Stores, Inc.                     11,600         196
 *Saks Incorporated                    19,800         198
 *Scholastic Corporation                2,400         213
 Shaw Industries, Inc.                 17,700         335
 *Six Flags, Inc.                      11,000         189
 Sotheby's Holdings, Inc. - Class
  A                                     8,200         190
 Superior Industries
  International, Inc.                   3,600         114
 *Sylvan Learning Systems, Inc.         5,219          77
 *Tech Data Corporation                 7,400         200
 True North Communications Inc.         7,000         298
 *Unifi, Inc.                           8,000          72
 *United Rentals, Inc.                  9,800         132
 USG Corporation                        6,200         140
 Viad Corp.                            13,100         301
 The Washington Post Company -
  Class B                               1,300         801
 WestPoint Stevens, Inc.                6,900          52
 *Williams-Sonoma, Inc.                 7,800         156
                                                ---------
     TOTAL                                         17,831
                                                ---------

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (90.1%)                 PAR        (000'S)
 --------------------------------------------------------
 CONSUMER STAPLES (6.7%)
 *AmeriSource Health Corp. CL A         7,200   $     364
 Banta Corporation                      3,500          89
 Bergen Brunswig Corporation -
  Class A                              18,800         298
 Bob Evans Farms, Inc.                  5,000         107
 *Brinker International, Inc.           9,100         384
 Carter-Wallace, Inc.                   6,300         210
 CBRL Group, Inc.                       8,000         146
 *Chris-Craft Industries, Inc.          4,881         325
 Church & Dwight Co., Inc.              5,300         118
 Dean Foods Company                     5,000         153
 The Dial Corporation                  13,300         146
 Dole Food Company, Inc.                7,800         128
 Dreyer's Grand Ice Cream, Inc.         3,900         126
 *Emmis Communications
  Corporation - Class A                 6,600         189
 *Energizer Holdings, Inc.             13,400         286
 Flowers Industries, Inc.              14,000         221
 *Hispanic Broadcasting
  Corporation - Class A                15,200         388
 Hormel Foods Corporation              19,600         365
 IBP, Inc.                             14,800         396
 Interstate Bakeries Corporation        9,200         129
 The J.M. Smucker Company               3,400          95
 *Korn/Ferry International              5,300         113
 Lance, Inc.                            4,000          51
 Lone Star Steakhouse & Saloon,
  Inc.                                  3,600          35
 McCormick & Company,
  Incorporated                          9,600         346
 *Outback Steakhouse, Inc.             10,900         282
 *Papa John's International, Inc.       3,400          76
 *Perrigo Company                      10,300          85
 R.J. Reynolds Tobacco Holdings,
  Inc.                                 14,300         696
 Ruddick Corporation                    6,500          74
 Sensient Technologies
  Corporation                           6,800         155
 *Suiza Foods Corporation               3,900         187
 Tyson Foods, Inc. - Class A           31,500         402
 *Univision Communications,
  Inc. - Class A                       28,800       1,178
 *Valassis Communications, Inc.         7,600         240
 *Westwood One, Inc.                   15,700         303
 Whitman Corporation                   21,800         357
                                                ---------
     TOTAL                                          9,243
                                                ---------

 ENERGY (6.5%)
 *BJ Services Company                  11,600         799
 *Cooper Cameron Corporation            7,400         489
 ENSCO International Incorporated      19,300         657
 *Global Marine, Inc.                  24,500         695
 *Grant Prideco, Inc.                  15,200         333
 *Hanover Compressor Company            8,200         365
 Helmerich & Payne, Inc.                7,000         307
 Murphy Oil Corporation                 6,300         381
 *National Oilwell, Inc.               11,200         433
 Noble Affiliates, Inc.                 7,800         359
 *Noble Drilling Corporation           18,600         808

                                       19              Index 400 Stock Portfolio

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (90.1%)                 PAR        (000'S)
 --------------------------------------------------------
 ENERGY continued
 Ocean Energy, Inc.                    23,300   $     405
 Pennzoil-Quaker States Company        11,000         142
 *Pioneer Natural Resources
  Company                              13,900         274
 *Smith International, Inc.             7,000         522
 Tidewater, Inc.                        7,800         346
 Ultramar Diamond Shamrock
  Corporation                          12,200         377
 Valero Energy Corporation              8,600         320
 *Varco International, Inc.            12,962         282
 *Weatherford International, Inc.      15,200         718
                                                ---------
     TOTAL                                          9,012
                                                ---------

 FINANCE (14.1%)
 A.G. Edwards, Inc.                    11,500         546
 Allmerica Financial Corporation        7,400         537
 American Financial Group, Inc.         8,200         218
 *AmeriCredit Corp.                    10,600         289
 Arthur J. Gallagher & Co.              5,300         337
 Associated Banc-Corp                   9,590         291
 Astoria Financial Corporation          7,100         386
 Banknorth Group, Inc.                 20,200         403
 City National Corporation              6,700         260
 Compass Bancshares, Inc.              16,900         403
 Dime Bancorp, Inc.                    15,300         452
 *The Dun & Bradstreet
  Corporation                          11,300         292
 *E*TRADE Group, Inc.                  41,900         309
 Everest RE Group, Ltd.                 6,400         458
 First Tennessee National
  Corporation                          18,100         524
 First Virginia Banks, Inc.             6,500         312
 FirstMerit Corporation                12,300         329
 Greater Bay Bancorp                    5,600         230
 GreenPoint Financial Corp.            14,200         581
 Hibernia Corporation - Class A        22,200         283
 Horace Mann Educators
  Corporation                           5,700         122
 Investors Financial Services
  Corp.                                 4,200         361
 Legg Mason, Inc.                       8,500         463
 Leucadia National Corporation          7,700         273
 M&T Bank Corporation                  13,000         884
 Marshall & Ilsley Corporation         14,500         737
 Mercantile Bankshares
  Corporation                           9,800         423
 The MONY Group Inc.                    6,500         321
 National Commerce Bancorporation      28,425         704
 Neuberger Berman, Inc.                 6,800         551
 North Fork Bancorporation, Inc.       24,300         597
 Ohio Casualty Corporation              8,400          84
 Old Republic International
  Corporation                          16,400         525
 Pacific Century Financial
  Corporation                          11,100         196
 The PMI Group, Inc.                    6,150         416
 Protective Life Corporation            9,000         290
 Provident Financial Group, Inc.        6,800         255
 Radian Group Inc.                      5,300         398
 Roslyn Bancorp, Inc.                   9,100         249
 SEI Investments Company                7,400         829
 *Silicon Valley Bancshares             6,800         235
 Sovereign Bancorp, Inc.               31,600         257

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (90.1%)                 PAR        (000'S)
 --------------------------------------------------------
 FINANCE continued
 TCF Financial Corporation             11,200   $     499
 Unitrin, Inc.                          9,500         386
 Waddell & Reed Financial, Inc. -
  Class A                              11,500         433
 Webster Financial Corporation          7,400         210
 Westamerica Bancorporation             5,000         215
 Wilmington Trust Corporation           4,500         279
 Zions Bancorporation                  12,100         755
                                                ---------
     TOTAL                                         19,387
                                                ---------

 HEALTHCARE (11.4%)
 *Apogent Technologies, Inc.           14,700         301
 *Apria Healthcare Group, Inc.          7,300         217
 *Barr Laboratories, Inc.               4,800         350
 Beckman Coulter, Inc.                  8,300         348
 *COR Therapeutics, Inc.                7,500         264
 *Covance, Inc.                         8,000          86
 DENTSPLY International, Inc.           7,200         282
 *Edwards Lifesciences
  Corporation                           8,200         146
 *Express Scripts, Inc. - Class A       5,300         542
 *First Health Group Corp.              6,800         317
 *Genzyme Corporation (General
  Division)                            12,100       1,088
 *Gilead Sciences, Inc.                 6,500         539
 *Health Management Associates,
  Inc. - Class A                       33,900         703
 *Health Net, Inc.                     17,100         448
 ICN Pharmaceuticals, Inc.             11,100         341
 *IDEC Pharmaceuticals
  Corporation                           6,600       1,251
 *Incyte Genomics, Inc.                 8,900         221
 *IVAX Corporation                     22,200         850
 *Lincare Holdings, Inc.                7,500         428
 *Millennium Pharmaceuticals,
  Inc.                                 27,800       1,720
 *MiniMed, Inc.                         9,000         378
 Mylan Laboratories, Inc.              17,400         438
 Omnicare, Inc.                        12,900         279
 *Oxford Health Plans, Inc.            11,700         462
 *Pacificare Health Systems, Inc.       4,900          74
 *Protein Design Labs, Inc.             6,000         521
 *Quest Diagnostics Incorporated        6,400         909
 *Quorum Health Group, Inc.            10,000         158
 *Sepracor, Inc.                       10,200         817
 *STERIS Corporation                    9,400         152
 *Sybron Dental Specialties, Inc.           1           0
 *Trigon Healthcare, Inc. - Class
  A                                     5,300         412
 *Vertex Pharmaceuticals
  Incorporated                          8,100         579
 *VISX, Incorporated                    8,500          89
                                                ---------
     TOTAL                                         15,710
                                                ---------

 TECHNOLOGY (18.3%)
 *3Com Corporation                     49,400         420
 *ADTRAN, Inc.                          5,400         115
 Advanced Fibre Communications,
  Inc.                                 11,300         204
 *Affiliated Computer Services,
  Inc. - Class A                        6,900         419

Index 400 Stock Portfolio              20

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (90.1%)                 PAR        (000'S)
 --------------------------------------------------------
 TECHNOLOGY continued
 *ANTEC Corporation                     5,300   $      42
 *Arrow Electronics, Inc.              13,700         392
 *Atmel Corporation                    64,400         748
 Avnet, Inc.                           12,800         275
 *Avocent Corporation                   6,000         162
 *The BISYS Group, Inc.                 7,800         407
 *Cabot Microelectronics
  Corporation                           3,292         171
 *Cadence Design Systems, Inc.         34,400         945
 *CheckFree Corporation                10,500         452
 *Cirrus Logic, Inc.                   10,800         203
 Comdisco, Inc.                        21,300         244
 *CommScope, Inc.                       7,200         119
 *Concord EFS, Inc.                    29,750       1,306
 *Credence Systems Corporation          7,300         168
 *CSG Systems International, Inc.       7,300         343
 *Cypress Semiconductor
  Corporation                          16,900         333
 Dallas Semiconductor Corporation       8,400         215
 *DSP Group, Inc.                       3,800          80
 *DST Systems, Inc.                    17,500       1,172
 *Electronic Arts, Inc.                18,200         775
 *Fiserv, Inc.                         17,250         817
 *Gartner Group, Inc. - Class B        12,000          76
 Harris Corporation                     9,700         297
 *Imation Corp.                         5,000          78
 *InFocus Corporation                   5,300          78
 *Informix Corporation                 39,700         118
 *Integrated Device Technology,
  Inc.                                 14,600         484
 *International Rectifier
  Corporation                           8,600         258
 *Investment Technology Group,
  Inc.                                  4,300         180
 Jack Henry & Associates, Inc.          5,700         354
 *Keane, Inc.                           9,700          95
 *L-3 Communications Holdings,
  Inc.                                  4,700         362
 *Lam Research Corporation             17,400         252
 *Lattice Semiconductor
  Corporation                          13,800         254
 *Legato Systems, Inc.                 12,200          91
 *Litton Industries, Inc.               6,300         496
 *Macromedia, Inc.                      7,300         443
 *Macrovision Corporation               6,900         511
 *Mastec Inc                            6,600         132
 *Mentor Graphics Corporation           9,000         247
 *Micrel, Incorporated                 11,800         398
 *Microchip Technology
  Incorporated                         16,575         364
 *MIPS Technologies, Inc. - Class
  B                                     5,400         138
 *Network Associates, Inc.             19,300          81
 *NOVA Corporation                      9,800         195
 *NVIDIA Corporation                    9,000         295
 *Plantronics, Inc.                     6,800         320
 *Polycom, Inc.                         9,900         319
 *Quantum Corporation - DLT &
  Storage Systems                      20,800         277
 *Rational Software Corporation        26,100       1,015
 *Retek Inc.                            6,600         161
 *RF Micro Devices, Inc.               22,700         623
 *SanDisk Corporation                   9,400         261
 *Sawtek, Inc.                          5,900         273
 *Semtech Corporation                   9,100         201

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (90.1%)                 PAR        (000'S)
 --------------------------------------------------------
 TECHNOLOGY continued
 *Storage Technology Corporation       14,200   $     128
 *Structural Dynamics Research
  Corporation                           5,100          51
 *SunGard Data Systems, Inc.           18,400         866
 *Sybase, Inc.                         12,400         246
 *Sykes Enterprises, Incorporated       5,800          26
 *Symantec Corporation                  8,500         284
 *Synopsys, Inc.                        9,100         432
 *The Titan Corporation                 7,500         122
 *Transaction Systems Architects,
  Inc. - Class A                        4,600          53
 *TranSwitch Corporation               11,400         446
 *TriQuint Semiconductor, Inc.         10,900         476
 *Waters Corporation                   17,900       1,494
 *Wind River Systems, Inc.             10,100         345
                                                ---------
     TOTAL                                         25,223
                                                ---------

 TRANSPORTATION (1.8%)
 Airborne, Inc.                         6,900          67
 *Alaska Air Group, Inc.                3,700         110
 Alexander & Baldwin, Inc.              5,700         150
 *Atlas Air, Inc.                       5,300         173
 C.H. Robinson Worldwide, Inc.         11,800         371
 CNF Transportation, Inc.               6,800         230
 *EGL Inc.                              6,500         156
 Expeditors International of
  Washington, Inc.                      7,200         387
 GATX Corporation                       6,600         329
 *J.B. Hunt Transport Services,
  Inc.                                  4,900          82
 Overseas Shipholding Group, Inc.       4,700         108
 *Swift Transportation Co., Inc.        8,800         174
 *Wisconsin Central
  Transportation Corporation            6,900         104
                                                ---------
     TOTAL                                          2,441
                                                ---------

 UTILITIES (7.2%)
 AGL Resources, Inc.                    7,600         168
 ALLETE                                10,400         258
 Alliant Energy Corporation            11,000         351
 American Water Works Company,
  Inc.                                 13,700         402
 Black Hills Corporation                3,200         143
 Cleco Corporation                      3,100         170
 Conectiv, Inc.                        12,400         249
 DPL, Inc.                             18,500         613
 DQE, Inc.                              8,300         272
 Energy East Corporation               18,300         360
 Hawaiian Electric Industries,
  Inc.                                  4,600         171
 IDACORP, Inc.                          5,300         260
 IPALCO Enterprises, Inc.              12,000         290
 Kansas City Power & Light
  Company                               8,600         236
 MCN Energy Group, Inc.                12,600         349
 The Montana Power Company             14,800         307
 National Fuel Gas Company              5,500         346
 Northeast Utilities                   20,800         504
 NSTAR                                  7,500         322

                                       21              Index 400 Stock Portfolio

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (90.1%)                 PAR        (000'S)
 --------------------------------------------------------
 UTILITIES continued
 OGE Energy Corp.                      10,900   $     266
 Potomac Electric Power Company        15,900         393
 Public Service Company of New
  Mexico                                5,500         147
 Puget Sound Energy, Inc.              11,900         331
 Questar Corporation                   11,200         337
 SCANA Corporation                     14,600         432
 Sierra Pacific Resources              10,981         176
 TECO Energy, Inc.                     17,500         567
 UtiliCorp United, Inc.                13,000         403
 Vectren Corporation                    8,600         220
 Western Resources, Inc.                9,700         241
 WGL Holdings, Inc.                     6,500         198
 Wisconsin Energy Corporation          17,000         384
                                                ---------
     TOTAL                                          9,866
                                                ---------
     TOTAL COMMON STOCK
       (COST $120,351)                            123,972
                                                ---------

 MONEY MARKET INVESTMENTS (9.7%)
 --------------------------------------------------------
 ASSET-BACKED SECURITIES (CMO'S) (4.3%)
 #Asset Securitization, 6.4%,
  2/7/01                           $6,000,000       5,961
                                                ---------
     TOTAL                                          5,961
                                                ---------

 FEDERAL GOVERNMENT AND AGENCIES (2.2%)
 #Federal Home Loan Mortgage
  Corporation, 6.445%, 1/23/01      3,000,000       2,988
                                                ---------
     TOTAL                                          2,988
                                                ---------

 PERSONAL CREDIT INSTITUTIONS (3.2%)
 #CXC Incorporated, 6.53%, 1/2/01  $4,400,000       4,399
                                                ---------
     TOTAL                                          4,399
                                                ---------

     TOTAL MONEY MARKET
      INVESTMENTS (COST $13,348)                   13,348
                                                ---------

     TOTAL INVESTMENTS (99.8%)
      (COST $133,699)'                            137,320
                                                ---------

     OTHER ASSETS, LESS
      LIABILITIES (0.2%)                              296
                                                ---------

     TOTAL NET ASSETS (100.0%)                  $ 137,616
                                                =========

' At 12/31/2000 the aggregate cost of securities for federal tax purposes was $133,726 and the net unrealized appreciation of investments based on that cost was $3,594 which is comprised of $18,777 aggregate gross unrealized appreciation and $15,183 aggregate gross unrealized depreciation.

* Non-Income Producing

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

                                                  UNREALIZED
                                                APPRECIATION/
                       NUMBER OF   EXPIRATION   (DEPRECIATION)
ISSUER (000'S)         CONTRACTS      DATE         (000'S)
--------------------------------------------------------------
MidCap 400                50         03/01           $28
(Total Notional Value at
 12/31/2000, $13,039)

    The Accompanying Notes are an Integral Part of the Financial Statements

Index 400 Stock Portfolio              22

 Objective:                               Portfolio Strategy:                                    Net Assets:

 Long-term appreciation of capital        Hold a diversified mix of high quality growth          $770,815,620
 with moderate risk                       stocks of medium and large companies with
                                          above-average potential for earnings growth.

GROWTH STOCK PORTFOLIO
The Growth Stock Portfolio is invested in high quality companies of large to medium capitalization with strong financial characteristics and the ability to generate internal growth. A key factor in stock selection is the choice of industries with good earnings potential, based on analysis of economic trends to determine their impact on various sectors of the economy. Stock selection is made through "top down" analysis: first industry and market sector choices are made based on the economic environment, and then the most promising companies within each sector are selected as holdings. A strategy of this portfolio is to go beyond the most familiar "blue chip" names to seek out medium-sized companies with stock prices that do not yet reflect their potential for growth. Diversification across 70 to 90 stocks in a wide range of industry groups reduces the Portfolio's risk profile.

Diversification and emphasis on quality continue to drive performance in the Growth Stock Portfolio, which outperformed the S&P 500 Index by more than six percentage points in 2000. During periods of market uncertainty, investors have historically turned to high quality stocks, and the past year was no exception.

Among the stocks that contributed to the Portfolio's strong relative performance were energy holdings such as Enron and EOG Resources; health care companies including Medtronic and Pfizer; financials including Citigroup and Northern Trust; and consumer stocks including PepsiCo, Quaker Oats and several retail holdings. Relative to the S&P 500 Index, the Portfolio is most overweighted in the energy and consumer cyclical sectors, where the emphasis is on retailers such as Kohl's and Walgreen, whose expansion programs appear to more than offset any sensitivity to a slowing economy. During the year, exposure was increased to financial stocks, especially those with fee-based revenue sources.

                               SECTOR ALLOCATION
                                    12/31/00
[PIE CHART]

                                                                                                       BASIC
                                    CONSUMER                             CONSUMER                MATERIALS/CAPITAL     OTHER
                       TECHNOLOGY   CYCLICAL     FINANCE    HEALTHCARE    STAPLES     ENERGY           GOODS         INDUSTRIES
                       ----------   --------     -------    ----------   --------     ------     -----------------   ----------
Sector Allocation        21.00        13.00       13.00       10.00        9.00        9.00             7.00            6.00

                                      OTHER
                                     ASSETS,
                         INDEX        LESS
                        FUTURES    LIABILITIES
                        -------    -----------
Sector Allocation        8.00          4.00

TOP 10 HOLDINGS
12/31/00

   Company                                                     % of Total Net Assets
   -------------------------------------------------------------------------------------
   General Electric Company                                                     2.6%
   -------------------------------------------------------------------------------------
   Enron Corp.                                                                  2.1%
   -------------------------------------------------------------------------------------
   Kohl's Corporation                                                           2.1%
   -------------------------------------------------------------------------------------
   Pfizer, Inc.                                                                 2.1%
   -------------------------------------------------------------------------------------
   Cisco Systems, Inc.                                                          2.0%
   -------------------------------------------------------------------------------------
   Exxon Mobil Corporation                                                      2.0%
   -------------------------------------------------------------------------------------
   Citigroup, Inc.                                                              1.9%
   -------------------------------------------------------------------------------------
   Fiserv, Inc.                                                                 1.8%
   -------------------------------------------------------------------------------------
   Walgreen Co.                                                                 1.6%
   -------------------------------------------------------------------------------------
   Electronic Data Systems Corporation                                          1.6%

PERFORMANCE RELATIVE TO THE S&P 500 INDEX
[LINE GRAPH]

                                                                   GROWTH STOCK PORTFOLIO                 S&P 500 INDEX
                                                                   ----------------------                 -------------
5/94                                                                       10000                              10000
12/94                                                                      10155                              10320
12/95                                                                      13285                              14180
12/96                                                                      16063                              17413
12/97                                                                      20858                              23211
12/98                                                                      26425                              29826
12/99                                                                      32370                              36108
12/00                                                                      31563                              32851

------------------------------------------------------
             Average Annual Total Return
         For Periods Ended December 31, 2000
                                              Since
                         1 Year   5 Years   Inception#
------------------------------------------------------
Growth Stock Portfolio   -2.49%   18.89%      18.83%
S&P 500 Index            -9.02%   18.30%      19.54%
------------------------------------------------------
# Inception date of
 5/3/1994

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 2.

                                       23                 Growth Stock Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2000

                                                  MARKET
                                     SHARES/       VALUE
 COMMON STOCK (87.4%)                  PAR        (000'S)
 ---------------------------------------------------------
 BASIC MATERIALS (1.3%)
 Ecolab, Inc.                          180,300   $   7,786
 PPG Industries, Inc.                   50,300       2,330
                                                 ---------
     TOTAL                                          10,116
                                                 ---------

 CAPITAL GOODS (5.8%)
 Avery Dennison Corporation            175,700       9,642
 Emerson Electric Co.                   44,200       3,484
 General Electric Company              415,100      19,898
 *Solectron Corporation                 84,600       2,868
 Tyco International Ltd.               156,500       8,686
                                                 ---------
     TOTAL                                          44,578
                                                 ---------

 COMMUNICATION SERVICES (2.3%)
 AT&T Corp.                            193,700       3,353
 *AT&T Wireless Group                   37,600         651
 *Nextel Communications,
  Inc. - Class A                       137,300       3,398
 SBC Communications, Inc.               70,139       3,349
 Sprint Corporation                     58,600       1,190
 Verizon Communications Inc.           109,972       5,513
 *WorldCom, Inc.                        16,400         230
                                                 ---------
     TOTAL                                          17,684
                                                 ---------

 CONSUMER CYCLICAL (13.3%)
 *Amazon.com, Inc.                      41,900         652
 *Barnes & Noble, Inc.                 100,000       2,650
 *Costco Wholesale Corporation         144,700       5,779
 Ford Motor Company                    162,580       3,810
 Harley-Davidson, Inc.                 303,700      12,073
 The Home Depot, Inc.                  184,450       8,427
 The Interpublic Group of
  Companies, Inc.                      107,900       4,592
 *Kohl's Corporation                   269,900      16,465
 The McGraw-Hill Companies, Inc.       158,700       9,304
 The New York Times Company -
  Class A                              132,900       5,324
 Omnicom Group, Inc.                    36,600       3,033
 The ServiceMaster Company             245,250       2,820
 Target Corporation                    154,300       4,976
 Tiffany & Co.                          56,600       1,790
 Tribune Company                       207,800       8,780
 Wal-Mart Stores, Inc.                 224,100      11,905
                                                 ---------
     TOTAL                                         102,380
                                                 ---------

 CONSUMER STAPLES (8.5%)
 Anheuser-Busch Companies, Inc.        148,500       6,757
 The Estee Lauder Companies,
  Inc. - Class A                       200,100       8,767
 General Mills, Inc.                    53,600       2,389
 Kimberly-Clark Corporation            111,900       7,910
 McDonald's Corporation                164,600       5,596
 PepsiCo, Inc.                         178,500       8,847
 The Quaker Oats Company                80,900       7,878

                                                  MARKET
                                     SHARES/       VALUE
 COMMON STOCK (87.4%)                  PAR        (000'S)
 ---------------------------------------------------------
 CONSUMER STAPLES continued
 Time Warner, Inc.                      87,600   $   4,576
 Walgreen Co.                          299,200      12,510
                                                 ---------
     TOTAL                                          65,230
                                                 ---------

 ENERGY (8.9%)
 Chevron Corporation                    79,200       6,687
 Conoco Inc. - Class B                 331,200       9,584
 Diamond Offshore Drilling, Inc.       128,700       5,148
 EOG Resources, Inc.                   150,200       8,214
 Exxon Mobil Corporation               178,867      15,550
 Santa Fe International
  Corporation                          189,900       6,089
 Schlumberger Limited                   87,400       6,987
 Tosco Corporation                     310,200      10,527
                                                 ---------
     TOTAL                                          68,786
                                                 ---------

 FINANCE (13.1%)
 American International Group,
  Inc.                                 103,100      10,162
 The Bank of New York Company,
  Inc.                                 173,700       9,586
 CIGNA Corporation                      89,100      11,788
 Citigroup, Inc.                       280,133      14,304
 Fifth Third Bancorp                   160,450       9,587
 Household International, Inc.         141,000       7,755
 Lehman Brothers Holdings, Inc.        119,000       8,047
 Morgan Stanley Dean Witter & Co.      106,900       8,472
 Northern Trust Corporation            139,300      11,362
 The PNC Financial Services Group,
  Inc.                                 133,900       9,783
                                                 ---------
     TOTAL                                         100,846
                                                 ---------

 HEALTHCARE (9.9%)
 Bristol-Myers Squibb Company          108,000       7,985
 Eli Lilly and Company                  75,900       7,063
 *Guidant Corporation                  130,000       7,012
 Johnson & Johnson                      60,500       6,356
 Medtronic, Inc.                       175,600      10,602
 Merck & Co., Inc.                     103,200       9,662
 Pfizer, Inc.                          350,050      16,103
 Schering-Plough Corporation           170,800       9,693
 *Watson Pharmaceuticals, Inc.          36,000       1,843
                                                 ---------
     TOTAL                                          76,319
                                                 ---------

 TECHNOLOGY (20.8%)
 *Amdocs Limited                       149,000       9,871
 *America Online, Inc.                 128,900       4,486
 *Atmel Corporation                    438,700       5,100
 *Avanex Corporation                    19,600       1,167
 *Cisco Systems, Inc.                  409,600      15,668
 Corning Incorporated                  108,500       5,730
 *Corvis Corporation                     1,000          24
 Electronic Data Systems
  Corporation                          212,100      12,249
 *EMC Corporation                      121,600       8,086
 *Fiserv, Inc.                         289,375      13,727
 Intel Corporation                     334,600      10,122

Growth Stock Portfolio                 24

                                                  MARKET
                                     SHARES/       VALUE
 COMMON STOCK (87.4%)                  PAR        (000'S)
 ---------------------------------------------------------
 TECHNOLOGY continued
 International Business Machines
  Corporation                           73,200   $   6,222
 *Microsoft Corporation                142,800       6,194
 Nokia Corp., ADR                      101,100       4,398
 Nortel Networks Corporation           220,300       7,063
 *Oracle Corporation                   369,500      10,739
 *Palm, Inc.                           247,600       7,010
 *Sun Microsystems, Inc.               207,000       5,770
 *Tellabs, Inc.                        152,100       8,594
 Texas Instruments Incorporated        139,500       6,609
 *TIBCO Software Inc.                   99,300       4,760
 *Viacom Inc. - Class B                 96,000       4,488
 *Williams Communications Group,
  Inc. - Class A                       158,300       1,860
                                                 ---------
     TOTAL                                         159,937
                                                 ---------

 TRANSPORTATION (1.4%)
 *FedEx Corporation                     65,000       2,597
 *Midwest Express Holdings, Inc.        81,600       1,199
 Southwest Airlines Co.                208,575       6,993
                                                 ---------
     TOTAL                                          10,789
                                                 ---------
 UTILITIES (2.1%)
 Enron Corp.                           198,200      16,475
                                                 ---------
     TOTAL                                          16,475
                                                 ---------

     TOTAL COMMON STOCK (COST
      $514,720)                                    673,140
                                                 ---------
       MONEY MARKET INVESTMENTS (12.7%)
 ---------------------------------------------------------
 ASSET-BACKED SECURITIES (CMO'S) (2.6%)
 #Asset Securitization, 6.4%,
  2/7/01                           $20,000,000      19,868
                                                 ---------
     TOTAL                                          19,868
                                                 ---------

 AUTO RELATED (3.5%)
 Ford Motor Credit Co., 6.54%,
  1/18/01                           20,000,000      19,938
 General Motors Acceptance
  Corporation, 6.58%, 1/18/01        6,800,000       6,779
                                                 ---------
     TOTAL                                          26,717
                                                 ---------

 FEDERAL GOVERNMENT AND AGENCIES (0.5%)
 Federal Home Loan Mortgage
  Corporation, 6.445%, 1/23/01       4,000,000       3,984
                                                 ---------
     TOTAL                                           3,984
                                                 ---------

                                                  MARKET
                                     SHARES/       VALUE
 MONEY MARKET INVESTMENTS (12.7%)      PAR        (000'S)
 ---------------------------------------------------------
 FINANCE LESSORS (2.6%)
 #Preferred Receivable Funding,
  6.63%, 1/11/01                   $20,000,000   $  19,964
                                                 ---------
     TOTAL                                          19,964
                                                 ---------

 FOOD AND KINDRED PRODUCTS (2.5%)
 #Philip Morris Capital Company,
  6.57%, 3/2/01                     20,000,000      19,786
                                                 ---------
     TOTAL                                          19,786
                                                 ---------

 PERSONAL CREDIT INSTITUTIONS (1.0%)
 #CXC Incorporated, 6.53%, 1/2/01    7,900,000       7,898
                                                 ---------
     TOTAL                                           7,898
                                                 ---------

     TOTAL MONEY MARKET
      INVESTMENTS (COST $98,213)                    98,217
                                                 ---------

     TOTAL INVESTMENTS (100.1%)
      (COST $612,933)'                             771,357
                                                 ---------

     OTHER ASSETS, LESS
      LIABILITIES (-0.1%)                             (541)
                                                 ---------

     TOTAL NET ASSETS (100.0%)                   $ 770,816
                                                 =========

' At 12/31/2000 the aggregate cost of securities for federal tax purposes was $613,063 and the net unrealized appreciation of investments based on that cost was $158,294 which is comprised of $191,552 aggregate gross unrealized appreciation and $33,258 aggregate gross unrealized depreciation.

* Non-Income Producing

ADR - American Depository Receipt

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

                                                      UNREALIZED
                                                    APPRECIATION/
                         NUMBER OF    EXPIRATION    (DEPRECIATION)
   ISSUER (000'S)        CONTRACTS       DATE          (000'S)
------------------------------------------------------------------
S&P 500                     189          3/01           $(245)
(Total Notional Value at
 12/31/2000, $63,324)

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       25                 Growth Stock Portfolio

 Objective:                               Portfolio Strategy:                                    Net Assets:

 Long-term growth of capital and          Actively manage a portfolio of equity securities       $579,980,918
 income, consistent with moderate         with
 investment risk                          a goal of exceeding the total return of the S&P 500
                                          Index.

GROWTH & INCOME STOCK PORTFOLIO
The Growth and Income Stock Portfolio invests mainly in large-capitalization stocks, with a focus on seeking the best values in the market based on long-term earnings forecasts. A sector balance very close to that of the S&P 500 Index is normally maintained, with the emphasis on undervalued stocks within each industry group; a valuation discipline mandates the sale of stocks regarded as overvalued. More focus is placed on capital appreciation and dividend growth than on current dividends. The Portfolio is normally fully invested in equity securities.

In a year in which pronounced weakness in the stock market was accompanied by a dramatic shift in market leadership, the Portfolio's value-oriented management style resulted in performance two percentage points better than its major benchmark. Since the fund essentially matches industry weightings of the Index, stock selection was the major factor in performance for the year.

The Portfolio's holdings in the energy, insurance and health care industries contributed importantly to performance. The stock most overweighted relative to the Index was Tyco, a diversified manufacturing company that was up more than 40% for the year. Large holdings that performed well included ALZA, a mid-capitalization drug company with strong earnings, and Philip Morris. Other investments that contributed to performance were Pharmacia, Ambac Financial, and MetLife, the year's largest initial public offering. Several of these holdings have been scaled back or eliminated, as profits have been taken. The Portfolio's technology holdings were down in line with their industry, although generally not so dramatically as smaller technology companies. Price drops created opportunities to add to some media, telecommunications and technology holdings including Liberty Media, Nextel and Gemstar. Positions were also increased in certain economically sensitive companies that now appear to offer good value, such as Smurfit Stone and Home Depot.

The Growth and Income Stock Portfolio is managed for Northwestern Mutual by J.
P. Morgan Fleming Asset Management.

                               SECTOR ALLOCATION
                                    12/31/00
[PIE CHART]

                                                              CAPITAL    CONSUMER    CONSUMER                  BASIC
                       TECHNOLOGY    FINANCE    HEALTHCARE     GOODS      STAPLES    CYCLICAL     ENERGY     MATERIALS
                       ----------    -------    ----------    -------    --------    --------     ------     ---------
Sector Allocation        20.00        18.00       13.00        10.00       10.00       7.00        7.00        4.00

                          OTHER
                         ASSETS,        MONEY
                          LESS         MARKET
                       LIABILITIES   INVESTMENTS
                       -----------   -----------
Sector Allocation          7.00          4.00

TOP 10 HOLDINGS
12/31/00

   Company                                                     % of Total Net Assets
   -------------------------------------------------------------------------------------
   Exxon Mobil Corporation                                                      4.0%
   -------------------------------------------------------------------------------------
   General Electric Company                                                     3.8%
   -------------------------------------------------------------------------------------
   Tyco International Ltd.                                                      3.8%
   -------------------------------------------------------------------------------------
   Cisco Systems, Inc.                                                          2.9%
   -------------------------------------------------------------------------------------
   Phillip Morris Companies, Inc.                                               2.8%
   -------------------------------------------------------------------------------------
   Citigroup, Inc.                                                              2.6%
   -------------------------------------------------------------------------------------
   Pharmacia Corporation                                                        2.4%
   -------------------------------------------------------------------------------------
   Pfizer, Inc.                                                                 2.1%
   -------------------------------------------------------------------------------------
   U.S. Bancorp                                                                 2.1%
   -------------------------------------------------------------------------------------
   Ambac Financial Group, Inc.                                                  2.1%

PERFORMANCE RELATIVE TO THE S&P 500 INDEX
[LINE GRAPH]

                                                              GROWTH & INCOME STOCK PORTFOLIO             S&P 500 INDEX
                                                              -------------------------------             -------------
5/94                                                                       10000                              10000
12/94                                                                      10034                              10320
12/95                                                                      13156                              14180
12/96                                                                      15783                              17413
12/97                                                                      20523                              23211
12/98                                                                      25271                              29826
12/99                                                                      27158                              36108
12/00                                                                      25269                              32851

-------------------------------------------------------------
                 Average Annual Total Return
             For Periods Ended December 31, 2000
                                                     Since
                                1 Year   5 Years   Inception#
-------------------------------------------------------------
Growth & Income Stock
 Portfolio                      -6.97%   13.94%      14.93%
S&P 500 Index                   -9.02%   18.30%      19.54%
-------------------------------------------------------------
# Inception Date of 5/3/1994

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 2.

Growth & Income Stock Portfolio        26

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2000

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (98.0%)                 PAR        (000'S)
 --------------------------------------------------------
 BASIC MATERIALS (3.8%)
 Alcoa, Inc.                          126,064   $   4,223
 Allegheny Technologies
  Incorporated                        150,850       2,395
 Rohm and Haas Company                199,400       7,240
 *Smurfit-Stone Container
  Corporation                         295,434       4,413
 Temple-Inland, Inc.                   71,100       3,813
                                                ---------
     TOTAL                                         22,084
                                                ---------
 CAPITAL GOODS (9.6%)
 Cooper Industries, Inc.               97,600       4,484
 General Electric Company             464,100      22,247
 *Sensormatic Electronics
  Corporation                         150,000       3,009
 Tyco International Ltd.              392,498      21,784
 Waste Management, Inc.               144,617       4,013
                                                ---------
     TOTAL                                         55,537
                                                ---------

 COMMUNICATION SERVICES (5.5%)
 *Global Crossing Ltd.                131,800       1,886
 *Level 3 Communications, Inc.         89,600       2,940
 *Nextel Communications,
  Inc. - Class A                       59,500       1,473
 *Qwest Communications
  International Inc.                   65,100       2,669
 SBC Communications, Inc.             177,410       8,471
 *Sprint Corporation (PCS Group)      140,400       2,869
 Verizon Communications Inc.          171,348       8,590
 *WorldCom, Inc.                      213,859       2,994
                                                ---------
     TOTAL                                         31,892
                                                ---------

 CONSUMER CYCLICAL (7.4%)
 *Abercrombie & Fitch Co. - Class
  A                                   138,900       2,778
 *Cendant Corporation                 243,804       2,347
 Ford Motor Company                   124,704       2,923
 The Home Depot, Inc.                  73,500       3,358
 *Jones Apparel Group, Inc.            86,700       2,791
 *Lear Corporation                    126,500       3,139
 The News Corporation Limited,
  ADR                                 142,200       4,586
 Target Corporation                   166,500       5,370
 The TJX Companies, Inc.              230,100       6,384
 Wal-Mart Stores, Inc.                175,900       9,344
                                                ---------
     TOTAL                                         43,020
                                                ---------

 CONSUMER STAPLES (10.2%)
 *AT&T Corp - Liberty Media
  Corporation                         520,500       7,059
 The Clorox Company                    88,900       3,156
 The Coca-Cola Company                 52,900       3,224
 *Comcast Corporation - Class A       192,800       8,049
 *Gemstar-TV Guide International,
  Inc.                                 82,400       3,801
 The Gillette Company                 193,500       6,990
 Philip Morris Companies, Inc.        368,800      16,227
 The Procter & Gamble Company          82,200       6,448
 Time Warner, Inc.                     79,600       4,158
                                                ---------
     TOTAL                                         59,112
                                                ---------

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (98.0%)                 PAR        (000'S)
 --------------------------------------------------------
 ENERGY (6.9%)
 Baker Hughes Incorporated            123,400   $   5,129
 Exxon Mobil Corporation              267,527      23,258
 *Global Marine, Inc.                 153,600       4,358
 Royal Dutch Petroleum Company         42,700       2,586
 Shell Transport & Trading
  Company, ADR                         92,000       4,543
                                                ---------
     TOTAL                                         39,874
                                                ---------

 FINANCE (18.0%)
 Ambac Financial Group, Inc.          203,750      11,881
 Bank One Corporation                 121,700       4,457
 Capital One Financial
  Corporation                         118,400       7,792
 CIGNA Corporation                     53,800       7,118
 The CIT Group, Inc.                  211,170       4,250
 Citigroup, Inc.                      292,556      14,938
 *E*TRADE Group, Inc.                  90,600         668
 Federal National Mortgage
  Association                          81,400       7,061
 First Union Corporation              169,200       4,706
 Firstar Corporation                   86,100       2,002
 The Goldman Sachs Group, Inc.         89,200       9,539
 MetLife, Inc.                         67,900       2,377
 U.S. Bancorp                         408,000      11,909
 Washington Mutual, Inc.              173,800       9,222
 XL Capital Ltd. - Class A             70,900       6,195
                                                ---------
     TOTAL                                        104,115
                                                ---------

 HEALTHCARE (12.8%)
 *ALZA Corporation                    208,100       8,844
 American Home Products
  Corporation                          97,500       6,196
 Bristol-Myers Squibb Company          69,200       5,116
 Eli Lilly and Company                 98,700       9,185
 *Human Genome Sciences, Inc.          16,600       1,151
 Merck & Co., Inc.                     89,900       8,417
 Pfizer, Inc.                         261,000      12,006
 Pharmacia Corporation                226,752      13,833
 Schering-Plough Corporation          169,100       9,596
                                                ---------
     TOTAL                                         74,344
                                                ---------

 TECHNOLOGY (20.0%)
 *Altera Corporation                   80,100       2,108
 *America Online, Inc.                195,100       6,789
 *Cisco Systems, Inc.                 434,800      16,632
 *Citrix Systems, Inc.                 61,300       1,379
 Compaq Computer Corporation          233,500       3,514
 Computer Associates
  International, Inc.                 167,100       3,258
 *Dell Computer Corporation           176,300       3,074
 *EMC Corporation                     119,900       7,973
 Intel Corporation                    332,000      10,043
 International Business Machines
  Corporation                          41,100       3,494
 *JDS Uniphase Corporation             40,100       1,672
 *Microsoft Corporation               268,800      11,660

                                       27        Growth & Income Stock Portfolio

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (98.0%)                 PAR        (000'S)
 --------------------------------------------------------
 TECHNOLOGY continued
 Motorola, Inc.                       217,300   $   4,400
 *NCR Corporation                      89,200       4,382
 Nortel Networks Corporation          172,600       5,534
 *Oracle Corporation                  220,800       6,417
 *Quantum Corporation - DLT &
  Storage Systems                     155,000       2,063
 *Sun Microsystems, Inc.              361,600      10,080
 Texas Instruments Incorporated       114,400       5,420
 *TyCom, Ltd.                         140,700       3,148
 *VERITAS Software Corporation         39,218       3,432
                                                ---------
     TOTAL                                        116,472
                                                ---------
 TRANSPORTATION (1.1%)
 Union Pacific Corporation            123,000       6,242
                                                ---------
     TOTAL                                          6,242
                                                ---------
 UTILITIES (2.7%)
 DTE Energy Company                   108,900       4,240
 Dynegy Inc. - Class A                 66,700       3,739
 Entergy Corporation                   84,800       3,588
 NiSource Inc.                        138,390       4,256
                                                ---------
     TOTAL                                         15,823
                                                ---------
     TOTAL COMMON STOCK (COST
       $561,875)                                  568,515
                                                ---------
                                                 MARKET
                                    SHARES/       VALUE
 MONEY MARKET INVESTMENTS (4.3%)      PAR        (000'S)
 --------------------------------------------------------
 ASSET-BACKED SECURITIES (CMO'S) (1.7%)
 Asset Securitization, 6.4%,
  2/7/01                           $10,000,000  $   9,934
                                                ---------
     TOTAL                                          9,934
                                                ---------

 PERSONAL CREDIT INSTITUTIONS (1.7%)
 CXC Incorporated, 6.53%, 1/2/01    4,900,000       4,899
 Variable Funding Capital, 6.49%,
  2/12/01                           5,036,000       4,998
                                                ---------
     TOTAL                                          9,897
                                                ---------

 SHORT TERM BUSINESS CREDIT (0.9%)
 Transamerica Financial
  Corporation, 6.5%, 1/30/01        5,000,000       4,974
                                                ---------
     TOTAL                                          4,974
                                                ---------

     TOTAL MONEY MARKET
      INVESTMENTS (COST $24,805)                   24,805
                                                ---------

     TOTAL INVESTMENTS (102.3%)
      (COST $586,680)'                            593,320
                                                ---------

     OTHER ASSETS, LESS
      LIABILITIES (-2.3%)                         (13,339)
                                                ---------

     TOTAL NET ASSETS (100.0%)                  $ 579,981
                                                =========

' At 12/31/2000 the aggregate cost of securities for federal tax purposes was $590,818 and the net realized appreciation of investments based on that cost was $2,502 which is comprised of $84,277 aggregate gross unrealized appreciation and $81,775 aggregate gross unrealized depreciation.

* Non-Income Producing

ADR - American Depository Receipt

    The Accompanying Notes are an Integral Part of the Financial Statements

Growth & Income Stock Portfolio        28

 Objective:                               Portfolio Strategy:                                    Net Assets:

 Long-term capital appreciation           Invest in a portfolio designed to approximate the      $2,072,936,918
 through cost-effective participation     composition and returns of the S&P 500 Index.
 in broad market performance

INDEX 500 STOCK PORTFOLIO

The Index 500 Stock Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. As of December 31, 2000, the 500 stocks in the Index had a median market capitalization of $8.7 billion and total market value of $11,714 billion. Of the 500 stocks, 428 are listed on the New York Stock Exchange, 70 on NASDAQ, and 2 on the American Stock Exchange.

This composite of 500 stocks of large U.S.-based companies, compiled by Standard & Poor's Corporation, is generally regarded as a good proxy for the large-capitalization portion of the U.S. equity market; the Portfolio therefore enables contract owners to participate in overall performance of the equity market. The Portfolio continues to achieve the objective of matching the results of the S&P 500 before expenses.

                               SECTOR ALLOCATION
                                    12/31/00
[PIE CHART]

                                                             CONSUMER     CAPITAL    CONSUMER                  BASIC
                       TECHNOLOGY    FINANCE    HEALTHCARE    STAPLES      GOODS     CYCLICAL     ENERGY     MATERIALS
                       ----------    -------    ----------   --------     -------    --------     ------     ---------
Sector Allocation        22.00        17.00       14.00        10.00       9.00        8.00        7.00        2.00

                          OTHER
                         ASSETS,      S&P 500
                          LESS         INDEX
                       LIABILITIES    FUTURES
                       -----------    -------
Sector Allocation         10.00        1.00

TOP 10 HOLDINGS
12/31/00

   Company                                                           % of Net Assets
   -------------------------------------------------------------------------------------
   General Electric Company                                                     4.0%
   -------------------------------------------------------------------------------------
   Exxon Mobil Corporation                                                      2.6%
   -------------------------------------------------------------------------------------
   Pfizer, Inc.                                                                 2.5%
   -------------------------------------------------------------------------------------
   Cisco Systems, Inc.                                                          2.3%
   -------------------------------------------------------------------------------------
   Citigroup, Inc.                                                              2.2%
   -------------------------------------------------------------------------------------
   Wal-Mart Stores, Inc.                                                        2.0%
   -------------------------------------------------------------------------------------
   Microsoft Corporation                                                        1.9%
   -------------------------------------------------------------------------------------
   American International Group, Inc.                                           1.9%
   -------------------------------------------------------------------------------------
   Merck & Co., Inc.                                                            1.8%
   -------------------------------------------------------------------------------------
   Intel Corporation                                                            1.7%

PERFORMANCE RELATIVE TO THE S&P 500 INDEX
[LINE GRAPH]

                                                INDEX 500 STOCK PORTFOLIO         S&P 500 INDEX
                                                -------------------------         -------------
12/90                                                   10000.00                    10000.00
                                                        12978.00                    13050.00
12/92                                                   13568.00                    14042.00
                                                        14911.00                    15460.00
12/94                                                   15092.00                    15646.00
                                                        20714.00                    21497.00
12/96                                                   25426.00                    26398.00
                                                        33867.00                    35189.00
12/98                                                   43596.00                    45218.00
                                                        52714.00                    54741.00
12/00                                                   48097.00                    49803.00

-----------------------------------------------------------
                Average Annual Total Return
            For Periods Ended December 31, 2000
                                1 Year   5 Years   10 Years
-----------------------------------------------------------
Index 500 Stock Portfolio       -8.75%   18.35%     17.01%
S&P 500 Index                   -9.02%   18.30%     17.42%
-----------------------------------------------------------

On April 30, 1993, the Portfolio was indexed to approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. Before that date, the Portfolio was actively managed.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

"Standard & Poor's(R)", "S&P(R)", "S&P MidCap 400 Index", "Standard & Poor's MidCap 400 Index, "S&P 500(R)", and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

This chart assumes an initial investment of $10,000 made on 12/31/90. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 2.

                                       29              Index 500 Stock Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2000

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (99.2%)               PAR          (000'S)
 ---------------------------------------------------------
 BASIC MATERIALS (2.4%)
 Air Products and Chemicals,
  Inc.                                40,300   $     1,652
 Alcan Aluminium Ltd.                 58,800         2,010
 Alcoa, Inc.                         152,168         5,098
 Allegheny Technologies
  Incorporated                        14,267           226
 Archer-Daniels-Midland
  Company                            111,121         1,667
 Barrick Gold Corporation             69,500         1,138
 Bemis Company, Inc.                   9,300           312
 Boise Cascade Corporation            10,100           340
 The Dow Chemical Company            119,200         4,366
 E. I. du Pont de Nemours and
  Company                            183,200         8,851
 Eastman Chemical Company             13,525           659
 Ecolab, Inc.                         22,500           972
 Engelhard Corporation                22,400           456
 *FMC Corporation                      5,300           380
 *Freeport-McMoRan Copper &
  Gold, Inc. - Class B                26,900           230
 Georgia-Pacific Corporation          39,471         1,229
 Great Lakes Chemical
  Corporation                          9,200           342
 Hercules Incorporated                18,900           360
 Homestake Mining Company             46,200           193
 *Inco Limited                        31,900           535
 International Flavors &
  Fragrances, Inc.                    17,600           358
 International Paper Company          84,906         3,465
 Louisiana-Pacific Corporation        18,300           185
 Massey Energy Company                13,300           170
 The Mead Corporation                 18,000           565
 Newmont Mining Corporation           29,580           505
 Nucor Corporation                    14,300           568
 *Pactiv Corporation                  29,800           369
 Phelps Dodge Corporation             13,824           772
 Placer Dome, Inc.                    57,600           554
 Potlatch Corporation                  5,000           168
 PPG Industries, Inc.                 30,600         1,417
 Praxair, Inc.                        27,800         1,234
 Rohm and Haas Company                38,013         1,380
 Sigma-Aldrich Corporation            14,200           558
 Temple-Inland, Inc.                   9,000           483
 Union Carbide Corporation            23,700         1,275
 USX-U. S. Steel Group                15,600           281
 Vulcan Materials Company             17,700           847
 Westvaco Corporation                 17,650           515
 Weyerhaeuser Company                 38,700         1,964
 Willamette Industries, Inc.          19,200           901
 Worthington Industries, Inc.         15,050           121
                                               -----------
     TOTAL                                          49,671
                                               -----------

 CAPITAL GOODS (8.9%)
 *Allied Waste Industries,
  Inc.                                34,600           504

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (99.2%)               PAR          (000'S)
 ---------------------------------------------------------
 CAPITAL GOODS continued
 *American Power Conversion
  Corporation                         34,200   $       423
 Avery Dennison Corporation           19,600         1,076
 The B.F. Goodrich Company            17,800           647
 Ball Corporation                      5,100           235
 The Boeing Company                  157,676        10,407
 Briggs & Stratton Corporation         3,800           169
 Caterpillar, Inc.                    60,700         2,872
 Cooper Industries, Inc.              16,400           753
 Crane Co.                            10,675           304
 Cummins Engine Company, Inc.          7,300           277
 Danaher Corporation                  24,900         1,703
 Deere & Company                      41,200         1,887
 Dover Corporation                    35,700         1,448
 Eaton Corporation                    12,800           962
 Emerson Electric Co.                 75,100         5,919
 *Fluor Corporation                   13,300           440
 General Dynamics Corporation         34,900         2,722
 General Electric Company          1,740,500        83,436
 Honeywell International, Inc.       140,750         6,659
 Illinois Tool Works, Inc.            53,000         3,157
 Ingersoll-Rand Company               28,300         1,185
 ITT Industries, Inc.                 15,400           597
 Johnson Controls, Inc.               15,100           785
 Lockheed Martin Corporation          75,008         2,547
 McDermott International, Inc.        10,600           114
 Millipore Corporation                 8,100           510
 Minnesota Mining and
  Manufacturing Company               69,500         8,375
 Molex Incorporated                   34,500         1,225
 National Service Industries,
  Inc.                                 7,200           185
 *Navistar International
  Corporation                         10,400           272
 Northrop Grumman Corporation         12,600         1,046
 PACCAR, Inc.                         13,470           663
 Pall Corporation                     21,700           462
 Parker-Hannifin Corporation          19,675           868
 Pitney Bowes, Inc.                   44,900         1,487
 Raytheon Company - Class B           59,700         1,854
 Rockwell International
  Corporation                         32,500         1,548
 *Sanmina Corporation                 26,600         2,038
 *Sealed Air Corporation              14,671           447
 *Solectron Corporation              111,800         3,790
 Symbol Technologies, Inc.            25,700           925
 Textron, Inc.                        25,200         1,172
 *Thermo Electron Corporation         30,500           907
 Thomas & Betts Corporation           10,200           165
 The Timken Company                   10,600           160
 Tyco International Ltd.             296,113        16,435
 United Technologies
  Corporation                         82,300         6,471
 Waste Management, Inc.              109,185         3,030
                                               -----------
     TOTAL                                         185,263
                                               -----------

Index 500 Stock Portfolio              30

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (99.2%)               PAR          (000'S)
 ---------------------------------------------------------
 COMMUNICATION SERVICES (5.4%)
 ALLTEL Corporation                   55,400   $     3,459
 AT&T Corp.                          660,038        11,427
 BellSouth Corporation               329,300        13,481
 CenturyTel, Inc.                     24,700           883
 *Global Crossing Ltd.               154,710         2,214
 *Nextel Communications,
  Inc. - Class A                     133,800         3,312
 *Qwest Communications
  International Inc.                 291,817        11,964
 SBC Communications, Inc.            595,625        28,441
 Sprint Corporation                  155,500         3,159
 *Sprint Corporation (PCS
  Group)                             163,100         3,333
 Verizon Communications Inc.         477,586        23,939
 *WorldCom, Inc.                     504,873         7,068
                                               -----------
     TOTAL                                         112,680
                                               -----------

 CONSUMER CYCLICAL (7.6%)
 American Greetings
  Corporation - Class A               11,300           107
 *AutoZone, Inc.                      22,400           638
 *Bed Bath & Beyond, Inc.             49,700         1,112
 *Best Buy Co., Inc.                  36,300         1,073
 The Black & Decker
  Corporation                         14,600           573
 Brunswick Corporation                15,300           251
 Carnival Corporation                103,600         3,192
 *Cendant Corporation                127,633         1,228
 Centex Corporation                   10,300           387
 Circuit City Stores, Inc.            36,100           415
 *Consolidated Stores
  Corporation                         19,600           208
 *Convergys Corporation               27,000         1,223
 Cooper Tire & Rubber Company         12,700           135
 *Costco Wholesale Corporation        78,514         3,136
 Dana Corporation                     26,200           401
 Delphi Automotive Systems
  Corporation                         98,437         1,107
 Dillard's, Inc. - Class A            16,400           194
 Dollar General Corporation           57,728         1,090
 Dow Jones & Company, Inc.            15,400           872
 *Federated Department Stores,
  Inc.                                36,500         1,278
 Ford Motor Company                  332,619         7,796
 Gannett Co., Inc.                    46,300         2,920
 The Gap, Inc.                       149,375         3,809
 General Motors Corporation           94,247         4,801
 Genuine Parts Company                30,700           804
 The Goodyear Tire & Rubber
  Company                             27,500           632
 H&R Block, Inc.                      16,100           666
 Harcourt General, Inc.               12,800           732
 Harley-Davidson, Inc.                53,200         2,115
 *Harrah's Entertainment, Inc.        20,500           541
 Hasbro, Inc.                         30,275           322
 Hilton Hotels Corporation            64,800           680
 The Home Depot, Inc.                406,994        18,595
 IMS Health Incorporated              52,200         1,409

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (99.2%)               PAR          (000'S)
 ---------------------------------------------------------
 CONSUMER CYCLICAL continued
 The Interpublic Group of
  Companies, Inc.                     54,100   $     2,303
 J. C. Penney Company, Inc.           46,000           500
 Kaufman and Broad Home
  Corporation                          8,500           286
 *Kmart Corporation                   84,400           448
 Knight-Ridder, Inc.                  13,300           756
 *Kohl's Corporation                  57,900         3,532
 Leggett & Platt, Incorporated        34,500           653
 The Limited, Inc.                    75,848         1,294
 Liz Claiborne, Inc.                   9,400           391
 Lowe's Companies, Inc.               67,200         2,990
 Marriott International,
  Inc. - Class A                      42,200         1,783
 Masco Corporation                    80,300         2,063
 Mattel, Inc.                         74,888         1,081
 The May Department Stores
  Company                             52,300         1,713
 Maytag Corporation                   13,600           439
 The McGraw-Hill Companies,
  Inc.                                34,200         2,005
 Meredith Corporation                  8,900           286
 The New York Times Company -
  Class A                             29,300         1,174
 NIKE, Inc. - Class B                 47,400         2,646
 Nordstrom, Inc.                      22,900           416
 *Office Depot, Inc.                  53,700           383
 Omnicom Group, Inc.                  31,200         2,586
 Pulte Corporation                     7,100           300
 RadioShack Corporation               32,600         1,396
 *Reebok International Ltd.           10,000           273
 *Robert Half International
  Inc.                                31,400           832
 Sears, Roebuck & Co.                 60,200         2,092
 The Sherwin-Williams Company         28,600           753
 Snap-on Incorporated                 10,350           289
 The Stanley Works                    15,200           474
 *Staples, Inc.                       79,800           943
 Starwood Hotels & Resorts
  Worldwide, Inc.                     34,000         1,199
 Target Corporation                  159,900         5,157
 Tiffany & Co.                        25,500           806
 The TJX Companies, Inc.              51,400         1,426
 *Toys "R" Us, Inc.                   35,900           599
 Tribune Company                      54,147         2,288
 TRW, Inc.                            21,800           845
 V. F. Corporation                    20,100           728
 Visteon Corporation                  23,033           265
 Wal-Mart Stores, Inc.               784,800        41,693
 Whirlpool Corporation                12,500           596
                                               -----------
     TOTAL                                         157,124
                                               -----------

 CONSUMER STAPLES (10.3%)
 Adolph Coors Company - Class
  B                                    6,500           522
 Alberto-Culver Company -
  Class B                              9,800           420
 Albertson's, Inc.                    74,326         1,970

                                       31              Index 500 Stock Portfolio

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (99.2%)               PAR          (000'S)
 ---------------------------------------------------------
 CONSUMER STAPLES continued
 Anheuser-Busch Companies,
  Inc.                               159,200   $     7,244
 Avon Products, Inc.                  41,700         1,996
 Brown-Forman Corporation -
  Class B                             12,000           798
 Campbell Soup Company                74,000         2,562
 Cardinal Health, Inc.                48,850         4,867
 *Clear Channel
  Communications, Inc.               102,900         4,984
 The Clorox Company                   41,200         1,463
 The Coca-Cola Company               435,200        26,519
 Coca-Cola Enterprises, Inc.          73,500         1,397
 Colgate-Palmolive Company           100,900         6,513
 *Comcast Corporation - Class
  A                                  159,000         6,638
 ConAgra, Inc.                        93,700         2,436
 CVS Corporation                      68,600         4,112
 Darden Restaurants, Inc.             21,500           492
 Deluxe Corporation                   12,700           321
 Fortune Brands, Inc.                 27,600           828
 General Mills, Inc.                  50,200         2,237
 The Gillette Company                185,000         6,683
 H.J. Heinz Company                   61,050         2,896
 Hershey Foods Corporation            24,000         1,545
 Kellogg Company                      71,300         1,872
 Kimberly-Clark Corporation           94,544         6,683
 *The Kroger Co.                     145,100         3,927
 Longs Drug Stores Corporation         6,600           159
 McDonald's Corporation              232,100         7,891
 McKesson HBOC, Inc.                  49,945         1,793
 Newell Rubbermaid, Inc.              46,832         1,065
 PepsiCo, Inc.                       253,600        12,569
 Philip Morris Companies, Inc.       395,700        17,411
 The Procter & Gamble Company        229,800        18,025
 The Quaker Oats Company              23,300         2,269
 R. R. Donnelley & Sons
  Company                             21,400           578
 Ralston Purina Company               53,900         1,408
 *Safeway, Inc.                       87,400         5,463
 Sara Lee Corporation                152,800         3,753
 *Starbucks Corporation               32,900         1,456
 SUPERVALU INC                        23,300           323
 SYSCO Corporation                   117,200         3,516
 Time Warner, Inc.                   232,600        12,151
 *Tricon Global Restaurants,
  Inc.                                25,590           844
 Tupperware Corporation               10,100           206
 UST, Inc.                            28,500           800
 Walgreen Co.                        177,500         7,422
 The Walt Disney Company             366,307        10,600
 Wendy's International, Inc.          19,900           522
 Winn-Dixie Stores, Inc.              24,700           479
 Wm. Wrigley Jr. Company              20,000         1,916
                                               -----------
     TOTAL                                         214,544
                                               -----------

 ENERGY (6.7%)
 Amerada Hess Corporation             15,800         1,154
 Anadarko Petroleum
  Corporation                         42,762         3,040
 Apache Corporation                   21,500         1,506

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (99.2%)               PAR          (000'S)
 ---------------------------------------------------------
 ENERGY continued
 Ashland, Inc.                        12,300   $       441
 Baker Hughes Incorporated            58,130         2,416
 Burlington Resources, Inc.           37,920         1,915
 Chevron Corporation                 114,700         9,685
 Conoco Inc. - Class B               109,400         3,166
 Devon Energy Corporation             22,400         1,366
 EOG Resources, Inc.                  20,400         1,116
 Exxon Mobil Corporation             612,185        53,223
 Halliburton Company                  78,300         2,838
 Kerr-McGee Corporation               16,605         1,111
 *Nabors Industries, Inc.             25,700         1,520
 Occidental Petroleum
  Corporation                         64,800         1,571
 Phillips Petroleum Company           44,800         2,548
 *Rowan Companies, Inc.               16,600           448
 Royal Dutch Petroleum Company       376,800        22,820
 Schlumberger Limited                100,200         8,010
 Sunoco, Inc.                         15,300           515
 Texaco, Inc.                         96,900         6,020
 Tosco Corporation                    25,400           862
 Transocean Sedco Forex, Inc.         37,001         1,702
 Unilever N.V                        100,467         6,323
 Unocal Corporation                   42,700         1,652
 USX-Marathon Group                   54,800         1,521
                                               -----------
     TOTAL                                         138,489
                                               -----------

 FINANCE (17.4%)
 AFLAC Incorporated                   46,600         3,364
 The Allstate Corporation            129,028         5,621
 Ambac Financial Group, Inc.          18,400         1,073
 American Express Company            234,000        12,855
 American General Corporation         44,425         3,621
 American International Group,
  Inc.                               406,592        40,074
 AmSouth Bancorporation               66,200         1,010
 Aon Corporation                      44,800         1,534
 Bank of America Corporation         288,676        13,243
 The Bank of New York Company,
  Inc.                               129,700         7,158
 Bank One Corporation                203,086         7,438
 BB&T Corporation                     70,300         2,623
 The Bear Stearns Companies,
  Inc.                                18,938           960
 Capital One Financial
  Corporation                         34,500         2,271
 The Charles Schwab
  Corporation                        242,650         6,885
 Charter One Financial, Inc.          36,935         1,066
 The Chase Manhattan
  Corporation                        229,918        10,447
 The Chubb Corporation                30,700         2,656
 CIGNA Corporation                    27,700         3,665
 Cincinnati Financial
  Corporation                         28,300         1,120
 The CIT Group, Inc.                  46,100           928
 Citigroup, Inc.                     884,423        45,160
 Comerica Incorporated                27,450         1,630
 Conseco, Inc.                        57,137           753
 Countrywide Credit
  Industries, Inc.                    20,100         1,010

Index 500 Stock Portfolio              32

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (99.2%)               PAR          (000'S)
 ---------------------------------------------------------
 FINANCE continued
 Federal Home Loan Mortgage
  Corporation                        122,100   $     8,410
 Federal National Mortgage
  Association                        177,000        15,355
 Fifth Third Bancorp                  81,712         4,882
 First Union Corporation             173,052         4,813
 Firstar Corporation                 168,365         3,914
 FleetBoston Financial
  Corporation                        158,620         5,958
 Franklin Resources, Inc.             42,800         1,631
 Golden West Financial
  Corporation                         27,800         1,877
 The Hartford Financial
  Services Group, Inc.                39,400         2,783
 Household International, Inc.        82,979         4,564
 Huntington Bancshares
  Incorporated                        44,182           715
 J.P. Morgan & Co.
  Incorporated                        27,900         4,617
 Jefferson-Pilot Corporation          18,150         1,357
 KeyCorp                              75,700         2,120
 Lehman Brothers Holdings,
  Inc.                                42,700         2,888
 Lincoln National Corporation         33,500         1,585
 Loews Corporation                    17,300         1,792
 Marsh & McLennan Companies,
  Inc.                                47,650         5,575
 MBIA, Inc.                           17,300         1,282
 MBNA Corporation                    149,675         5,529
 Mellon Financial Corporation         85,800         4,220
 Merrill Lynch & Co., Inc.           141,200         9,628
 MetLife, Inc.                       134,400         4,704
 MGIC Investment Corporation          18,700         1,261
 Moody's Corporation                  28,500           732
 Morgan Stanley Dean Witter &
  Co.                                197,710        15,668
 National City Corporation           106,700         3,068
 Northern Trust Corporation           39,000         3,181
 Old Kent Financial
  Corporation                         24,085         1,054
 The PNC Financial Services
  Group, Inc.                         50,800         3,712
 The Progressive Corporation          12,900         1,337
 Providian Financial
  Corporation                         50,200         2,887
 Regions Financial Corporation        38,500         1,052
 SAFECO Corporation                   22,400           736
 SouthTrust Corporation               29,600         1,204
 The St. Paul Companies, Inc.         39,286         2,134
 State Street Corporation             28,300         3,515
 Stilwell Financial Inc.              39,500         1,558
 Summit Bancorp                       30,600         1,169
 SunTrust Banks, Inc.                 52,400         3,301
 Synovus Financial Corp.              49,950         1,346
 T. Rowe Price Associates,
  Inc.                                21,300           900
 Torchmark Corporation                22,400           861
 U.S. Bancorp                        131,031         3,824
 Union Planters Corporation           23,700           847
 UnumProvident Corporation            42,331         1,138
 USA Education, Inc.                  27,300         1,856

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (99.2%)               PAR          (000'S)
 ---------------------------------------------------------
 FINANCE continued
 Wachovia Corporation                 35,700   $     2,075
 Washington Mutual, Inc.              94,736         5,027
 Wells Fargo & Company               289,330        16,111
                                               -----------
     TOTAL                                         359,918
                                               -----------

 HEALTHCARE (13.8%)
 Abbott Laboratories                 272,400        13,194
 Aetna Inc.                           24,763         1,017
 Allergan, Inc.                       23,100         2,236
 *ALZA Corporation                    40,600         1,726
 American Home Products
  Corporation                        229,100        14,559
 *Amgen, Inc.                        180,700        11,554
 Applera Corporation - Applied
  Biosystems Group                    36,600         3,443
 Bausch & Lomb Incorporated            9,400           380
 Baxter International, Inc.           51,300         4,530
 Becton, Dickinson and Company        44,500         1,541
 *Biogen, Inc.                        26,000         1,562
 Biomet, Inc.                         31,250         1,240
 *Boston Scientific
  Corporation                         71,400           977
 Bristol-Myers Squibb Company        345,400        25,538
 C. R. Bard, Inc.                      8,900           414
 *Chiron Corporation                  32,100         1,428
 Eli Lilly and Company               198,500        18,473
 *Forest Laboratories, Inc.           15,300         2,033
 *Guidant Corporation                 53,900         2,907
 HCA - The Healthcare Company         98,100         4,317
 *HEALTHSOUTH Corporation             67,800         1,106
 *Humana, Inc.                        29,200           445
 Johnson & Johnson                   244,300        25,667
 *King Pharmaceuticals, Inc.          29,200         1,509
 *Manor Care, Inc.                    18,000           371
 *MedImmune, Inc.                     36,900         1,760
 Medtronic, Inc.                     210,500        12,709
 Merck & Co., Inc.                   404,300        37,854
 Pfizer, Inc.                      1,109,450        51,036
 Pharmacia Corporation               228,070        13,912
 *Quintiles Transnational
  Corp.                               20,300           425
 Schering-Plough Corporation         257,400        14,607
 *St. Jude Medical, Inc.              14,800           909
 Stryker Corporation                  34,300         1,735
 *Tenet Healthcare Corporation        55,300         2,457
 UnitedHealth Group
  Incorporated                        56,400         3,462
 *Watson Pharmaceuticals, Inc.        18,000           921
 *Wellpoint Health Networks,
  Inc. - Class A                      11,000         1,268
                                               -----------
     TOTAL                                         285,222
                                               -----------

 TECHNOLOGY (22.1%)
 *Adaptec, Inc.                       17,400           178
 *ADC Telecommunications, Inc.       135,600         2,458
 Adobe Systems Incorporated           42,100         2,450
 *Advanced Micro Devices, Inc.        54,700           756
 *Agilent Technologies, Inc.          79,580         4,357

                                       33              Index 500 Stock Portfolio

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (99.2%)               PAR          (000'S)
 ---------------------------------------------------------
 TECHNOLOGY continued
 *Altera Corporation                  70,100   $     1,845
 *America Online, Inc.               405,700        14,118
 *Analog Devices, Inc.                62,400         3,194
 *Andrew Corporation                  14,237           310
 *Apple Computer, Inc.                57,100           849
 *Applied Materials, Inc.            142,500         5,442
 Autodesk, Inc.                       10,100           272
 Automatic Data Processing,
  Inc.                               110,200         6,977
 *Avaya Inc.                          48,866           504
 *BMC Software, Inc.                  43,400           608
 *Broadcom Corporation - Class
  A                                   39,000         3,296
 *BroadVision, Inc.                   46,900           554
 *Cabletron Systems, Inc.             32,400           488
 *Ceridian Corporation                25,500           508
 *Cisco Systems, Inc.              1,247,000        47,697
 *Citrix Systems, Inc.                32,600           734
 Compaq Computer Corporation         298,709         4,496
 Computer Associates
  International, Inc.                103,812         2,024
 *Computer Sciences
  Corporation                         29,500         1,774
 *Compuware Corporation               64,100           401
 *Comverse Technology, Inc.           27,400         2,976
 *Conexant Systems, Inc.              40,000           615
 Corning Incorporated                155,000         8,186
 *Dell Computer Corporation          454,600         7,927
 Eastman Kodak Company                54,100         2,130
 Electronic Data Systems
  Corporation                         82,000         4,736
 *EMC Corporation                    383,174        25,481
 Equifax, Inc.                        24,800           711
 First Data Corporation               71,200         3,751
 *Gateway, Inc.                       56,600         1,018
 Hewlett-Packard Company             350,500        11,063
 Intel Corporation                 1,179,800        35,688
 International Business
  Machines Corporation               309,400        26,299
 *Intuit Inc.                         35,700         1,408
 *JDS Uniphase Corporation           164,500         6,858
 *KLA-Tencor Corporation              32,700         1,102
 *Lexmark International Group,
  Inc. - Class A                      22,400           993
 Linear Technology Corporation        54,700         2,530
 *LSI Logic Corporation               54,500           931
 Lucent Technologies, Inc.           586,800         7,922
 *Maxim Integrated Products,
  Inc.                                49,700         2,376
 *Mercury Interactive
  Corporation                         14,000         1,264
 *Micron Technology, Inc.             99,200         3,522
 *Microsoft Corporation              924,700        40,108
 Motorola, Inc.                      383,210         7,760
 *National Semiconductor
  Corporation                         31,200           628
 *NCR Corporation                     16,900           830
 *Network Appliance, Inc.             54,900         3,526
 Nortel Networks Corporation         524,900        16,830
 *Novell, Inc.                        57,100           298

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (99.2%)               PAR          (000'S)
 ---------------------------------------------------------
 TECHNOLOGY continued
 *Novellus Systems, Inc.              23,000   $       827
 *Oracle Corporation                 989,300        28,751
 *Palm, Inc.                          99,320         2,812
 *Parametric Technology
  Corporation                         47,800           642
 Paychex, Inc.                        65,375         3,179
 *PeopleSoft, Inc.                    49,100         1,826
 PerkinElmer, Inc.                     8,700           914
 *Power-One, Inc.                     12,900           507
 *QLogic Corporation                  15,800         1,217
 *QUALCOMM Incorporated              130,900        10,758
 Sabre Holdings Corporation -
  Class A                             22,667           978
 *Sapient Corporation                 20,900           249
 Scientific-Atlanta, Inc.             28,000           912
 *Siebel Systems, Inc.                73,200         4,950
 *Sun Microsystems, Inc.             557,500        15,540
 Tektronix, Inc.                      16,900           569
 *Tellabs, Inc.                       72,100         4,074
 *Teradyne, Inc.                      30,500         1,136
 Texas Instruments
  Incorporated                       303,700        14,388
 *Unisys Corporation                  55,000           804
 *VERITAS Software Corporation        70,660         6,183
 *Viacom Inc. - Class B              266,548        12,461
 *Vitesse Semiconductor
  Corporation                         31,600         1,748
 W.W. Grainger, Inc.                  16,500           602
 Xerox Corporation                   117,200           542
 *Xilinx, Inc.                        57,700         2,661
 *Yahoo!, Inc.                        96,500         2,912
                                               -----------
     TOTAL                                         457,899
                                               -----------

 TRANSPORTATION (0.7%)
 *AMR Corporation                     26,400         1,035
 Burlington Northern Santa Fe
  Corporation                         71,021         2,011
 CSX Corporation                      38,400           996
 Delta Air Lines, Inc.                21,500         1,079
 *FedEx Corporation                   50,020         1,999
 Norfolk Southern Corporation         67,400           897
 Ryder System, Inc.                   10,500           175
 Southwest Airlines Co.               87,600         2,936
 Union Pacific Corporation            43,600         2,212
 *US Airways Group, Inc.              11,700           475
                                               -----------
     TOTAL                                          13,815
                                               -----------

 UTILITIES (3.9%)
 #*The AES Corporation                80,300         4,446
 Allegheny Energy, Inc.               19,400           935
 Ameren Corporation                   24,100         1,116
 American Electric Power
  Company, Inc.                       56,620         2,633
 *Calpine Corporation                 48,500         2,186
 Cinergy Corp.                        27,917           981
 CMS Energy Corporation               21,300           675

Index 500 Stock Portfolio              34

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (99.2%)               PAR          (000'S)
 ---------------------------------------------------------
 UTILITIES continued
 The Coastal Corporation              37,700   $     3,329
 Consolidated Edison, Inc.            37,200         1,432
 Constellation Energy Group           26,300         1,185
 Dominion Resources, Inc.             41,795         2,800
 DTE Energy Company                   25,100           977
 Duke Energy Corporation              64,665         5,512
 Dynegy Inc. - Class A                54,400         3,050
 Edison International                 57,300           895
 El Paso Energy Corporation           40,800         2,922
 Enron Corp.                         129,800        10,789
 Entergy Corporation                  39,200         1,659
 Exelon Corporation                   56,812         3,989
 FirstEnergy Corp.                    40,200         1,269
 FPL Group, Inc.                      31,200         2,239
 GPU, Inc.                            21,400           788
 KeySpan Corporation                  23,600         1,000
 Kinder Morgan, Inc.                  20,100         1,049
 *Niagara Mohawk Holdings,
  Inc.                                28,200           471
 Nicor Inc.                            8,100           350
 NiSource Inc.                        35,773         1,100
 ONEOK, Inc.                           5,100           245
 Peoples Energy Corporation            6,200           277
 PG&E Corporation                     67,800         1,356
 Pinnacle West Capital
  Corporation                         14,900           710
 PPL Corporation                      25,434         1,149
 Progress Energy, Inc.                43,092         2,120
 Public Service Enterprise
  Group Incorporated                  37,700         1,833
 Reliant Energy, Inc.                 51,662         2,238
 Sempra Energy                        35,902           835
 The Southern Company                114,000         3,791
 TXU Corp.                            46,415         2,057
 The Williams Companies, Inc.         77,800         3,107
 Xcel Energy Inc.                     59,620         1,733
                                               -----------
     TOTAL                                          81,228
                                               -----------
     TOTAL COMMON STOCK (COST
       $1,295,221)                               2,055,853
                                               -----------
 MONEY MARKET INVESTMENTS (1.0%)
 ---------------------------------------------------------
 ASSET-BACKED SECURITIES (CMO'S) (0.5%)
 #Asset Securitization, 6.4%,
  2/7/01                        $ 10,000,000         9,934
                                               -----------
     TOTAL                                           9,934
                                               -----------

                                                   MARKET
                                    SHARES/         VALUE
 MONEY MARKET INVESTMENTS (1.0%)      PAR          (000'S)
 -----------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES (0.2%)
 #Federal Home Loan Mortgage
  Corporation, 6.445%, 1/23/01    $  5,000,000   $     4,980
                                                 -----------
     TOTAL                                             4,980
                                                 -----------

 PERSONAL CREDIT INSTITUTIONS (0.3%)
 #CXC Incorporated, 6.53%,
  1/2/01                             6,200,000         6,199
                                                 -----------
     TOTAL                                             6,199
                                                 -----------

     TOTAL MONEY MARKET
      INVESTMENTS (COST $21,113)                      21,113
                                                 -----------

     TOTAL INVESTMENTS (100.2%)
      (COST $1,316,334)'                           2,076,966
                                                 -----------

     OTHER ASSETS, LESS
      LIABILITIES (-0.2%)                             (4,029)
                                                 -----------

     TOTAL NET ASSETS (100.0%)                   $ 2,072,937
                                                 ===========

' At 12/31/2000 the aggregate cost of securities for federal tax purposes was $1,317,400 and the net unrealized appreciation of investments based on that cost was $759,566 which is comprised of $882,866 aggregate gross unrealized appreciation and $123,300 aggregate gross unrealized depreciation.

*  Non-Income Producing

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

                                                  UNREALIZED
                                                APPRECIATION/
                       NUMBER OF   EXPIRATION   (DEPRECIATION)
ISSUER (000'S)         CONTRACTS      DATE         (000'S)
--------------------------------------------------------------
S&P 500                   62           3/01         $(789)
(Total Notional Value at
 12/31/2000, $21,482)

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       35              Index 500 Stock Portfolio

 Objective:                               Portfolio Strategy:                                    Net Assets:

 A high level of current income and       Achieve consistent returns and low volatility by       $3,253,198,972
 capital growth with a low risk           diversifying among assets.
 profile

BALANCED PORTFOLIO
In order to capitalize on changing financial market and economic conditions, the Balanced Portfolio's asset allocation is adjusted as appropriate among three investment classes: stocks, bonds and money market instruments. The equity portion of the Portfolio is indexed, meaning that the Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index, which is generally regarded as a good proxy for the overall U.S. equity market. The bond portion of the Portfolio is actively managed, with investments in high quality bonds adjusted frequently as to maturity, market sectors and duration. Liquidity is maintained by holding a portion of the Portfolio in money market investments, which are high quality short-term debt securities.

The target asset mix for the Balanced Portfolio is established and adjusted according to an asset valuation model designed to gauge the relative attractiveness of stocks versus bonds. To maintain the target of 54% to 55% stocks that prevailed through most of 2000, stocks were sold during periods of market strength in the first quarter and late summer. These holdings were replaced with bonds, which outperformed stocks in 2000. In the bond portion of the Portfolio, a move to higher quality securities and a defensive stance on interest rates proved successful, as interest rates increased and the spread between rates on Treasury securities and riskier bonds became wider.

Stock market weakness near the end of the year created a buying opportunity for stocks, in order to maintain the desired balance of holdings. At the beginning of 2001, the valuation model indicates that the relative attractiveness of stocks and bonds is in balance; it appears that this situation will be stable for the near future, provided there is neither a major drop in earnings nor an upward spike in interest rates.

                              PERCENTAGE HOLDINGS
                                    12/31/00
[PIE CHART]

                                           EQUITIES (INCLUDING INDEX
                                                   FUTURES)                      BONDS             OTHER ASSETS, LESS LIABILITIES
                                           -------------------------             -----             ------------------------------
Percentage Holdings 12/31/00                          55                          42                             3

PERFORMANCE RELATIVE TO RELEVANT INDICES
[LINE GRAPH]

                                                             MERRILL LYNCH DOMESTIC
                                       BALANCED PORTFOLIO         MASTER INDEX           91 DAY T-BILL          S&P 500 INDEX
                                       ------------------    ----------------------      -------------          -------------
12/90                                       10000.00                10000.00                10000.00               10000.00
                                            12333.00                11585.00                10638.00               13050.00
12/92                                       13025.00                12463.00                11056.00               14042.00
                                            14316.00                13713.00                11409.00               15460.00
12/94                                       14339.00                13325.00                11887.00               15646.00
                                            18123.00                15793.00                12603.00               21497.00
12/96                                       20561.00                16360.00                13272.00               26398.00
                                            24985.00                17941.00                13979.00               35189.00
12/98                                       29704.00                19532.00                14711.00               45218.00
                                            33026.00                19344.00                15424.00               54741.00
12/00                                       32975.00                21613.00                16377.00               49803.00

----------------------------------------------------------------
                  Average Annual Total Return
              For Periods Ended December 31, 2000
                                     1 Year   5 Years   10 Years
----------------------------------------------------------------
Balanced Portfolio                   -0.17%   12.72%     12.67%
Merrill Lynch Domestic Master Index  11.73%    6.48%      8.01%
91 Day T-Bill                         6.18%    5.38%      5.06%
S&P 500 Index                        -9.02%   18.30%     17.42%
----------------------------------------------------------------

In the graph, the Portfolio is compared against three indices representing the three major components of the Portfolio: equities, fixed income, and cash equivalent investments.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

The Merrill Lynch 91-Day T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

This chart assumes an initial investment of $10,000 made on 12/31/90. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 2.

Balanced Portfolio                     36

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2000

                                                MARKET
                                 SHARES/         VALUE
 COMMON STOCK (46.8%)              PAR          (000'S)
 --------------------------------------------------------
 BASIC MATERIALS (1.1%)
 Air Products and Chemicals,
  Inc.                               29,900   $     1,226
 Alcan Aluminium Ltd.                43,600         1,491
 Alcoa, Inc.                        112,808         3,779
 Allegheny Technologies
  Incorporated                       10,581           168
 Archer-Daniels-Midland
  Company                            82,404         1,236
 Barrick Gold Corporation            51,500           844
 Bemis Company, Inc.                  6,900           232
 Boise Cascade Corporation            7,500           252
 The Dow Chemical Company            88,300         3,234
 E. I. du Pont de Nemours and
  Company                           135,800         6,560
 Eastman Chemical Company             9,975           486
 Ecolab, Inc.                        16,700           721
 Engelhard Corporation               16,600           338
 *FMC Corporation                     4,000           287
 *Freeport-McMoRan Copper &
  Gold, Inc. - Class B               19,900           170
 Georgia-Pacific Corporation         29,291           912
 Great Lakes Chemical
  Corporation                         6,800           253
 Hercules Incorporated               14,000           267
 Homestake Mining Company            34,300           144
 *Inco Limited                       23,700           397
 International Flavors &
  Fragrances, Inc.                   13,000           264
 International Paper Company         62,984         2,571
 Louisiana-Pacific
  Corporation                        13,600           138
 Massey Energy Company                9,900           126
 The Mead Corporation                13,400           420
 Newmont Mining Corporation          21,930           374
 Nucor Corporation                   10,600           421
 *Pactiv Corporation                 22,100           273
 Phelps Dodge Corporation            10,210           570
 Placer Dome, Inc.                   42,700           411
 Potlatch Corporation                 3,700           124
 PPG Industries, Inc.                22,700         1,051
 Praxair, Inc.                       20,600           914
 Rohm and Haas Company               28,201         1,024
 Sigma-Aldrich Corporation           10,500           413
 Temple-Inland, Inc.                  6,600           354
 Union Carbide Corporation           17,600           947
 USX-U. S. Steel Group               11,600           209
 Vulcan Materials Company            13,100           627
 Westvaco Corporation                13,150           384
 Weyerhaeuser Company                28,700         1,457
 Willamette Industries, Inc.         14,200           667
 Worthington Industries, Inc.        11,200            90
                                              -----------
     TOTAL                                         36,826
                                              -----------
 CAPITAL GOODS (4.2%)
 *Allied Waste Industries,
  Inc.                               25,600           373
 *American Power Conversion
  Corporation                        25,300           313

                                                MARKET
                                 SHARES/         VALUE
 COMMON STOCK (46.8%)              PAR          (000'S)
 --------------------------------------------------------
 CAPITAL GOODS continued
 Avery Dennison Corporation          14,500   $       796
 The B.F. Goodrich Company           13,200           480
 Ball Corporation                     3,800           175
 The Boeing Company                 116,918         7,717
 Briggs & Stratton
  Corporation                         2,800           124
 Caterpillar, Inc.                   45,000         2,129
 Cooper Industries, Inc.             12,100           556
 Crane Co.                            7,925           225
 Cummins Engine Company, Inc.         5,400           205
 Danaher Corporation                 18,500         1,265
 Deere & Company                     30,600         1,402
 Dover Corporation                   26,500         1,075
 Eaton Corporation                    9,500           714
 Emerson Electric Co.                55,600         4,382
 *Fluor Corporation                   9,900           327
 General Dynamics Corporation        25,800         2,012
 General Electric Company         1,290,100        61,845
 Honeywell International,
  Inc.                              104,350         4,937
 Illinois Tool Works, Inc.           39,300         2,341
 Ingersoll-Rand Company              20,950           877
 ITT Industries, Inc.                11,500           446
 Johnson Controls, Inc.              11,200           582
 Lockheed Martin Corporation         55,622         1,888
 McDermott International,
  Inc.                                7,800            84
 Millipore Corporation                6,000           378
 Minnesota Mining and
  Manufacturing Company              51,500         6,206
 Molex Incorporated                  25,525           906
 National Service Industries,
  Inc.                                5,300           136
 *Navistar International
  Corporation                         7,670           201
 Northrop Grumman Corporation         9,300           772
 PACCAR, Inc.                         9,990           492
 Pall Corporation                    16,066           342
 Parker-Hannifin Corporation         14,600           644
 Pitney Bowes, Inc.                  33,300         1,103
 Raytheon Company - Class B          44,300         1,376
 Rockwell International
  Corporation                        24,100         1,148
 *Sanmina Corporation                19,700         1,510
 *Sealed Air Corporation             10,886           332
 *Solectron Corporation              82,900         2,810
 Symbol Technologies, Inc.           19,000           684
 Textron, Inc.                       18,700           870
 *Thermo Electron Corporation        22,600           672
 Thomas & Betts Corporation           7,600           123
 The Timken Company                   7,900           119
 Tyco International Ltd.            219,469        12,181
 United Technologies
  Corporation                        61,000         4,796
 Waste Management, Inc.              80,997         2,248
                                              -----------
     TOTAL                                        137,319
                                              -----------

                                       37                     Balanced Portfolio

                                                MARKET
                                 SHARES/         VALUE
 COMMON STOCK (46.8%)              PAR          (000'S)
 --------------------------------------------------------
 COMMUNICATION SERVICES (2.6%)
 ALLTEL Corporation                  41,100   $     2,566
 AT&T Corp.                         489,270         8,470
 BellSouth Corporation              244,100         9,993
 CenturyTel, Inc.                    18,300           654
 *Global Crossing Ltd.              114,685         1,641
 *Nextel Communications,
  Inc. - Class A                     99,200         2,455
 *Qwest Communications
  International Inc.                216,373         8,871
 SBC Communications, Inc.           441,550        21,085
 Sprint Corporation                 115,200         2,340
 *Sprint Corporation (PCS
  Group)                            120,900         2,471
 Verizon Communications Inc.        354,016        17,745
 *WorldCom, Inc.                    374,183         5,239
                                              -----------
     TOTAL                                         83,530
                                              -----------

 CONSUMER CYCLICAL (3.6%)
 American Greetings
  Corporation - Class A               8,400            79
 *AutoZone, Inc.                     16,600           473
 *Bed Bath & Beyond, Inc.            36,800           823
 *Best Buy Co., Inc.                 26,900           795
 The Black & Decker
  Corporation                        10,800           424
 Brunswick Corporation               11,400           187
 Carnival Corporation                76,800         2,366
 *Cendant Corporation                94,573           910
 Centex Corporation                   7,700           289
 Circuit City Stores, Inc.           26,700           307
 *Consolidated Stores
  Corporation                        14,500           154
 *Convergys Corporation              20,000           906
 Cooper Tire & Rubber Company         9,400           100
 *Costco Wholesale
  Corporation                        58,202         2,324
 Dana Corporation                    19,465           298
 Delphi Automotive Systems
  Corporation                        72,944           821
 Dillard's, Inc. - Class A           12,200           144
 Dollar General Corporation          42,785           808
 Dow Jones & Company, Inc.           11,400           646
 *Federated Department
  Stores, Inc.                       27,100           949
 Ford Motor Company                 246,557         5,780
 Gannett Co., Inc.                   34,300         2,163
 The Gap, Inc.                      110,725         2,824
 General Motors Corporation          69,905         3,562
 Genuine Parts Company               22,775           596
 The Goodyear Tire & Rubber
  Company                            20,400           469
 H&R Block, Inc.                     11,900           492
 Harcourt General, Inc.               9,600           549
 Harley-Davidson, Inc.               39,400         1,566
 *Harrah's Entertainment,
  Inc.                               15,200           401
 Hasbro, Inc.                        22,425           238
 Hilton Hotels Corporation           48,000           504
 The Home Depot, Inc.               301,697        13,785
 IMS Health Incorporated             38,700         1,045
 The Interpublic Group of
  Companies, Inc.                    40,100         1,707

                                                MARKET
                                 SHARES/         VALUE
 COMMON STOCK (46.8%)              PAR          (000'S)
 --------------------------------------------------------
 CONSUMER CYCLICAL continued
 J. C. Penney Company, Inc.          34,100   $       371
 Kaufman and Broad Home
  Corporation                         6,300           212
 *Kmart Corporation                  62,500           332
 Knight-Ridder, Inc.                  9,900           563
 *Kohl's Corporation                 42,900         2,617
 Leggett & Platt,
  Incorporated                       25,600           485
 The Limited, Inc.                   56,170           958
 Liz Claiborne, Inc.                  6,900           287
 Lowe's Companies, Inc.              49,800         2,216
 Marriott International,
  Inc. - Class A                     31,300         1,322
 Masco Corporation                   59,500         1,528
 Mattel, Inc.                        55,560           802
 The May Department Stores
  Company                            38,750         1,269
 Maytag Corporation                  10,100           326
 The McGraw-Hill Companies,
  Inc.                               25,400         1,489
 Meredith Corporation                 6,600           212
 The New York Times Company -
  Class A                            21,700           869
 NIKE, Inc. - Class B                35,100         1,959
 Nordstrom, Inc.                     17,000           309
 *Office Depot, Inc.                 39,800           284
 Omnicom Group, Inc.                 23,100         1,914
 Pulte Corporation                    5,300           224
 RadioShack Corporation              24,200         1,036
 *Reebok International Ltd.           7,400           202
 *Robert Half International
  Inc.                               23,300           617
 Sears, Roebuck & Co.                44,700         1,553
 The Sherwin-Williams Company        21,200           558
 Snap-on Incorporated                 7,650           213
 The Stanley Works                   11,200           349
 *Staples, Inc.                      59,150           699
 Starwood Hotels & Resorts
  Worldwide, Inc.                    25,200           888
 Target Corporation                 118,500         3,823
 Tiffany & Co.                       18,900           598
 The TJX Companies, Inc.             38,100         1,057
 *Toys "R" Us, Inc.                  26,600           444
 Tribune Company                     40,120         1,695
 TRW, Inc.                           16,200           628
 V. F. Corporation                   14,900           540
 Visteon Corporation                 17,062           196
 Wal-Mart Stores, Inc.              581,800        30,909
 Whirlpool Corporation                9,300           443
                                              -----------
     TOTAL                                        116,480
                                              -----------

 CONSUMER STAPLES (4.9%)
 Adolph Coors Company - Class
  B                                   4,800           386
 Alberto-Culver Company -
  Class B                             7,300           313
 Albertson's, Inc.                   55,150         1,461
 Anheuser-Busch Companies,
  Inc.                              118,000         5,369
 Avon Products, Inc.                 30,900         1,479

Balanced Portfolio                     38

                                                MARKET
                                 SHARES/         VALUE
 COMMON STOCK (46.8%)              PAR          (000'S)
 --------------------------------------------------------
 CONSUMER STAPLES continued
 Brown-Forman Corporation -
  Class B                             8,900   $       592
 Campbell Soup Company               54,900         1,901
 Cardinal Health, Inc.               36,200         3,606
 *Clear Channel
  Communications, Inc.               76,300         3,696
 The Clorox Company                  30,600         1,086
 The Coca-Cola Company              322,600        19,657
 Coca-Cola Enterprises, Inc.         54,500         1,036
 Colgate-Palmolive Company           74,800         4,828
 *Comcast Corporation - Class
  A                                 117,800         4,918
 ConAgra, Inc.                       69,400         1,804
 CVS Corporation                     50,900         3,051
 Darden Restaurants, Inc.            15,900           364
 Deluxe Corporation                   9,400           238
 Fortune Brands, Inc.                20,400           612
 General Mills, Inc.                 37,200         1,658
 The Gillette Company               137,100         4,953
 H.J. Heinz Company                  45,250         2,147
 Hershey Foods Corporation           17,800         1,146
 Kellogg Company                     52,800         1,386
 Kimberly-Clark Corporation          70,132         4,958
 *The Kroger Co.                    107,600         2,912
 Longs Drug Stores
  Corporation                         4,900           118
 McDonald's Corporation             172,000         5,848
 McKesson HBOC, Inc.                 37,053         1,330
 Newell Rubbermaid, Inc.             34,771           791
 PepsiCo, Inc.                      188,000         9,317
 Philip Morris Companies,
  Inc.                              293,300        12,904
 The Procter & Gamble Company       170,400        13,365
 The Quaker Oats Company             17,300         1,685
 R. R. Donnelley & Sons
  Company                            15,900           429
 Ralston Purina Company              40,000         1,045
 *Safeway, Inc.                      64,700         4,044
 Sara Lee Corporation               113,300         2,783
 *Starbucks Corporation              24,400         1,080
 SUPERVALU INC                       17,200           239
 SYSCO Corporation                   86,800         2,604
 Time Warner, Inc.                  172,400         9,006
 *Tricon Global Restaurants,
  Inc.                               18,990           627
 Tupperware Corporation               7,500           153
 UST, Inc.                           21,100           592
 Walgreen Co.                       131,600         5,503
 The Walt Disney Company            271,508         7,857
 Wendy's International, Inc.         14,800           389
 Winn-Dixie Stores, Inc.             18,300           355
 Wm. Wrigley Jr. Company             14,800         1,418
                                              -----------
     TOTAL                                        159,039
                                              -----------

 ENERGY (3.2%)
 Amerada Hess Corporation            11,700           855
 Anadarko Petroleum
  Corporation                        31,677         2,252
 Apache Corporation                  15,900         1,114
 Ashland, Inc.                        9,100           327
 Baker Hughes Incorporated           43,040         1,789

                                                MARKET
                                 SHARES/         VALUE
 COMMON STOCK (46.8%)              PAR          (000'S)
 --------------------------------------------------------
 ENERGY continued
 Burlington Resources, Inc.          28,075   $     1,418
 Chevron Corporation                 85,000         7,176
 Conoco Inc. - Class B               81,100         2,347
 Devon Energy Corporation            16,600         1,012
 EOG Resources, Inc.                 15,100           826
 Exxon Mobil Corporation            453,773        39,449
 Halliburton Company                 58,000         2,103
 Kerr-McGee Corporation              12,257           820
 *Nabors Industries, Inc.            19,000         1,124
 Occidental Petroleum
  Corporation                        48,000         1,164
 Phillips Petroleum Company          33,200         1,888
 *Rowan Companies, Inc.              12,300           332
 Royal Dutch Petroleum
  Company                           279,300        16,914
 Schlumberger Limited                74,200         5,931
 Sunoco, Inc.                        11,300           381
 Texaco, Inc.                        71,800         4,461
 Tosco Corporation                   18,800           638
 Transocean Sedco Forex, Inc.        27,404         1,261
 Unilever N.V.                       74,407         4,683
 Unocal Corporation                  31,600         1,223
 USX-Marathon Group                  40,600         1,127
                                              -----------
     TOTAL                                        102,615
                                              -----------

 FINANCE (8.2%)
 AFLAC Incorporated                  34,500         2,490
 The Allstate Corporation            95,594         4,164
 Ambac Financial Group, Inc.         13,600           793
 American Express Company           173,500         9,532
 American General Corporation        32,903         2,682
 American International
  Group, Inc.                       301,367        29,702
 AmSouth Bancorporation              49,100           749
 Aon Corporation                     33,175         1,136
 Bank of America Corporation        213,995         9,817
 The Bank of New York
  Company, Inc.                      96,200         5,309
 Bank One Corporation               150,545         5,514
 BB&T Corporation                    52,100         1,944
 The Bear Stearns Companies,
  Inc.                               14,002           710
 Capital One Financial
  Corporation                        25,600         1,685
 The Charles Schwab
  Corporation                       179,875         5,104
 Charter One Financial, Inc.         27,385           791
 The Chase Manhattan
  Corporation                       170,472         7,746
 The Chubb Corporation               22,800         1,972
 CIGNA Corporation                   20,500         2,712
 Cincinnati Financial
  Corporation                        21,000           831
 The CIT Group, Inc.                 34,200           688
 Citigroup, Inc.                    655,549        33,473
 Comerica Incorporated               20,400         1,211
 Conseco, Inc.                       42,370           559
 Countrywide Credit
  Industries, Inc.                   14,900           749
 Federal Home Loan Mortgage
  Corporation                        90,500         6,233

                                       39                     Balanced Portfolio

                                                MARKET
                                 SHARES/         VALUE
 COMMON STOCK (46.8%)              PAR          (000'S)
 --------------------------------------------------------
 FINANCE continued
 Federal National Mortgage
  Association                       131,200   $    11,382
 Fifth Third Bancorp                 60,612         3,622
 First Union Corporation            128,286         3,568
 Firstar Corporation                124,829         2,902
 FleetBoston Financial
  Corporation                       117,551         4,416
 Franklin Resources, Inc.            31,700         1,208
 Golden West Financial
  Corporation                        20,600         1,391
 The Hartford Financial
  Services Group, Inc.               29,200         2,062
 Household International,
  Inc.                               61,559         3,386
 Huntington Bancshares
  Incorporated                       32,760           530
 J.P. Morgan & Co.
  Incorporated                       20,700         3,426
 Jefferson-Pilot Corporation         13,375         1,000
 KeyCorp                             56,100         1,571
 Lehman Brothers Holdings,
  Inc.                               31,600         2,137
 Lincoln National Corporation        24,800         1,173
 Loews Corporation                   12,800         1,326
 Marsh & McLennan Companies,
  Inc.                               35,300         4,130
 MBIA, Inc.                          12,800           949
 MBNA Corporation                   110,932         4,098
 Mellon Financial Corporation        63,600         3,128
 Merrill Lynch & Co., Inc.          104,600         7,132
 MetLife, Inc.                       99,600         3,486
 MGIC Investment Corporation         13,800           931
 Moody's Corporation                 21,100           542
 Morgan Stanley Dean Witter &
  Co.                               146,560        11,615
 National City Corporation           79,100         2,274
 Northern Trust Corporation          28,900         2,357
 Old Kent Financial
  Corporation                        17,880           782
 The PNC Financial Services
  Group, Inc.                        37,600         2,747
 The Progressive Corporation          9,500           984
 Providian Financial
  Corporation                        37,200         2,139
 Regions Financial
  Corporation                        28,500           778
 SAFECO Corporation                  16,600           546
 SouthTrust Corporation              21,900           891
 The St. Paul Companies, Inc.        29,106         1,581
 State Street Corporation            21,000         2,608
 Stilwell Financial Inc.             29,300         1,156
 Summit Bancorp                      22,700           867
 SunTrust Banks, Inc.                38,800         2,444
 Synovus Financial Corp.             37,050           998
 T. Rowe Price Associates,
  Inc.                               15,800           668
 Torchmark Corporation               16,600           638
 U.S. Bancorp                        97,187         2,837
 Union Planters Corporation          17,600           629
 UnumProvident Corporation           31,306           841
 USA Education, Inc.                 20,200         1,374
 Wachovia Corporation                26,500         1,540

                                                MARKET
                                 SHARES/         VALUE
 COMMON STOCK (46.8%)              PAR          (000'S)
 --------------------------------------------------------
 FINANCE continued
 Washington Mutual, Inc.             70,214   $     3,726
 Wells Fargo & Company              214,460        11,943
                                              -----------
     TOTAL                                        266,755
                                              -----------

 HEALTHCARE (6.5%)
 Abbott Laboratories                201,900         9,780
 Aetna Inc.                          18,593           763
 Allergan, Inc.                      17,100         1,655
 *ALZA Corporation                   30,100         1,279
 American Home Products
  Corporation                       169,800        10,791
 *Amgen, Inc.                       133,900         8,561
 Applera
  Corporation - Applied
  Biosystems Group                   27,100         2,549
 Bausch & Lomb Incorporated           6,900           279
 Baxter International, Inc.          38,100         3,365
 Becton, Dickinson and
  Company                            33,000         1,143
 *Biogen, Inc.                       19,300         1,159
 Biomet, Inc.                        23,150           919
 *Boston Scientific
  Corporation                        52,900           724
 Bristol-Myers Squibb Company       256,000        18,928
 C. R. Bard, Inc.                     6,600           307
 *Chiron Corporation                 23,800         1,059
 Eli Lilly and Company              147,100        13,689
 *Forest Laboratories, Inc.          11,400         1,515
 *Guidant Corporation                40,000         2,158
 HCA - The Healthcare Company        72,650         3,197
 *HEALTHSOUTH Corporation            50,200           819
 *Humana, Inc.                       21,600           329
 Johnson & Johnson                  181,100        19,027
 *King Pharmaceuticals, Inc.         21,600         1,116
 *Manor Care, Inc.                   13,300           274
 *MedImmune, Inc.                    27,300         1,302
 Medtronic, Inc.                    156,000         9,419
 Merck & Co., Inc.                  299,700        28,060
 Pfizer, Inc.                       822,350        37,829
 Pharmacia Corporation              169,021        10,310
 *Quintiles Transnational
  Corp.                              15,100           316
 Schering-Plough Corporation        190,800        10,828
 *St. Jude Medical, Inc.             10,950           673
 Stryker Corporation                 25,400         1,285
 *Tenet Healthcare
  Corporation                        41,000         1,822
 UnitedHealth Group
  Incorporated                       41,800         2,565
 *Watson Pharmaceuticals,
  Inc.                               13,300           681
 *Wellpoint Health Networks,
  Inc. - Class A                      8,200           945
                                              -----------
     TOTAL                                        211,420
                                              -----------

 TECHNOLOGY (10.3%)
 *Adaptec, Inc.                      12,900           132
 *ADC Telecommunications,
  Inc.                              100,600         1,823
 Adobe Systems Incorporated          31,200         1,815
 *Advanced Micro Devices,
  Inc.                               40,600           561
 *Agilent Technologies, Inc.         59,045         3,233
 *Altera Corporation                 52,000         1,368
 *America Online, Inc.              300,700        10,464

Balanced Portfolio                     40

                                                MARKET
                                 SHARES/         VALUE
 COMMON STOCK (46.8%)              PAR          (000'S)
 --------------------------------------------------------
 TECHNOLOGY continued
 *Analog Devices, Inc.               46,300   $     2,370
 *Andrew Corporation                 10,562           230
 *Apple Computer, Inc.               42,300           629
 *Applied Materials, Inc.           105,700         4,036
 Autodesk, Inc.                       7,500           202
 Automatic Data Processing,
  Inc.                               81,700         5,173
 *Avaya Inc.                         36,262           374
 *BMC Software, Inc.                 32,100           449
 *Broadcom
  Corporation - Class A              28,900         2,442
 *BroadVision, Inc.                  34,800           411
 *Cabletron Systems, Inc.            24,000           362
 *Ceridian Corporation               18,900           377
 *Cisco Systems, Inc.               924,300        35,353
 *Citrix Systems, Inc.               24,200           545
 Compaq Computer Corporation        221,467         3,333
 Computer Associates
  International, Inc.                77,012         1,502
 *Computer Sciences
  Corporation                        21,900         1,317
 *Compuware Corporation              47,500           297
 *Comverse Technology, Inc.          20,300         2,205
 *Conexant Systems, Inc.             29,700           457
 Corning Incorporated               114,900         6,068
 *Dell Computer Corporation         337,000         5,876
 Eastman Kodak Company               40,100         1,579
 Electronic Data Systems
  Corporation                        60,800         3,511
 *EMC Corporation                   283,986        18,885
 Equifax, Inc.                       18,400           528
 First Data Corporation              52,800         2,782
 *Gateway, Inc.                      42,000           756
 Hewlett-Packard Company            259,800         8,200
 Intel Corporation                  874,500        26,453
 International Business
  Machines Corporation              229,300        19,491
 *Intuit Inc.                        26,500         1,045
 *JDS Uniphase Corporation          121,900         5,082
 *KLA-Tencor Corporation             24,200           815
 *Lexmark International
  Group, Inc. - Class A              16,600           736
 Linear Technology
  Corporation                        40,500         1,873
 *LSI Logic Corporation              40,400           690
 Lucent Technologies, Inc.          434,947         5,872
 *Maxim Integrated Products,
  Inc.                               36,800         1,760
 *Mercury Interactive
  Corporation                        10,400           939
 *Micron Technology, Inc.            73,600         2,613
 *Microsoft Corporation             685,500        29,733
 Motorola, Inc.                     283,986         5,751
 *National Semiconductor
  Corporation                        23,100           465
 *NCR Corporation                    12,500           614
 *Network Appliance, Inc.            40,700         2,614
 Nortel Networks Corporation        389,040        12,474
 *Novell, Inc.                       42,300           221
 *Novellus Systems, Inc.             17,100           615
 *Oracle Corporation                733,300        21,311
 *Palm, Inc.                         73,637         2,085

                                                MARKET
                                 SHARES/         VALUE
 COMMON STOCK (46.8%)              PAR          (000'S)
 --------------------------------------------------------
 TECHNOLOGY continued
 *Parametric Technology
  Corporation                        35,500   $       477
 Paychex, Inc.                       48,500         2,358
 *PeopleSoft, Inc.                   36,400         1,354
 PerkinElmer, Inc.                    6,400           672
 *Power-One, Inc.                     9,600           377
 *QLogic Corporation                 11,700           901
 *QUALCOMM Incorporated              97,000         7,972
 Sabre Holdings Corporation -
  Class A                            16,809           725
 *Sapient Corporation                15,500           185
 Scientific-Atlanta, Inc.            20,700           674
 *Siebel Systems, Inc.               54,300         3,672
 *Sun Microsystems, Inc.            413,300        11,521
 Tektronix, Inc.                     12,500           421
 *Tellabs, Inc.                      53,400         3,017
 *Teradyne, Inc.                     22,600           842
 Texas Instruments
  Incorporated                      225,100        10,664
 *Unisys Corporation                 40,800           597
 *VERITAS Software
  Corporation                        52,395         4,585
 *Viacom Inc. - Class B             197,561         9,236
 *Vitesse Semiconductor
  Corporation                        23,400         1,294
 W.W. Grainger, Inc.                 12,200           445
 Xerox Corporation                   86,800           401
 *Xilinx, Inc.                       42,800         1,974
 *Yahoo!, Inc.                       71,600         2,160
                                              -----------
     TOTAL                                        339,421
                                              -----------

 TRANSPORTATION (0.3%)
 *AMR Corporation                    19,500           764
 Burlington Northern Santa Fe
  Corporation                        52,699         1,492
 CSX Corporation                     28,500           739
 Delta Air Lines, Inc.               16,000           803
 *FedEx Corporation                  37,140         1,484
 Norfolk Southern Corporation        49,900           664
 Ryder System, Inc.                   7,800           130
 Southwest Airlines Co.              64,975         2,179
 Union Pacific Corporation           32,300         1,639
 *US Airways Group, Inc.              8,800           357
                                              -----------
     TOTAL                                         10,251
                                              -----------

 UTILITIES (1.9%)
 *The AES Corporation                59,500         3,294
 Allegheny Energy, Inc.              14,400           694
 Ameren Corporation                  17,900           829
 American Electric Power
  Company, Inc.                      41,940         1,950
 *Calpine Corporation                35,900         1,618
 Cinergy Corp.                       20,705           727
 CMS Energy Corporation              15,800           501
 The Coastal Corporation             27,900         2,464
 Consolidated Edison, Inc.           27,600         1,063
 Constellation Energy Group          19,500           879
 Dominion Resources, Inc.            31,025         2,079

                                       41                     Balanced Portfolio

                                                MARKET
                                 SHARES/         VALUE
 COMMON STOCK (46.8%)              PAR          (000'S)
 --------------------------------------------------------
 UTILITIES continued
 DTE Energy Company                  18,600   $       724
 Duke Energy Corporation             47,971         4,089
 Dynegy Inc. - Class A               40,300         2,259
 Edison International                42,400           663
 El Paso Energy Corporation          30,300         2,170
 Enron Corp.                         96,200         7,996
 Entergy Corporation                 29,000         1,227
 Exelon Corporation                  42,162         2,959
 FirstEnergy Corp.                   29,800           941
 FPL Group, Inc.                     23,200         1,665
 GPU, Inc.                           16,000           589
 KeySpan Corporation                 17,500           742
 Kinder Morgan, Inc.                 14,900           778
 *Niagara Mohawk Holdings,
  Inc.                               20,900           349
 Nicor Inc.                           6,000           259
 NiSource Inc.                       26,584           817
 ONEOK, Inc.                          3,800           183
 Peoples Energy Corporation           4,600           206
 PG&E Corporation                    50,200         1,004
 Pinnacle West Capital
  Corporation                        11,000           524
 PPL Corporation                     18,833           851
 Progress Energy, Inc.               32,179         1,583
 Public Service Enterprise
  Group Incorporated                 27,900         1,357
 Reliant Energy, Inc.                38,326         1,660
 Sempra Energy                       26,559           617
 The Southern Company                84,500         2,810
 TXU Corp.                           34,395         1,524
 The Williams Companies, Inc.        57,700         2,304
 Xcel Energy Inc.                    44,170         1,284
                                              -----------
     TOTAL                                         60,232
                                              -----------
     TOTAL COMMON STOCK
      (COST $711,509)                           1,523,888
                                              -----------


 GOVERNMENT (DOMESTIC AND FOREIGN) AND AGENCY BONDS (31.8%)
 --------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES (31.6%)
 Aid-Israel, 0%, 11/15/22      $ 11,600,000   $     3,052
 Aid-Israel, 0%, 11/15/23        11,500,000         2,846
 Federal Home Loan Bank,
  5.54%, 1/8/09                   5,000,000         4,748
 Federal Home Loan Mortgage
  Corporation, 6.5%, 4/1/11      11,219,824        11,282
 Federal Home Loan Mortgage
  Corporation, 7%, 3/15/07        6,882,614         6,952
 Federal Home Loan Mortgage
  Corporation, 7.5%, 10/1/27     10,820,433        11,001
 Federal National Mortgage
  Association, 5.97%, 10/1/08     1,733,277         1,716
 Federal National Mortgage
  Association, 6.24%, 2/1/06      4,782,294         4,818
 Federal National Mortgage
  Association, 6.265%,
  10/1/08                         5,608,321         5,638

 GOVERNMENT (DOMESTIC                           MARKET
 AND FOREIGN) AND AGENCY         SHARES/         VALUE
 BONDS (31.8%)                     PAR          (000'S)
 --------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES continued
 Federal National Mortgage
  Association, 6.315%, 3/1/06  $  5,050,809   $     5,104
 Federal National Mortgage
  Association, 6.34%, 2/1/08      4,091,196         4,137
 Federal National Mortgage
  Association, 6.43%, 6/1/08      7,200,938         7,312
 Federal National Mortgage
  Association, 6.5%, 9/25/05      4,246,724         4,241
 Federal National Mortgage
  Association, 6.75%, 11/1/07     3,028,970         3,126
 Federal National Mortgage
  Association, 6.75%,
  12/25/23                        6,500,000         6,573
 Federal National Mortgage
  Association, 6.75%, 4/25/18     5,162,155         5,223
 Federal National Mortgage
  Association, 6.835%, 7/1/03     2,888,594         2,900
 Federal National Mortgage
  Association, 6.895%, 5/1/06     5,917,224         6,118
 Federal National Mortgage
  Association, 6.9%, 4/1/06       2,386,070         2,466
 Federal National Mortgage
  Association, 7%, 6/1/03         2,366,970         2,385
 Federal National Mortgage
  Association, 7%, 6/25/10        7,409,499         7,425
 Federal National Mortgage
  Association, 7%, 4/1/26        12,328,626        12,400
 Federal National Mortgage
  Association, 7.025%, 9/1/05     1,897,183         1,960
 Federal National Mortgage
  Association, 7.12%, 11/1/03       962,622           980
 Federal National Mortgage
  Association, 7.25%, 5/1/04      1,537,511         1,577
 Federal National Mortgage
  Association, 8.4%, 2/25/09     10,910,000        11,514
 Federal National Mortgage
  Association, 11%, 12/1/12          62,352            69
 Federal National Mortgage
  Association, 11%, 9/1/17          752,279           834
 Federal National Mortgage
  Association, 11%, 2/1/18          317,994           353
 Federal National Mortgage
  Association, 11%, 12/1/17         144,479           160
 Federal National Mortgage
  Association, 11.5%, 4/1/18        508,833           571
 Federal National Mortgage
  Association, 12%, 9/1/12          741,976           835
 Federal National Mortgage
  Association, 12%, 12/1/12         164,605           186
 Federal National Mortgage
  Association, 12%, 9/1/17          223,936           254
 Federal National Mortgage
  Association, 12%, 2/1/18          256,364           291
 Federal National Mortgage
  Association, 12%, 10/1/17         228,159           259
 Federal National Mortgage
  Association, 12%, 12/1/17         216,755           246

Balanced Portfolio                     42

 GOVERNMENT (DOMESTIC                           MARKET
 AND FOREIGN) AND AGENCY         SHARES/         VALUE
 BONDS (31.8%)                     PAR          (000'S)
 --------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES continued
 Federal National Mortgage
  Association, 12.5%, 4/1/18   $    213,971   $       245
 Federal National Mortgage
  Association, 13%, 11/1/12         109,515           125
 Federal National Mortgage
  Association, 13%, 12/1/17         152,997           177
 Federal National Mortgage
  Association, 13%, 11/1/17         192,973           223
 Federal National Mortgage
  Association, 13%, 2/1/18          308,053           356
 Federal National Mortgage
  Association, 14%, 12/1/17          99,909           118
 Government National Mortgage
  Association, 7%, 7/15/23          798,917           806
 Government National Mortgage
  Association, 7%, 9/15/23          369,701           373
 Government National Mortgage
  Association, 7%, 6/15/23          561,341           565
 Government National Mortgage
  Association, 7%, 10/15/23         317,309           319
 Government National Mortgage
  Association, 7%, 5/15/23        7,963,607         8,029
 Government National Mortgage
  Association, 7%, 11/15/23       1,053,025         1,062
 Government National Mortgage
  Association, 7%, 8/15/23           14,410            15
 Government National Mortgage
  Association, 7%, 6/15/28        3,338,911         3,354
 Government National Mortgage
  Association, 7%, 12/15/27         263,402           265
 Government National Mortgage
  Association, 7%, 4/15/28          618,332           621
 Government National Mortgage
  Association, 7%, 2/15/28          106,107           107
 Government National Mortgage
  Association, 7%, 1/15/28          362,379           364
 Government National Mortgage
  Association, 7%, 5/15/28        1,222,335         1,230
 Government National Mortgage
  Association, 7%, 7/15/28        4,207,572         4,226
 Government National Mortgage
  Association, 7%, 3/15/28          161,639           162
 Government National Mortgage
  Association, 7.5%, 1/15/23        516,544           527
 Government National Mortgage
  Association, 7.5%, 6/15/23        269,371           275
 Government National Mortgage
  Association, 7.5%, 6/15/24          7,597             8
 Government National Mortgage
  Association, 7.5%, 7/15/24        206,408           211
 Government National Mortgage
  Association, 7.5%, 8/15/25         11,378            12
 Government National Mortgage
  Association, 7.5%, 12/15/26       520,391           530
 Government National Mortgage
  Association, 7.5%, 9/15/25        193,850           197

 GOVERNMENT (DOMESTIC                           MARKET
 AND FOREIGN) AND AGENCY         SHARES/         VALUE
 BONDS (31.8%)                     PAR          (000'S)
 --------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES continued
 Government National Mortgage
  Association, 7.5%, 3/15/26   $    456,584   $       465
 Government National Mortgage
  Association, 7.5%, 11/15/25        11,619            12
 Government National Mortgage
  Association, 7.5%, 12/15/25       372,116           380
 Government National Mortgage
  Association, 7.5%, 1/15/26         13,223            13
 Government National Mortgage
  Association, 7.5%, 9/15/26         11,274            11
 Government National Mortgage
  Association, 7.5%, 10/15/26        68,484            70
 Government National Mortgage
  Association, 7.5%, 6/15/26        793,523           808
 Government National Mortgage
  Association, 7.5%, 1/15/27         32,699            33
 Government National Mortgage
  Association, 7.5%, 4/15/27      1,220,614         1,242
 Government National Mortgage
  Association, 7.5%, 2/15/27        354,150           360
 Government National Mortgage
  Association, 7.5%, 3/15/27         35,204            36
 Government National Mortgage
  Association, 7.5%, 5/15/27        527,632           537
 Government National Mortgage
  Association, 7.5%, 7/15/27        551,844           562
 Government National Mortgage
  Association, 7.5%, 7/15/28        664,903           676
 Government National Mortgage
  Association, 7.5%, 12/15/27       137,731           140
 Government National Mortgage
  Association, 8%, 3/15/26           14,931            15
 Government National Mortgage
  Association, 8%, 6/15/26          344,907           354
 Government National Mortgage
  Association, 8%, 5/15/26          395,054           405
 Government National Mortgage
  Association, 8%, 7/15/26          714,208           733
 Government National Mortgage
  Association, 8%, 9/15/24          177,047           182
 Government National Mortgage
  Association, 8%, 4/15/27          564,754           579
 Government National Mortgage
  Association, 8%, 12/15/26         297,159           305
 Government National Mortgage
  Association, 8%, 10/15/26         550,113           564
 Government National Mortgage
  Association, 8%, 9/15/26          296,094           304
 Government National Mortgage
  Association, 8%, 8/15/26          345,025           354
 Government National Mortgage
  Association, 8%, 7/20/28        1,972,906         2,015
 Government National Mortgage
  Association, 8%, 7/15/27          126,645           130
 Government National Mortgage
  Association, 8%, 6/15/27          257,504           264

                                       43                     Balanced Portfolio

 GOVERNMENT (DOMESTIC                           MARKET
 AND FOREIGN) AND AGENCY         SHARES/         VALUE
 BONDS (31.8%)                     PAR          (000'S)
 --------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES continued
 Government National Mortgage
  Association, 8%, 11/15/26    $    322,089   $       330
 Government National Mortgage
  Association, 8.5%, 12/15/22        15,121            16
 Government National Mortgage
  Association, 8.5%, 5/15/22          2,559             3
 Government National Mortgage
  Association, 8.5%, 4/15/26         56,185            58
 Government National Mortgage
  Association, 8.5%, 1/15/26         36,655            38
 Government National Mortgage
  Association, 8.5%, 10/15/22        20,777            21
 Government National Mortgage
  Association, 8.5%, 9/15/22          2,860             3
 Government National Mortgage
  Association, 8.5%, 2/15/25         49,447            51
 Government National Mortgage
  Association, 8.5%, 3/15/26         15,957            17
 Government National Mortgage
  Association, 8.5%, 6/15/24          5,979             6
 Government National Mortgage
  Association, 8.5%, 1/15/25         64,841            67
 Government National Mortgage
  Association, 8.5%, 11/15/25         7,107             7
 Government National Mortgage
  Association, 8.5%, 8/15/24         45,206            47
 Government National Mortgage
  Association, 8.5%, 7/15/24         21,264            22
 Government National Mortgage
  Association, 8.5%, 12/15/24         6,532             7
 Government National Mortgage
  Association, 8.5%, 2/15/26          1,967             2
 Government National Mortgage
  Association, 8.5%, 5/15/26         17,885            18
 Government National Mortgage
  Association, 11%, 1/15/18       5,088,992         5,572
 Iroquois Trust, Series
  1997-2, Class A, 6.752%,
  6/25/07 (144A)                  2,231,435         2,232
 Iroquois Trust, Series
  1997-3, Class A, 6.68%,
  11/10/03 (144A)                 3,501,097         3,516
 Rural Housing Trust 1987-1,
  Series 1, Class D, 6.33%,
  4/1/26                          3,690,211         3,690
 US Treasury, 4.75%, 2/15/04     19,250,000        19,027
 US Treasury, 4.75%, 11/15/08    38,050,000        37,012
 US Treasury, 5%, 2/28/01         4,500,000         4,495
 US Treasury, 5.25%, 5/31/01      8,000,000         7,983
 US Treasury, 5.25%, 5/15/04     29,700,000        29,797
 US Treasury, 5.25%, 2/15/29      1,800,000         1,728
 US Treasury, 5.5%, 1/31/03       3,500,000         3,524
 US Treasury, 5.5%, 3/31/03      15,500,000        15,621
 US Treasury, 5.5%, 2/15/08         175,000           178

 GOVERNMENT (DOMESTIC                           MARKET
 AND FOREIGN) AND AGENCY         SHARES/         VALUE
 BONDS (31.8%)                     PAR          (000'S)
 --------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES continued
 US Treasury, 5.625%,
  12/31/02                     $  2,300,000   $     2,320
 US Treasury, 5.625%, 2/15/06   108,000,000       110,537
 US Treasury, 5.625%, 5/15/08    34,000,000        34,924
 US Treasury, 5.75%, 8/15/10     27,132,000        28,436
 US Treasury, 6%, 7/31/02         4,000,000         4,042
 US Treasury, 6.00%, 9/30/02      4,900,000         4,964
 US Treasury, 6%, 8/15/04        25,000,000        25,713
 US Treasury, 6%, 8/15/09         3,818,000         4,030
 US Treasury, 6.125%, 8/15/07    22,000,000        23,160
 US Treasury, 6.125%, 8/15/29    13,796,000        15,025
 US Treasury, 6.25%, 2/15/07      4,500,000         4,755
 US Treasury, 6.375%, 8/15/07     4,100,000         4,550
 US Treasury, 6.5%, 2/28/02      55,000,000        55,662
 US Treasury, 6.5%, 2/15/10      27,374,000        29,960
 US Treasury, 6.75%, 5/15/05     27,146,000        28,894
 US Treasury, 6.875%, 5/15/06    50,000,000        54,099
 US Treasury, 7.25%, 8/15/04      6,000,000         6,413
 US Treasury, 7.25%, 5/15/16      4,200,000         4,944
 US Treasury Inflation Index
  Bond, 3.625%, 7/15/02           2,537,375         2,541
 US Treasury Inflation Index
  Bond, 3.625%, 4/15/28           6,500,000         6,379
 #US Treasury Inflation Index
  Bond, 3.875%, 4/15/29         172,089,331       184,308
 #US Treasury Inflation Index
  Bond, 4.25%, 1/15/10           68,412,760        73,085
 Vendee Mortgage Trust,
  Series 1998-3, Class E,
  6.5%, 3/15/29                   4,500,000         4,338
                                              -----------
     TOTAL                                      1,025,770
                                              -----------
 FOREIGN GOVERNMENT BONDS (0.2%)
 Province of Quebec, 6.5%,
  1/17/06                         7,500,000         7,623
                                              -----------
     TOTAL                                          7,623
                                              -----------
     TOTAL GOVERNMENT
       (DOMESTIC AND FOREIGN)
       AND AGENCY BONDS
       (COST $993,079)                          1,033,393
                                              -----------
 MORTGAGE/ ASSET BACKED SECURITIES (6.1%)
 --------------------------------------------------------
 AUTO RELATED (0.4%)
 Fleetwood Credit Corporation
  Grantor Trust, Series
  1997-B, Class A, 6.4%,
  5/15/13                         1,216,344         1,217
 Team Fleet Financing
  Corporation, Series 1996-1,
  Class A, 6.65%, 12/15/02
  (144A)                         11,800,000        11,816
                                              -----------
     TOTAL                                         13,033
                                              -----------

Balanced Portfolio                     44

                                                MARKET
 MORTGAGE/ ASSET BACKED          SHARES/         VALUE
 SECURITIES (6.1%)                 PAR          (000'S)
 --------------------------------------------------------
 BOAT DEALERS (0.2%)
 BankBoston Marine Asset
  Backed Trust, Series
  1997-2, Class A6, 6.64%,
  8/15/10                      $  7,000,000   $     7,088
 Nationscredit Grantor Trust,
  Series 1997-2, Class A1,
  6.35%, 4/15/14                  1,020,906         1,023
                                              -----------
     TOTAL                                          8,111
                                              -----------

 COMMERCIAL MORTGAGES (4.1%)
 Asset Securitization
  Corporation, Series
  1996-MD6, Class CS1,
  1.6317%, 11/13/26, IO          15,513,575           334
 Asset Securitization
  Corporation, Series
  1997-D5, Class PS1,
  1.6155%, 2/14/41, IO           21,838,963         1,762
 Chase Commercial Mortgage
  Securities Corporation,
  Series 1997-2, Class A2,
  6.6%, 11/19/07                  8,500,000         8,633
 Chase Commercial Mortgage
  Securities Corporation,
  Series 1997-2, Class B,
  6.6%, 11/19/07                  2,500,000         2,511
 Commercial Mortgage
  Acceptance Corporation,
  Series 1997-ML1, Class B,
  6.6437%, 12/15/07               2,500,000         2,522
 Credit Suisse First Boston
  Mortgage Securities
  Corporation, Series
  1997-C1, Class A2, 7.26%,
  6/20/07 (144A)                  3,041,673         3,130
 Credit Suisse First Boston
  Mortgage Securities
  Corporation, Series
  1997-C1, Class B, 7.28%,
  6/20/07 (144A)                  3,250,000         3,324
 Criimi Mae Commercial
  Mortgage Trust, Series
  1998-C1, Class A1, 7%,
  11/2/06                         6,500,000         6,358
 Criimi Mae Commercial
  Mortgage Trust, Series
  1998-C1, Class B, 7%,
  11/2/11                         5,700,000         5,083
 DLJ Commercial Mortgage
  Corporation, Series
  1998-CF1, Class S, .7003%,
  1/15/18 IO                    249,150,293         8,733
 DLJ Mortgage Acceptance
  Corp., Series 1994-MF11,
  Class A2, 8.1%, 6/18/04         1,650,000         1,744
 DLJ Mortgage Acceptance
  Corporation, Series
  1994-MF11, Class A1, 8.1%,
  6/18/04                         1,613,773         1,669
 DLJ Mortgage Acceptance
  Corporation, Series
  1997-CF2, Class S, .3516%,
  10/15/17 IO (144A)             18,035,309           361

                                                MARKET
 MORTGAGE/ ASSET BACKED          SHARES/         VALUE
 SECURITIES (6.1%)                 PAR          (000'S)
 --------------------------------------------------------
 COMMERCIAL MORTGAGES continued
 Kmart CMBS Financing, Inc.,
  Series 1997-1, Class B,
  7.0275%, 3/1/07 (144A)       $  8,000,000   $     7,963
 Kmart CMBS Financing, Inc.,
  Series 1997-1, Class C,
  7.3275%, 3/1/07 (144A)         12,500,000        12,415
 Kmart CMBS Financing, Inc.,
  Series 1997-1, Class D,
  7.7275%, 3/1/07 (144A)          4,500,000         4,457
 LB Mortgage Trust, Series
  1991-2, Class A3, 8.3962%,
  1/20/17                         9,959,853        10,889
 Midland Realty Acceptance
  Corporation, Series
  1996-C2, Class AEC,
  1.3534%, 1/25/29 IO            25,168,986         1,278
 Morgan Stanley Capital,
  Series 1998-WF2, Class A2,
  6.54%, 5/15/08                 15,000,000        15,223
 Mortgage Capital Funding,
  Inc., Series 1997-MC1,
  Class A3, 7.288%, 3/20/07      19,000,000        19,899
 Nomura Asset Securities
  Corporation, Series
  1998-D6, Class A2, 6.9931%,
  3/17/28                        15,000,000        15,304
 RMF Commercial Mortgage
  Pass-Through, Series
  1997-1, Class F, 7.471%,
  1/15/19 (144A)                  1,800,000         1,298
                                              -----------
     TOTAL                                        134,890
                                              -----------

 CREDIT CARD ASSET BACKED (0.6%)
 Citibank Credit Card Master
  Trust I, Series 1997-6,
  Class A, 0%, 8/15/06           17,000,000        13,686
 Heilig-Meyers Master Trust,
  Series 1998-1A, Class A,
  6.125%, 1/20/07 (144A)          5,472,747         4,821
                                              -----------
     TOTAL                                         18,507
                                              -----------

 FRANCHISE LOAN RECEIVABLES (0.4%)
 Enterprise Mortgage
  Acceptance Company, Series
  1998-1, Class A2, 6.38%,
  4/15/07 (144A)                  6,000,000         5,951
 Enterprise Mortgage
  Acceptance Company, Series
  1998-1, Class IO, 1.3704%,
  1/15/23 (144A) IO              37,059,241         2,357
 FMAC Loan Receivables Trust,
  Series 1998-A, Class A1,
  6.2%, 9/15/20 (144A)            3,283,357         3,261
 Global Franchise Trust,
  Series 1998-1, Class A1,
  6.349%, 4/10/04 (144A)          1,992,185         1,974
                                              -----------
     TOTAL                                         13,543
                                              -----------

                                       45                     Balanced Portfolio

                                                MARKET
 MORTGAGE/ ASSET BACKED          SHARES/         VALUE
 SECURITIES (6.1%)                 PAR          (000'S)
 --------------------------------------------------------
 HEALTH SERVICES (0.1%)
 Health Care Receivables,
  6.25%, 2/1/03 (144A)         $  3,000,000   $     2,976
                                              -----------
     TOTAL                                          2,976
                                              -----------
 HOME EQUITY LOAN (0.1%)
 Amresco Residential
  Securities, Series 1998-2,
  Class A2, 6.245%, 4/25/22       1,220,418         1,214
 Vanderbilt Mortgage Finance,
  Inc., Series 1997-B, Class
  1A4, 7.19%, 2/7/14              2,500,000         2,558
                                              -----------
     TOTAL                                          3,772
                                              -----------

 MOTORCYCLE DEALERS (0.1%)
 Harley-Davidson Eaglemark
  Motorcycle Trust, Series
  1998-2, Class A2, 5.87%,
  4/15/04                         1,863,520         1,862
                                              -----------
     TOTAL                                          1,862
                                              -----------
 OTHER ASSET BACKED (0.0%)
 Newcourt Equipment
  Receivables, Series 1997-A,
  Class B, 6.764%, 9/20/04
  (144A)                            306,256           306
 Newcourt Equipment
  Receivables, Series 1997-A,
  Class C, 7.734%, 9/20/04
  (144A)                            244,994           244
                                              -----------
     TOTAL                                            550
                                              -----------

 RESIDENTIAL MORTGAGES (0.1%)
 Blackrock Capital Finance
  L.P., Series 1997-R1, Class
  B3, 7.75%, 3/25/37 (144A)       4,708,192           847
 Blackrock Capital Finance
  L.P., Series 1997-R3, Class
  B3, 7.25%, 11/25/28 (144A)      5,679,168         1,023
                                              -----------
     TOTAL                                          1,870
                                              -----------
     TOTAL MORTGAGE/ASSET BACKED SECURITIES
       (COST $207,110)                            199,114
                                              -----------
 CORPORATE BONDS (4.0%)
 --------------------------------------------------------
 BANK HOLDING COMPANIES (0.5%)
 Banco Montevideo, 8.4%,
  4/30/08 (144A)                  6,250,000         5,312
 Bank One Corporation, 8%,
  4/29/27                         3,150,000         3,112
 Chase Manhattan Corp.,
  7.875%, 6/15/2010               5,000,000         5,275
 Nationsbank Lease Pass
  Through Trust, Series
  1997-A, Class 1, 1/10/11        1,917,387         1,989
                                              -----------
     TOTAL                                         15,688
                                              -----------

                                                MARKET
                                 SHARES/         VALUE
 CORPORATE BONDS (4.0%)            PAR          (000'S)
 --------------------------------------------------------
 BEVERAGES, MALT BEVERAGES (0.2%)
 Anheuser-Busch Companies,
  Inc., 7%, 12/1/25            $  4,800,000   $     4,666
 Anheuser-Busch Companies,
  Inc., 7.5%, 3/15/12             2,525,000         2,756
                                              -----------
     TOTAL                                          7,422
                                              -----------

 BOTTLED & CANNED SOFT DRINKS (0.3%)
 Coca-Cola Enterprises, Inc.,
  8%, 1/4/05                      8,750,000         9,302
                                              -----------
     TOTAL                                          9,302
                                              -----------

 BROAD WOVEN FABRIC MILLS, MANMADE (0.0%)
 ++Polysindo International
  Finance, 11.375%, 6/15/06       6,500,000           683
                                              -----------
     TOTAL                                            683
                                              -----------

 COMMERCIAL EQUIPMENT (0.2%)
 Tata Engineering &
  Locomotive, 7.875%, 7/15/07     6,500,000         6,324
                                              -----------
     TOTAL                                          6,324
                                              -----------

 ELECTRIC SERVICES (1.5%)
 Atlantic City Electric,
  6.625%, 8/1/13                  4,000,000         3,900
 Comed Transitional Funding
  Trust, Series 1998-1, Class
  A7, 5.74%, 12/25/10             2,750,000         2,668
 Dayton Power & Light
  Company, 8.15%, 1/15/26         5,750,000         5,789
 Niagara Mohawk Power, 7.25%,
  10/1/02                         1,134,147         1,147
 Ohio Edison Company, 7.375%,
  9/15/02                         3,665,000         3,716
 Peco Energy Transition
  Trust, Series 1999-A, Class
  A7, 3/1/09                      4,000,000         3,949
 Public Service Electric &
  Gas Co., 6.875% 1/1/03          9,000,000         9,057
 Scottish Power PLC, 5.65%,
  11/1/06                         4,650,000         4,402
 South Carolina Electric &
  Gas, 6.125%, 3/1/09             3,000,000         2,867
 Southern California Edison
  Co., 7.25%, 3/1/26             10,000,000         7,700
 Texas Utilities Electric
  Co., 7.875%, 3/1/23             4,000,000         4,009
                                              -----------
     TOTAL                                         49,204
                                              -----------

 OIL AND GAS EXTRACTION (0.1%)
 Chevron Corporation, 6.625%,
  10/1/04                         4,750,000         4,872
                                              -----------
     TOTAL                                          4,872
                                              -----------

Balanced Portfolio                     46

                                                MARKET
                                 SHARES/         VALUE
 CORPORATE BONDS (4.0%)            PAR          (000'S)
 --------------------------------------------------------
 PHARMACEUTICALS (0.3%)
 Johnson & Johnson, 6.625%,
  9/1/09                       $  2,800,000   $     2,883
 Merck & Co., Inc. 5.95%,
  12/1/28                         5,750,000         5,273
                                              -----------
     TOTAL                                          8,156
                                              -----------

 PIPELINES (0.1%)
 El Paso Energy Corporation,
  8.05%, 10/15/30                 4,100,000         4,310
                                              -----------
     TOTAL                                          4,310
                                              -----------

 PLASTICS MATERIALS AND RESINS (0.3%)
 Dow Capital B.V., 8.5%,
  6/8/10                          8,200,000         9,052
                                              -----------
     TOTAL                                          9,052
                                              -----------

 RESIDENTIAL MORTGAGES (0.1%)
 EOP Operating LP, 8.1%,
  8/1/10                          2,250,000         2,365
                                              -----------
     TOTAL                                          2,365
                                              -----------

 RETAIL-MISC SHOPPING GOODS STORES (0.1%)
 Wal-Mart Stores, Inc.,
  6.875%, 8/1/02                  2,000,000         2,027
                                              -----------
     TOTAL                                          2,027
                                              -----------
 TOBACCO PRODUCTS (0.2%)
 Philip Morris Companies
  Inc., 7.75%, 1/15/27            8,000,000         7,436
                                              -----------
     TOTAL                                          7,436
                                              -----------
 TRANSPORTATION SERVICES (0.1%)
 United Parcel Service,
  8.375%, 4/1/20                  1,750,000         1,996
                                              -----------
     TOTAL                                          1,996
                                              -----------
     TOTAL CORPORATE BONDS
      (COST $135,043)                             128,837
                                              -----------
 MONEY MARKET INVESTMENTS (11.0%)
 --------------------------------------------------------
 ASSET-BACKED SECURITIES (CMO'S) (1.2%)
 #Asset Securitization,
  6.57%, 1/24/01                 36,500,000        38,338
                                              -----------
     TOTAL                                         38,338
                                              -----------
 AUTO RELATED (2.3%)
 #Daimler-Chrysler N.A.,
  6.64%, 1/19/01                 39,700,000        39,568
 #General Motors Acceptance
  Corporation, 6.52%, 2/9/01     37,500,000        37,236
                                              -----------
     TOTAL                                         76,804
                                              -----------

 FEDERAL GOVERNMENT AND AGENCIES (0.6%)
 Federal Home Loan Mortgage
  Corporation, 6.445%,
  1/23/01                        21,000,000        20,917
                                              -----------
     TOTAL                                         20,917
                                              -----------

                                                MARKET
                                 SHARES/         VALUE
 MONEY MARKET INVESTMENTS (11.0%)  PAR          (000'S)
 --------------------------------------------------------
 FINANCE LESSORS (1.2%)
 Receivable Capital Trust,
  6.595%, 1/26/01              $ 38,000,000   $    37,826
                                              -----------
     TOTAL                                         37,826
                                              -----------

 FINANCE SERVICES (1.2%)
 Centric Capital Corp.,
  6.65%, 1/8/01                  14,000,000        13,982
 Centric Capital Corp.,
  5.92%, 1/12/01                 25,500,000        25,448
                                              -----------
     TOTAL                                         39,430
                                              -----------

 FOOD AND KINDRED PRODUCTS (1.1%)
 #Philip Morris Capital
  Company, 6.52%, 2/9/01         15,000,000        14,855
 #Philip Morris Capital
  Company, 6.36%, 2/9/01         21,300,000        21,149
                                              -----------
     TOTAL                                         36,004
                                              -----------

 PERSONAL CREDIT INSTITUTIONS (2.0%)
 #CXC Incorporated, 6.55%,
  1/22/01                        26,000,000        25,901
 #Variable Funding Capital,
  6.52%, 2/22/01                 40,000,000        39,623
                                              -----------
     TOTAL                                         65,524
                                              -----------

 SECURITY BROKERS AND DEALERS (0.9%)
 #The Goldman Sachs Group,
  6.55%, 1/17/01                 29,500,000        29,414
                                              -----------
     TOTAL                                         29,414
                                              -----------

 UTILITY - ELECTRIC (0.5%)
 #National Rural Utility,
  6.5%, 1/10/01                  15,000,000        14,976
                                              -----------
     TOTAL                                         14,976
                                              -----------
     TOTAL MONEY MARKET INVESTMENTS (COST
       $359,233)                                  359,233
                                              -----------

     TOTAL INVESTMENTS
      (99.7%) (COST
      $2,405,974)'                              3,244,465
                                              -----------

     OTHER ASSETS, LESS
      LIABILITIES (0.3%)                            8,734
                                              -----------

     TOTAL NET ASSETS
      (100.0%)                                $ 3,253,199
                                              ===========

' At 12/31/2000 the aggregate cost of securities for federal tax purposes was $2,413,994 and the net unrealized appreciation of investments based on that cost was $830,471 which is comprised of $928,480 aggregate gross unrealized appreciation and $98,009 aggregate gross unrealized depreciation.

 * Non-Income Producing

++ Defaulted Security

IO - Interest Only Security

                                       47                     Balanced Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

                                                  UNREALIZED
                                                APPRECIATION/
                       NUMBER OF   EXPIRATION   (DEPRECIATION)
ISSUER (000'S)         CONTRACTS      DATE         (000'S)
--------------------------------------------------------------
S&P 500                   755        03/01          $(476)
(Total Notional Value at
 12/31/2000, $252,457)

    The Accompanying Notes are an Integral Part of the Financial Statements

Balanced Portfolio                     48

 Objective:                               Portfolio Strategy:                                    Net Assets:

 High current income and capital          Generate superior performance by investing in a        $138,207,144
 appreciation with moderate risk          diversified mix of fixed income securities rated
                                          below investment grade.

HIGH YIELD BOND PORTFOLIO
Investing in a portfolio of high yield bonds provides investors who can accept a moderate level of risk with a high level of current income, coupled with the opportunity for capital gains. Holdings of particular interest include solid investments in entities that have the possibility of a positive event, such as a significant improvement in credit rating or earnings or a change in ownership. In a high-yield portfolio, some credit losses over time are inevitable; high coupons and diversification across many holdings mitigate the impact of individual securities on the performance of the total Portfolio.

The Portfolio performed significantly better than its benchmark, the Lehman Brothers High Yield Intermediate Market Index, during 2000, and outperformed essentially all equity indices. Although total return was negative, investors in the Portfolio benefited from a steady stream of interest income. As an asset class, high yield bonds continue to provide lower returns than investment grade bonds, as prices of high yield bonds have been held down by several factors. A relatively high level of defaults of bonds issued two to four years ago, when the market was very bullish and credit standards became somewhat lax, has made investors wary. Rising interest rates during 2000 put pressure on bond prices already hurt by limited demand from investors. On the positive side, volatility has been substantially less than in the equity market. The current wide yield spreads combined with Federal Reserve moves to lower interest rates should allow high yield bonds to improve performance during 2001.

In this rather difficult environment, the High Yield Bond Portfolio has benefited from careful selection of individual securities and a bias toward high quality: approximately 8% of holdings are rated investment grade by either Moody's or S&P, the two major rating services. The Portfolio has experienced no defaults since November 1999. Performance has been boosted by several positive credit events, including the acquisitions of issuers of several bonds in the Portfolio by investment grade companies. The Portfolio's industry mix is conservative: the emphasis is on industries with positive fundamentals, including telecommunications, cable television, financial services, hotels and casinos, and utilities; holdings in highly cyclical industries such as paper, autos and steel are minimal. The quality level and industry mix position the Portfolio well to withstand any economic slowdown that may develop, while broad diversification reduces the impact of volatility in individual issues.

                     PERCENTAGE HOLDINGS BY INDUSTRY SECTOR
                                    12/31/00
[PIE CHART]

Basic Materials/Capital Goods/Energy                                               7
Consumer Cyclical                                                                 16
Consumer Staples                                                                   7
Finance                                                                            9
Broadcast/Cable                                                                   15
Telecommunications/Wireless                                                       15
Utilities                                                                          9
Transport Services                                                                 4
Other Industries                                                                   9
Money Market Investments                                                           9

PERFORMANCE RELATIVE TO THE LEHMAN BROTHERS INDEX
[LINE GRAPH]

                                                                                                    LEHMAN BROTHERS HIGH YIELD
                                                                 HIGH YIELD BOND PORTFOLIO          INTERMEDIATE MARKET INDEX
                                                                 -------------------------          --------------------------
5/94                                                                       10000                              10000
12/94                                                                      10302                              10188
12/95                                                                      12030                              11952
12/96                                                                      14409                              13409
12/97                                                                      16693                              15020
12/98                                                                      16388                              15244
12/99                                                                      16316                              15646
12/00                                                                      15563                              14635

--------------------------------------------------------------
                 Average Annual Total Return
             For Periods Ended December 31, 2000
                                                      Since
                                 1 Year   5 Years   Inception#
--------------------------------------------------------------
High Yield Bond Portfolio        -4.60%    5.29%      6.86%
Lehman Brothers High Yield
Intermediate Market Index        -6.46%    4.13%      5.88%
--------------------------------------------------------------
# Inception date of 5/3/1994

The total return performance for the High Yield Bond Portfolio is shown in comparison with the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the High Yield Bond Portfolio.

The Lehman Brothers High Yield Intermediate Market Index is made up of dollar-denominated, nonconvertible, SEC publicly registered fixed rate noninvestment grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the index excludes pay-in-kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 2.

                                       49              High Yield Bond Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2000

                                                 MARKET
                                    SHARES/       VALUE
 BONDS (81.9%)                        PAR        (000'S)
 --------------------------------------------------------
 BASIC MATERIALS (3.5%)
 METALS & MINING (3.2%)
 Glencore Nickel, Ltd, 9%,
  12/1/14                          $  500,000   $     408
 Great Central Mines, Ltd.,
  8.875%, 4/1/08                    2,750,000       2,172
 USEC Inc., 6.625%, 1/20/06         2,050,000       1,763
                                                ---------
     TOTAL                                          4,343
                                                ---------
 PAPER (0.3%)
 APP China Group Ltd., 14%,
  3/15/10 (144A)                    1,200,000         456
                                                ---------
     TOTAL                                            456
                                                ---------
     TOTAL BASIC MATERIALS                          4,799
                                                ---------
 CAPITAL GOODS (0.7%)
 United Rentals, Inc., 8.8%,
  8/15/08                           1,250,000         938
                                                ---------
     TOTAL CAPITAL GOODS                              938
                                                ---------
 CONSUMER CYCLICAL (14.7%)
 APPAREL, TEXTILE (3.3%)
 Guess ?, Inc., 9.5%, 8/15/03       1,000,000         920
 Tommy Hilfiger USA, Inc., 6.5%,
  6/1/03                            1,650,000       1,403
 Tommy Hilfiger USA, Inc., 6.85%,
  6/1/08                            1,150,000         862
 Westpoint Stevens Inc., 7.875%,
  6/15/08                           1,000,000         720
 Westpoint Stevens, Inc., 7.875%,
  06/15/05                          1,100,000         820
                                                ---------
     TOTAL                                          4,725
                                                ---------

 AUTO & TRUCKS (1.0%)
 Avis Group Holdings, Inc., 11%,
  5/1/09                            1,250,000       1,347
                                                ---------
     TOTAL                                          1,347
                                                ---------

 AUTO RELATED (1.4%)
 Tower Automotive, Inc., 5%,
  8/1/04                            2,850,000       1,955
                                                ---------
     TOTAL                                          1,955
                                                ---------

 HOUSEHOLD APPLIANCES (0.3%)
 Rent-A-Center, Inc., 11%,
  8/15/08                             400,000         389
                                                ---------
     TOTAL                                            389
                                                ---------

 LEISURE RELATED (1.9%)
 Bally Total Fitness Holdings,
  Series D, 9.875%, 10/15/07          650,000         603
 Royal Caribbean Cruises Ltd.,
  6.75%, 3/15/08                    1,600,000       1,427
 Royal Caribbean Cruises Ltd.,
  7%, 10/15/07                        600,000         547
                                                ---------
     TOTAL                                          2,577
                                                ---------

                                                 MARKET
                                    SHARES/       VALUE
 BONDS (81.9%)                        PAR        (000'S)
 --------------------------------------------------------
 LODGING/RESORTS (2.3%)
 Felcor Lodging Limited
  Partnership, 9.5%, 9/15/08       $1,750,000   $   1,733
 John Q. Hammons Hotels, Inc.,
  8.875%, 2/15/04                     400,000         362
 Lodgian Financing Corp., 12.25%,
  7/15/09                           1,150,000       1,035
                                                ---------
     TOTAL                                          3,130
                                                ---------

 PRINTING & PUBLISHING (2.9%)
 Jostens, Inc., 12.75%, 5/01/10     1,550,000       1,395
 Mail-Well, Inc., 5%, 11/1/02       2,800,000       2,071
 Ziff Davis Media, Inc., 12%,
  7/15/10 (144A)                      750,000         589
                                                ---------
     TOTAL                                          4,055
                                                ---------

 RETAIL - GENERAL (1.6%)
 Buhrmann US, Inc., 12.25%,
  11/1/09                           2,150,000       2,160
                                                ---------
     TOTAL                                          2,160
                                                ---------
     TOTAL CONSUMER CYCLICAL                       20,338
                                                ---------

 CONSUMER STAPLES (6.6%)
 DRUGS (0.8%)
 ICN Pharmaceuticals, Inc.,
  9.25%, 08/15/05                     350,000         355
 ICN Pharmaceuticals, Inc.,
  8.75%, 11/15/08 (144A)              750,000         750
                                                ---------
     TOTAL                                          1,105
                                                ---------

 GAMING (4.7%)
 Hollywood Casino Corporation,
  13%, 8/1/06                       1,750,000       1,864
 Jupiters Limited, 8.5%, 3/1/06     1,000,000         960
 Las Vegas Sands, Inc., 12.25%,
  11/15/04                          1,000,000         980
 Mandalay Resort Group, 9.50%,
  8/1/08                              800,000         792
 Sun International Hotels
  Limited, 9%, 03/15/07               400,000         370
 Venetian Casino Resort, LLC,
  7.625%, 7/15/13                   1,850,000       1,462
                                                ---------
     TOTAL                                          6,428
                                                ---------

 HEALTHCARE (1.1%)
 HEALTHSOUTH Corporation, 10.75%,
  10/01/08 (144A)                   1,500,000       1,575
                                                ---------
     TOTAL                                          1,575
                                                ---------
     TOTAL CONSUMER STAPLES                         9,108
                                                ---------

 ENERGY (2.4%)
 Conproca S.A., 12%, 6/16/10
  (144A)                            1,100,000       1,144
 PDV America, Inc., 7.875%,
  8/1/03                            2,250,000       2,196
                                                ---------
     TOTAL ENERGY                                   3,340
                                                ---------

High Yield Bond Portfolio              50

                                                 MARKET
                                    SHARES/       VALUE
 BONDS (81.9%)                        PAR        (000'S)
 --------------------------------------------------------
 FINANCE (7.4%)
 BANKS (2.1%)
 Sovereign Bancorp, 10.5%,
  11/15/06                         $1,900,000   $   1,872
 Sovereign Real Estate Investment
  Trust, 12%, 8/29/49 (144A)        1,325,000       1,060
                                                ---------
     TOTAL                                          2,932
                                                ---------

 FINANCE COMPANIES (4.5%)
 Finova Capital Corporation,
  7.25%, 11/8/04                    2,150,000       1,291
 Metris Companies, Inc., 10.125%,
  7/15/06                           2,600,000       2,210
 PDVSA Finance Ltd. 1999-i,
  9.75%, 2/15/10                    2,600,000       2,671
                                                ---------
     TOTAL                                          6,172
                                                ---------

 FINANCIAL SERVICES (0.8%)
 Labranche & Company Inc., 12%,
  3/2/07                            1,100,000       1,155
                                                ---------
     TOTAL                                          1,155
                                                ---------
     TOTAL FINANCE                                 10,259
                                                ---------

 MISCELLANEOUS (3.7%)
 R.E.I.T. (2.2%)
 Macerich Company, 7.25%,
  12/15/02 (144A)                   1,000,000         894
 Security Capital U.S. Realty,
  2%, 5/22/03 (144A)                2,500,000       2,176
                                                ---------
     TOTAL                                          3,070
                                                ---------

 REAL ESTATE (1.5%)
 Crescent Real Estate Equities,
  7%, 9/15/02                         500,000         479
 Crescent Real Estate Equities,
  7.5%, 9/15/07                     1,750,000       1,533
                                                ---------
     TOTAL                                          2,012
                                                ---------
     TOTAL MISCELLANEOUS                            5,082
                                                ---------

 PROFESSIONAL SERVICES (2.5%)
 Building One Services, 10.5%,
  5/1/09                            2,150,000       1,333
 Integrated Electrical Services,
  Series B, 9.375%, 2/1/09            550,000         490
 Interim Services Inc. 4.5%,
  6/1/05                            2,400,000       1,620
                                                ---------
     TOTAL PROFESSIONAL SERVICES                    3,443
                                                ---------

 TECHNOLOGY (26.6%)
 BROADCASTING (1.0%)
 CD Radio Inc., 14.5%, 5/15/09      1,000,000         680
 XM Satellite Radio Inc., 14%,
  3/15/2010                         1,400,000         770
                                                ---------
     TOTAL                                          1,450
                                                ---------

                                                 MARKET
                                    SHARES/       VALUE
 BONDS (81.9%)                        PAR        (000'S)
 --------------------------------------------------------
 CABLE (9.9%)
 Adelphia Communications
  Corporation, 10.875%, 10/1/10    $2,700,000   $   2,605
 British Sky Broadcasting Group
  Plc., 6.875%, 2/23/09               750,000         659
 +Charter Communications
  Holdings, LLC, 11.75%, 1/15/10      750,000         435
 +Charter Communications
  Holdings, LLC, 9.92%, 4/1/11        750,000         435
 Charter Communications Holdings,
  LLC, 8.625, 4/1/09                  800,000         726
 Echostar Broadband Corp.,
  10.375%, 10/1/07 (144A)           1,150,000       1,130
 +International Cabletel Inc.,
  11.5%, 2/1/06                     1,000,000         870
 NTL Communications Corp., 11.5%,
  10/1/08                           1,950,000       1,720
 NTL Communications Corp.,
  11.875%, 10/01/10 (144A)            250,000         223
 +NTL, Inc., 9.75%, 4/1/08          1,900,000       1,045
 +Telewest Communications Plc,
  9.25%, 4/15/09                    1,000,000         470
 Telewest Communications Plc,
  9.875%, 02/01/10                    400,000         348
 +United Global Communications,
  Inc., Series B, 2.75%, 2/15/08    3,050,000       1,251
 +United Pan-Europe
  Communications N.V., 13.75%,
  2/1/10                              600,000         171
 United Pan-Europe Communications
  N.V., 10.875%, 8/1/09             1,550,000         992
 +US Unwired Inc., 13.375%,
  11/1/09                           1,150,000         523
                                                ---------
     TOTAL                                         13,603
                                                ---------

 ELECTRONICS (2.7%)
 Amkor Technologies Inc., 5.0%,
  3/15/07                           1,000,000         654
 Amkor Technologies Inc., 9.25%,
  5/1/06                            1,400,000       1,319
 Flextronics International Ltd.,
  9.875%, 7/1/10                    1,050,000       1,050
 LSI Logic Corp.                    1,000,000         713
                                                ---------
     TOTAL                                          3,736
                                                ---------

 TELECOMMUNICATIONS (6.7%)
 Adelphia Business Solutions,
  Inc., 12.25%, 9/1/04              2,300,000       1,793
 Arch Communications, Inc.,
  13.75%, 4/15/08                   4,100,000       1,475
 Exodus Communications, Inc.,
  11.625%, 7/15/10 (144A)           1,250,000       1,113
 Global Crossing Ltd., 9.625%,
  5/15/08                             300,000         282
 +GT Group Telecom Inc., 13.25%,
  2/1/10                            1,650,000         545

                                       51              High Yield Bond Portfolio

                                                 MARKET
                                    SHARES/       VALUE
 BONDS (81.9%)                        PAR        (000'S)
 --------------------------------------------------------
 TELECOMMUNICATIONS continued
 +Intermedia Communications,
  Inc., 12.5%, 5/15/06             $  600,000   $     420
 Intermedia Communications, Inc.,
  8.60% 6/1/08                      1,300,000         910
 Level 3 Communications, Inc.,
  11%, 3/15/08                      1,200,000       1,056
 NEXTLINK Communications, Inc.,
  10.75%, 6/1/09                    1,050,000         861
 Williams Communications Group,
  10.875%, 10/1/09                  1,150,000         857
                                                ---------
     TOTAL                                          9,312
                                                ---------

 WIRELESS COMMUNICATION (6.3%)
 +AirGate PCS Inc., 13.5%,
  10/1/09                           1,150,000         656
 +Alamosa PCS Holdings, Inc.,
  12.875%, 2/15/10                  1,150,000         535
 Crown Castle International
  Corp., 10.75%, 8/1/11             1,000,000       1,040
 +Horizon PCS Inc., 14%, 10/1/10    2,000,000         820
 +Nextel Communications, Inc.,
  9.95%, 2/15/08                    1,550,000       1,132
 Nextel Communications, Inc.,
  9.375%, 11/15/09                  1,150,000       1,072
 Spectrasite Holdings Inc.,
  12.50%, 11/15/2010, (144A)        1,450,000       1,438
 TeleCorp PCS, Inc., 10.625%,
  7/15/2010                         1,500,000       1,522
 Voicestream Wireless
  Corporation, 10.375%, 11/15/09      400,000         429
                                                ---------
     TOTAL                                          8,644
                                                ---------
     TOTAL TECHNOLOGY                              36,745
                                                ---------

 TELEPHONE COMMUNICATIONS (0.5%)
 Global Crossing Holdings, Ltd.,
  9.5%, 11/15/09                      700,000         662
                                                ---------
     TOTAL TELEPHONE
       COMMUNICATIONS                                 662
                                                ---------

 TRANSPORT SERVICES (4.5%)
 RAILROADS (0.9%)
 Railamerica Transportation
  Corp., 12.875%, 8/15/10           1,400,000       1,260
                                                ---------
     TOTAL                                          1,260
                                                ---------

 TRUCKING - SHIPPING (3.6%)
 American Commercial Lines, LLC,
  Series B, 10.25%, 6/30/08         1,500,000       1,140
 Eletson Holdings, Inc., 9.25%,
  11/15/03                            850,000         820
 North American Van Lines,
  13.375%, 12/1/09 (144A)           1,650,000       1,353
 Stena AB, 10.5%, 12/15/05          1,900,000       1,710
                                                ---------
     TOTAL                                          5,023
                                                ---------
     TOTAL TRANSPORT SERVICES                       6,283
                                                ---------

                                                 MARKET
                                    SHARES/       VALUE
 BONDS (81.9%)                        PAR        (000'S)
 --------------------------------------------------------
 UTILITIES (8.8%)
 UTILITY - ELECTRIC (2.2%)
 The AES Corporation, 9.375%,
  9/15/10                          $  400,000   $     409
 Aes Drax Energy Ltd., 11.5%,
  8/30/10 (144A)                    1,200,000       1,278
 Orion Power Holdings Inc., 12%,
  5/1/10 (144A)                     1,200,000       1,302
                                                ---------
     TOTAL                                          2,989
                                                ---------

 UTILITY - GARBAGE DISPOSAL (3.9%)
 Allied Waste North America,
  Inc., 7.625%, 1/1/06              2,100,000       1,990
 Allied Waste North America,
  Inc., 7.875%, 1/1/09              1,750,000       1,623
 Allied Waste North America,
  Inc., Series B, 10%, 8/1/09         500,000         471
 IT Group, Series B, 11.25%,
  4/1/09                            1,600,000       1,296
                                                ---------
     TOTAL                                          5,380
                                                ---------

 UTILITY - GAS (1.3%)
 EOTT Energy Partners, L.P., 11%,
  10/1/09                           1,800,000       1,863
                                                ---------
     TOTAL                                          1,863
                                                ---------

 UTILITY - WATER (1.4%)
 Azurix Corp., Series B, 10.75%,
  2/15/10                           1,950,000       1,911
                                                ---------
     TOTAL                                          1,911
                                                ---------
     TOTAL UTILITIES                               12,143
                                                ---------
     TOTAL BONDS (COST $123,616)                  113,140
                                                ---------
 PREFERRED STOCK (6.3%)
 --------------------------------------------------------
 CONSUMER CYCLICAL (0.9%)
 Primedia, Inc. - Series D              5,000         410
 Primedia, Inc. - Series F             10,000         780
                                                ---------
     TOTAL CONSUMER CYCLICAL                        1,190
                                                ---------
 FINANCE (1.2%)
 California Federal Preferred
  Capital                              74,000       1,716
                                                ---------
     TOTAL FINANCE                                  1,716
                                                ---------
 TECHNOLOGY (3.8%)
 BROADCASTING (2.1%)
 **Crown Castle International
  Corp.                                11,660       1,116
 **Cumulus Media, Inc.                 12,460         807
 Sinclair Capital                      11,500         978
                                                ---------
     TOTAL                                          2,901
                                                ---------
 CABLE (1.7%)
 CSC Holdings, Inc. - Series H         14,411       1,542
 **CSC Holdings, Inc. - Series M        7,708         817
                                                ---------
     TOTAL                                          2,359
                                                ---------
     TOTAL TECHNOLOGY                               5,260
                                                ---------

High Yield Bond Portfolio              52

                                                 MARKET
                                    SHARES/       VALUE
 PREFERRED STOCK (6.3%)               PAR        (000'S)
 --------------------------------------------------------

 TELEPHONE COMMUNICATIONS (0.4%)
 **XO Communications, Inc.             19,000   $     570
                                                ---------
     TOTAL TELEPHONE
       COMMUNICATIONS                                 570
                                                ---------
     TOTAL PREFERRED STOCK (COST
       $10,215)                                     8,736
                                                ---------
 COMMON STOCK AND WARRANTS (0.6%)
 --------------------------------------------------------
 CONSUMER CYCLICAL (0.0%)
 HOUSEHOLD APPLIANCES (0.0%)
 *Samsonite Corporation                 6,250          19
                                                ---------
     TOTAL                                             19
                                                ---------
 LEISURE RELATED (0.0%)
 *Hedstrom Holdings, Inc. (144A)      201,674           2
                                                ---------
     TOTAL                                              2
                                                ---------
 PRINTING & PUBLISHING (0.0%)
 Jostens, Inc.                          1,350          27
                                                ---------
     TOTAL                                             27
                                                ---------
     TOTAL CONSUMER CYCLICAL                           48
                                                ---------

 MISCELLANEOUS (0.0%)
 *Meditrust Companies                  11,117          28
                                                ---------
     TOTAL MISCELLANEOUS                               28
                                                ---------

 TECHNOLOGY (0.6%)
 BROADCASTING (0.0%)
 XM Satellite Radio Holdings Inc.       1,400          49
                                                ---------
     TOTAL                                             49
                                                ---------

 TELECOMMUNICATIONS (0.6%)
 *Arch Wireless Communications,
  Inc.                                 35,377          22
 *Arch Wireless Communications,
  Inc.                                134,177          83
 Arch Wireless Communications,
  Inc.                                 32,686           1
 GT Group Telecom Inc.                  1,650          72
 KMC Telecom Holdings Inc.              6,250          13
 *McLeodUSA Incorporated               27,405         386
 *RCN Corporation                       2,494          16
 *Viatel, Inc.                         16,325          61
                                                ---------
     TOTAL                                            654
                                                ---------
     TOTAL TECHNOLOGY                                 703
                                                ---------

 TRANSPORT SERVICES (0.0%)
 PROFESSIONAL SERVICES (0.0%)
 *DecisionOne Corporation               4,062          23
                                                ---------
     TOTAL                                             23
                                                ---------

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK AND WARRANTS (0.6%)     PAR        (000'S)
 --------------------------------------------------------
 RAILROADS (0.0%)
 Railamerica, Inc.                      1,400   $      14
                                                ---------
     TOTAL                                             14
                                                ---------
     TOTAL TRANSPORT SERVICES                          37
                                                ---------
     TOTAL COMMON STOCK AND
        WARRANTS (COST $9,444)                        816
                                                ---------
 MONEY MARKET
 INVESTMENTS (9.2%)
 --------------------------------------------------------
 ASSET-BACKED SECURITIES (CMO'S) (5.7%)
 Asset Securitization, 6.4%,
  2/7/01                           $8,000,000       7,948
                                                ---------
     TOTAL ASSET-BACKED
       SECURITIES (CMO'S)                           7,948
                                                ---------

 PERSONAL CREDIT INSTITUTIONS (3.5%)
 CXC Incorporated, 6.53%, 1/2/01    4,800,000       4,799
                                                ---------
     TOTAL FINANCE SERVICES                         4,799
                                                ---------

     TOTAL MONEY MARKET INVESTMENTS (COST
      $12,747)                                     12,747
                                                ---------

     TOTAL INVESTMENTS (98.0%)
      (COST $156,022)'                            135,439
                                                ---------

     OTHER ASSETS, LESS LIABILITIES (2.0%)          2,768
                                                ---------

     TOTAL NET ASSETS (100.0%)                  $ 138,207
                                                =========

' At 12/31/2000 the aggregate cost of securities for federal tax purposes was $151,894 and the net unrealized depreciation of investments based on that cost was $16,455 which is comprised of $2,778 aggregate gross unrealized appreciation and $19,233 aggregate gross unrealized depreciation.

 * Non-Income Producing

 + Step bond security that presently receives no coupon payments. At a predetermined date the stated coupon rate becomes effective.

** PIK - Payment in Kind

  144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       53              High Yield Bond Portfolio

 Objective:                               Portfolio Strategy:                                    Net Assets:

 A stable and relatively high level       Invest in high grade corporate bonds, U.S.             $291,677,622
 of long-term total return and            government bonds and bonds of government
 preservation of capital                  agencies.

SELECT BOND PORTFOLIO

The Select Bond Portfolio invests primarily in high quality debt securities, mainly government bonds, corporate bonds and mortgage-backed securities. Exposure to market sectors is adjusted as yield spreads change among the various classes of securities. Duration and maturities are altered with moderate adjustments in recognition or anticipation of interest rate changes.

In an unusual year for the bond market, the Select Bond Portfolio delivered returns higher than most equity investments, but slightly underperformed its major benchmark, the Merrill Lynch Domestic Master Index. Overall return was hampered by poor relative performance of two mortgage-backed bonds.

In a period of economic uncertainty, the portfolio was managed defensively throughout the year. Interest rate risk was maintained at a moderate level by keeping durations relatively defensive, while default risk was kept low through emphasis on high quality holdings, generally rated AA or better. At the end of 2000, the Treasury component of the portfolio was higher than during most of the year; a more normal mix was restored early in 2001.

                              PERCENTAGE HOLDINGS
                                    12/31/00
[PIE CHART]

                                                    MORTGAGE-BACKED     GOVERNMENT AND
                                                   AND ASSET-BACKED       GOVERNMENT         MONEY MARKET      OTHER ASSETS, LESS
                                CORPORATE BONDS       SECURITIES           AGENCIES           INVESTMENTS         LIABILITIES
                                ---------------    ----------------     --------------       ------------      ------------------
Percentage Holdings 12/31/00          25                  28                  42                   4                   1

The Corporate Bonds sector includes bonds of companies headquartered outside the United States. The Government and Government Agencies category includes taxable bonds of domestic and foreign governments and a small position in municipal bonds. Consistent with the Portfolio's stated parameters, no more than 10% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high-yield securities.

PERFORMANCE RELATIVE TO THE MERRILL LYNCH DOMESTIC MASTER INDEX
[LINE GRAPH]

                                                                SELECT BOND PORTFOLIO         MERRILL LYNCH DOMESTIC MASTER INDEX
                                                                ---------------------         -----------------------------------
12/90                                                                   10000                                10000
                                                                        11732                                11585
12/92                                                                   12641                                12463
                                                                        14007                                13713
12/94                                                                   13688                                13325
                                                                        16301                                15793
12/96                                                                   16841                                16360
                                                                        18435                                17941
12/98                                                                   19741                                19532
                                                                        19543                                19344
12/00                                                                   21534                                21613

----------------------------------------------------
            Average Annual Total Return
        For Periods Ended December 31, 2000
                         1 Year   5 Years   10 Years
----------------------------------------------------
Select Bond Portfolio    10.21%    5.72%      7.97%
Merrill Lynch Domestic
 Master Index            11.73%    6.48%      8.01%
----------------------------------------------------

Since the Portfolio invests broadly in U.S. Government, mortgage and corporate bonds, a useful basis for comparing returns is the Merrill Lynch Domestic Master Index. The index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

This chart assumes an initial investment of $10,000 made on 12/31/90. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 2.

Select Bond Portfolio                  54

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2000

 GOVERNMENT (DOMESTIC                            MARKET
 AND FOREIGN) AND AGENCY           SHARES/        VALUE
 BONDS (42.0%)                       PAR         (000'S)
 --------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES (42.0%)
 Aid-Israel, 0%, 11/1/24         $  8,900,000   $   2,077
 Federal Home Loan Bank, 5.54%,
  1/8/09                            3,700,000       3,514
 Federal Home Loan Mortgage
  Corporation, 7.5%, 10/1/27        6,333,912       6,440
 Federal National Mortgage
  Association, 5.97%, 10/1/08       3,851,726       3,813
 Federal National Mortgage
  Association, 6.22%, 2/1/06        1,868,828       1,882
 Federal National Mortgage
  Association, 6.24%, 1/1/06        5,266,922       5,305
 Federal National Mortgage
  Association, 6.265%, 10/1/08      2,926,081       2,941
 Federal National Mortgage
  Association, 6.32%, 2/1/06        3,789,414       3,829
 Federal National Mortgage
  Association, 6.36%, 4/1/08        3,678,823       3,723
 Federal National Mortgage
  Association, 6.39%, 4/1/08        1,411,514       1,431
 Federal National Mortgage
  Association, 6.5%, 9/25/05        1,820,384       1,818
 Federal National Mortgage
  Association, 6.75%, 12/25/23      3,500,000       3,539
 Federal National Mortgage
  Association, 6.75%, 4/25/18       2,212,352       2,238
 Federal National Mortgage
  Association, 7%, 6/1/03             215,085         217
 Federal National Mortgage
  Association, 7.36%, 4/1/11        3,202,722       3,417
 Federal National Mortgage
  Association, 8.4%, 2/25/09        2,500,000       2,638
 Federal National Mortgage
  Association, 10%, 10/1/17            48,820          53
 Federal National Mortgage
  Association, 11%, 12/1/12            49,615          55
 Federal National Mortgage
  Association, 11%, 9/1/17            601,116         667
 Federal National Mortgage
  Association, 11%, 2/1/18            253,941         282
 Federal National Mortgage
  Association, 11%, 12/1/17           207,445         230
 Federal National Mortgage
  Association, 11.5%, 4/1/18          254,487         286
 Federal National Mortgage
  Association, 12%, 9/1/12            594,329         669
 Federal National Mortgage
  Association, 12%, 12/1/12           131,780         149
 Federal National Mortgage
  Association, 12%, 2/1/18            204,966         233
 Federal National Mortgage
  Association, 12%, 9/1/17            179,149         203
 Federal National Mortgage
  Association, 12%, 12/1/17           173,368         197

 GOVERNMENT (DOMESTIC                            MARKET
 AND FOREIGN) AND AGENCY           SHARES/        VALUE
 BONDS (42.0%)                       PAR         (000'S)
 --------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES continued
 Federal National Mortgage
  Association, 12%, 10/1/17      $    181,980   $     206
 Federal National Mortgage
  Association, 12.25%, 1/1/18         103,571         118
 Federal National Mortgage
  Association, 12.5%, 4/1/18          106,721         122
 Federal National Mortgage
  Association, 13%, 11/1/12            87,475         100
 Federal National Mortgage
  Association, 13%, 2/1/18            246,439         285
 Federal National Mortgage
  Association, 13%, 12/1/17           122,529         142
 Federal National Mortgage
  Association, 13%, 11/1/17           154,433         179
 Federal National Mortgage
  Association, 14%, 12/1/17            79,924          94
 Government National Mortgage
  Association, 7%, 5/15/23            248,601         251
 Government National Mortgage
  Association, 7.5%, 4/15/22          192,771         197
 Government National Mortgage
  Association, 7.5%, 10/15/23         536,596         548
 Government National Mortgage
  Association, 7.5%, 11/15/25          10,830          11
 Government National Mortgage
  Association, 7.5%, 5/15/26           11,637          12
 Government National Mortgage
  Association, 7.5%, 10/15/25          27,297          28
 Government National Mortgage
  Association, 7.5%, 4/15/27           86,606          88
 Government National Mortgage
  Association, 7.5%, 2/15/27          415,381         423
 Government National Mortgage
  Association, 7.5%, 3/15/27           41,658          42
 Government National Mortgage
  Association, 7.5%, 1/15/27          303,906         309
 Government National Mortgage
  Association, 7.5%, 8/15/27           10,755          11
 Government National Mortgage
  Association, 7.5%, 6/15/28          399,499         406
 Government National Mortgage
  Association, 8%, 2/15/26            402,764         413
 Government National Mortgage
  Association, 8%, 12/15/26            96,316          99
 Government National Mortgage
  Association, 8%, 9/15/26            200,833         206
 Government National Mortgage
  Association, 8%, 8/15/26            449,255         461
 Government National Mortgage
  Association, 8%, 1/15/26            339,082         348
 Government National Mortgage
  Association, 8%, 3/15/27            368,481         378

                                       55                  Select Bond Portfolio

 GOVERNMENT (DOMESTIC                            MARKET
 AND FOREIGN) AND AGENCY           SHARES/        VALUE
 BONDS (42.0%)                       PAR         (000'S)
 --------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES continued
 Government National Mortgage
  Association, 8%, 4/15/27       $    690,435   $     708
 Government National Mortgage
  Association, 8%, 7/15/27            347,445         356
 Government National Mortgage
  Association, 8%, 6/15/27            327,275         336
 Government National Mortgage
  Association, 8%, 1/15/27            355,983         365
 Government National Mortgage
  Association, 8%, 8/15/27            237,337         243
 Government National Mortgage
  Association, 8%, 9/15/27            258,384         265
 Government National Mortgage
  Association, 8.5%, 9/15/21           35,703          37
 Government National Mortgage
  Association, 8.5%, 11/15/24         335,020         345
 Government National Mortgage
  Association, 8.5%, 7/15/24           50,157          52
 Government National Mortgage
  Association, 8.5%, 6/15/23            3,852           4
 Government National Mortgage
  Association, 8.5%, 3/15/23            1,828           2
 Government National Mortgage
  Association, 8.5%, 9/15/24              726           1
 Government National Mortgage
  Association, 8.5%, 6/15/24           71,039          73
 Government National Mortgage
  Association, 8.5%, 2/15/25           45,277          47
 Government National Mortgage
  Association, 11%, 1/15/18         3,257,356       3,567
 Iroquois Trust, Series 1997-2,
  Class A, 6.752%, 6/25/07
  (144A)                              939,552         940
 Rural Housing Trust 1987-1,
  Series 1, Class D, 6.33%,
  4/1/26                              995,771         996
 US Treasury, 4.875%, 3/31/01       2,380,000       2,374
 US Treasury, 5%, 2/28/01           4,000,000       3,995
 US Treasury, 5.75%, 8/15/10       14,282,000      14,967
 US Treasury, 6.125%, 8/15/29       2,613,000       2,846
 US Treasury, 6.5%, 2/15/10        10,000,000      10,945
 US Treasury, 6.75%, 5/15/05       13,288,000      14,143
 #US Treasury Inflation Index
  Bond, 3.875%, 4/15/29             7,045,923       7,546
                                                ---------
     TOTAL GOVERNMENT (DOMESTIC
       AND FOREIGN) AND AGENCY
       BONDS (COST $119,213)                      122,476
                                                ---------
 MORTGAGE/ASSET BACKED SECURITIES (28.1%)
 --------------------------------------------------------
 AUTO RELATED (1.3%)
 Fleetwood Credit Corporation
   Grantor Trust, Series
   1997-B, Class A, 6.4%,
   5/15/13                            521,290         522

                                                 MARKET
 MORTGAGE/ASSET BACKED             SHARES/        VALUE
 SECURITIES (28.1%)                  PAR         (000'S)
 --------------------------------------------------------
 AUTO RELATED continued
 Team Fleet Financing
  Corporation, Series 1996-1,
  Class A, 6.65%, 12/15/02
  (144A)                         $  3,200,000   $   3,204
                                                ---------
     TOTAL                                          3,726
                                                ---------

 BOAT DEALERS (0.4%)
 Nationscredit Grantor Trust,
  Series 1997-2, Class A1,
  6.35%, 4/15/14                    1,020,906       1,023
                                                ---------
     TOTAL                                          1,023
                                                ---------

 COMMERCIAL MORTGAGES (20.2%)
 Asset Securitization
  Corporation, Series 1996-MD6,
  Class CS1, 1.6317%, 11/13/26,
  IO                               12,283,116         264
 Asset Securitization
  Corporation, Series 1996-MD6,
  Class CS2, 1.098%, 11/13/26,
  IO                               52,000,000       1,869
 Asset Securitization
  Corporation, Series 1997-D5,
  Class PS1, 1.6155%, 2/14/41,
  IO                               11,759,441         949
 Chase Commercial Mortgage
  Securities Corporation,
  Series 1997-1, Class B,
  7.37%, 4/19/07                    1,000,000       1,044
 Chase Commercial Mortgage
  Securities Corporation,
  Series 1997-2, Class A2,
  6.6%, 11/19/07                    5,000,000       5,078
 Chase Commercial Mortgage
  Securities Corporation,
  Series 1997-2, Class B, 6.6%,
  11/19/07                          2,000,000       2,009
 Commercial Mortgage Acceptance
  Corporation, Series 1997-ML1,
  Class B, 6.6437%, 12/15/07        2,000,000       2,018
 Credit Suisse First Boston
  Mortgage Securities
  Corporation, Series 1997-C1,
  Class A2, 7.26%, 6/20/07
  (144A)                            1,403,849       1,445
 Credit Suisse First Boston
  Mortgage Securities
  Corporation, Series 1997-C1,
  Class B, 7.28%, 6/20/07
  (144A)                            1,500,000       1,534
 Criimi Mae Commercial Mortgage
  Trust, Series 1998-C1, Class
  A1, 7%, 11/2/06                   3,000,000       2,934
 Criimi Mae Commercial Mortgage
  Trust, Series 1998-C1, Class
  B, 7%, 11/2/11                    4,000,000       3,567
 DLJ Commercial Mortgage
  Corporation, Series 1998-CF1,
  Class S, .7003%, 1/15/18 IO     117,692,006       4,125
 DLJ Mortgage Acceptance Corp.,
  Series 1994-MF11, Class A2,
  8.1%, 6/18/04                     1,000,000       1,057

Select Bond Portfolio                  56

                                                 MARKET
 MORTGAGE/ASSET BACKED             SHARES/        VALUE
 SECURITIES (28.1%)                  PAR         (000'S)
 --------------------------------------------------------
 COMMERCIAL MORTGAGES continued
 DLJ Mortgage Acceptance
  Corporation, Series
  1994-MF11, Class A1, 8.1%,
  6/18/04                        $  1,217,633   $   1,259
 DLJ Mortgage Acceptance
  Corporation, Series 1997-CF2,
  Class S, .3516%, 10/15/17 IO
  (144A)                          100,631,814       2,013
 The Equitable Life Assurance
  Society, Series 174, Class
  C1, 7.52%, 5/15/06 (144A)         2,000,000       2,068
 Kmart CMBS Financing, Inc.,
  Series 1997-1, Class B,
  7.0275%, 3/1/07 (144A)            2,000,000       1,991
 Kmart CMBS Financing, Inc.,
  Series 1997-1, Class C,
  7.3275%, 3/1/07 (144A)            2,500,000       2,483
 Kmart CMBS Financing, Inc.,
  Series 1997-1, Class D,
  7.7275%, 3/1/07 (144A)            2,000,000       1,981
 LB Mortgage Trust, Series
  1991-2, Class A3, 8.3962%,
  1/20/17                           5,622,501       6,146
 Malan Mortgage Securities
  Trust, Series 1995-1, Class
  A3, 7.8%, 8/15/05 (144A)          3,000,000       3,050
 Midland Realty Acceptance
  Corporation, Series 1996-C2,
  Class AEC, 1.3534%, 1/25/29
  IO                               12,584,493         639
 Mortgage Capital Funding,
  Inc., Series 1997-MC1, Class
  A3, 7.288%, 3/20/07               5,323,000       5,575
 Nomura Asset Securities
  Corporation, Series 1998-D6,
  Class A2, 6.9931%, 3/17/28        2,800,000       2,857
 RMF Commercial Mortgage Pass-
  Through, Series 1997-1, Class
  F, 7.471%, 1/15/19 (144A)         1,800,000       1,298
                                                ---------
     TOTAL                                         59,253
                                                ---------
 CREDIT CARD ASSET BACKED (0.8%)
 Heilig-Meyers Master Trust,
  Series 1998-1A, Class A,
  6.125%, 1/20/07 (144A)            2,525,883       2,225
                                                ---------
     TOTAL                                          2,225
                                                ---------

 FRANCHISE LOAN RECEIVABLES (2.4%)
 Enterprise Mortgage Acceptance
  Company, Series 1998-1, Class
  A2, 6.38%, 4/15/07 (144A)         3,100,000       3,075
 Enterprise Mortgage Acceptance
  Company, Series 1998-1, Class
  IO, 1.3704%, 1/15/23 (144A)
  IO                               29,056,009       1,848

                                                 MARKET
 MORTGAGE/ASSET BACKED             SHARES/        VALUE
 SECURITIES (28.1%)                  PAR         (000'S)
 --------------------------------------------------------
 FRANCHISE LOAN RECEIVABLES continued
 FMAC Loan Receivables Trust,
  Series 1998-A, Class A1,
  6.2%, 9/15/20 (144A)           $    930,285   $     924
 Global Franchise Trust, Series
  1998-1, Class A1, 6.349%,
  4/10/04 (144A)                    1,035,936       1,026
                                                ---------
     TOTAL                                          6,873
                                                ---------

 HEALTH SERVICES (0.4%)
 Health Care Receivables,
  6.25%, 2/1/03 (144A)              1,125,000       1,116
                                                ---------
     TOTAL                                          1,116
                                                ---------

 HOME EQUITY LOAN (1.2%)
 Amresco Residential
  Securities, Series 1998-2,
  Class A2, 6.245%, 4/25/22         1,073,968       1,068
 Vanderbilt Mortgage Finance,
  Inc., Series 1997-B, Class
  1A4, 7.19%, 2/7/14                2,500,000       2,558
                                                ---------
     TOTAL                                          3,626
                                                ---------

 MANUFACTURED HOUSING (0.3%)
 Mid-State Trust, Series 6,
  Class A3, 7.54%, 7/1/35             917,099         925
                                                ---------
     TOTAL                                            925
                                                ---------

 MOTORCYCLE DEALERS (0.5%)
 Harley-Davidson Eaglemark
  Motorcycle Trust, Series
  1998-2, Class A2, 5.87%,
  4/15/04                           1,471,200       1,470
                                                ---------
     TOTAL                                          1,470
                                                ---------

 OTHER ASSET BACKED (0.1%)
 Newcourt Equipment
  Receivables, Series 1997-A,
  Class B, 6.764%, 9/20/04
  (144A)                              245,005         245
                                                ---------
     TOTAL                                            245
                                                ---------

 RESIDENTIAL MORTGAGES (0.5%)
 Blackrock Capital Finance
  L.P., Series 1997-R1, Class
  B3, 7.75%, 3/25/37 (144A)         3,766,553         678
 Blackrock Capital Finance
  L.P., Series 1997-R3, Class
  B3, 7.25%, 11/25/28 (144A)        4,259,376         767
                                                ---------
     TOTAL                                          1,445
                                                ---------
     TOTAL MORTGAGE/ASSET BACKED SECURITIES
       (COST $89,416)                              81,927
                                                ---------

                                       57                  Select Bond Portfolio

                                                 MARKET
                                   SHARES/        VALUE
 CORPORATE BONDS (25.3%)             PAR         (000'S)
 --------------------------------------------------------
 BANK HOLDING COMPANIES (3.5%)
 Bank One Corporation, 8%,
  4/29/27                        $  3,267,000   $   3,228
 Chase Manhattan Corp., 7.875%,
  6/15/2010                         4,000,000       4,219
 Nationsbank Lease Pass Through
  Trust, Series 1997-A, Class
  1, 1/10/11                        2,876,081       2,983
                                                ---------
     TOTAL                                         10,430
                                                ---------

 BEVERAGES, MALT BEVERAGES (2.3%)
 Anheuser-Busch Companies,
  Inc., 7%, 12/1/25                 4,200,000       4,083
 Anheuser-Busch Companies,
  Inc., 7.5%, 3/15/12               2,500,000       2,728
                                                ---------
     TOTAL                                          6,811
                                                ---------
 BROAD WOVEN FABRIC MILLS, MANMADE (0.2%)
 ++Polysindo International
  Finance, 11.375%, 6/15/06         4,200,000         441
                                                ---------
     TOTAL                                            441
                                                ---------
 ELECTRIC SERVICES (4.9%)
 Comed Transitional Funding
  Trust, Series 1998-1, Class
  A7, 5.74%, 12/25/10               1,750,000       1,698
 Ohio Edison Company, 7.375%,
  9/15/02                           1,000,000       1,014
 Peco Energy Transition Trust,
  Series 1999-A, Class A7,
  3/1/09                            2,750,000       2,715
 Public Service Electric & Gas
  Co., 6.875%, 1/1/03               2,250,000       2,264
 Scottish Power PLC, 5.65%,
  11/1/06                           4,500,000       4,260
 South Carolina Electric & Gas,
  6.125%, 3/1/09                    1,750,000       1,672
 Texas Utilities Electric Co.,
  7.875%, 3/1/23                    1,000,000       1,002
                                                ---------
     TOTAL                                         14,625
                                                ---------

 MEDICAL & HOSPITAL EQUIPMENT (0.8%)
 Johnson & Johnson, 6.95%,
  09/01/2029                        2,200,000       2,285
                                                ---------
     TOTAL                                          2,285
                                                ---------

 OIL AND GAS EXTRACTION (1.6%)
 Chevron Corporation, 6.625%,
  10/1/04                           4,500,000       4,616
                                                ---------
     TOTAL                                          4,616
                                                ---------

 PHARMACEUTICALS (3.3%)
 Johnson & Johnson, 6.625%,
  9/1/09                            2,750,000       2,832
 Merck & Co., Inc. 5.95%,
  12/1/28                           7,375,000       6,762
                                                ---------
     TOTAL                                          9,594
                                                ---------

                                                 MARKET
                                   SHARES/        VALUE
 CORPORATE BONDS (25.3%)             PAR         (000'S)
 --------------------------------------------------------
 PIPELINES (1.8%)
 El Paso Energy Corporation,
  8.05%, 10/15/30                $  5,000,000   $   5,256
                                                ---------
     TOTAL                                          5,256
                                                ---------

 PLASTICS MATERIALS AND RESINS (0.7%)
 Dow Capital B.V., 8.5%, 6/8/10     1,800,000       1,987
                                                ---------
     TOTAL                                          1,987
                                                ---------

 RESIDENTIAL MORTGAGES (0.8%)
 EOP Operating LP, 8.1%, 8/1/10     2,125,000       2,234
                                                ---------
     TOTAL                                          2,234
                                                ---------

 RETAIL-MISC SHOPPING GOODS STORES (0.9%)
 Wal-Mart Stores, Inc., 6.875%,
  8/1/02                            2,500,000       2,534
                                                ---------
     TOTAL                                          2,534
                                                ---------

 TOBACCO PRODUCTS (2.4%)
 Philip Morris Companies Inc.,
  7.75%, 1/15/27                    7,500,000       6,972
                                                ---------
     TOTAL                                          6,972
                                                ---------

 TRANSPORTATION SERVICES (2.1%)
 United Parcel Service, 8.375%,
  4/1/20                            5,350,000       6,103
                                                ---------
     TOTAL                                          6,103
                                                ---------
     TOTAL CORPORATE BONDS
       (COST $74,924)                              73,888
                                                ---------
 MONEY MARKET INVESTMENTS (3.6%)
 --------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES (0.5%)
 Federal Home Loan Mortgage
  Corporation, 6.445%, 1/23/01      1,600,000       1,594
                                                ---------
     TOTAL                                          1,594
                                                ---------

 PERSONAL CREDIT INSTITUTIONS (1.4%)
 #CXC Incorporated, 6.53%,
  1/2/01                            4,000,000       3,999
                                                ---------
     TOTAL                                          3,999
                                                ---------

 SHORT TERM BUSINESS CREDIT (1.7%)
 #American Express Credit,
  6.4%, 1/5/01                      5,000,000       4,996
                                                ---------
     TOTAL                                          4,996
                                                ---------

     TOTAL MONEY MARKET
      INVESTMENTS
      (COST $10,589)                               10,589
                                                ---------

     TOTAL INVESTMENTS (99.0%)
      (COST $294,142)'                            288,880
                                                ---------

     OTHER ASSETS, LESS LIABILITIES (1.0%)          2,798
                                                ---------

     TOTAL NET ASSETS (100.0%)                  $ 291,678
                                                =========

Select Bond Portfolio                  58

 --------------------------------------------------------

   ' At 12/31/2000 the aggregate cost of securities for federal tax purposes was $296,467 and the net unrealized depreciation of investments based on that cost was $7,587 which is comprised of $7,116 aggregate gross unrealized appreciation and $14,703 aggregate gross unrealized depreciation.

IO - Interest Only Security

  ++ Defaulted Security

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

 --------------------------------------------------------

   # All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

                                                  UNREALIZED
                                                 APPRECIATION/
                       NUMBER OF   EXPIRATION   (DEPRECIATION)
ISSUER (000'S)         CONTRACTS      DATE          (000'S)
---------------------------------------------------------------
90 Day Euro               31         03/01           $(56)
(Total Notional Value at
 12/31/2000, $7,237)

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       59                  Select Bond Portfolio

 Objective:                               Portfolio Strategy:                                    Net Assets:

 Maximum current income consistent        Achieve stability of capital by investing in           $384,455,252
 with liquidity and stability of          short-term debt securities.
 capital

Money Market Portfolio

The Money Market Portfolio, which invests only in high quality commercial paper and other short-term debt securities with maturities generally not exceeding one year, is the least risky of the Portfolios.

The Portfolio benefited during 2000 from maturities somewhat shorter than the benchmark, as accurate forecasts of interest rate increases by the Federal Reserve enabled the Money Market Portfolio to perform well for the year. Although the timing of the Fed's January rate cut was a surprise to all observers, short maturities continued to serve the Portfolio well, since the expectation of lower interest rates during 2001 was already reflected in market prices. A defensive position, with maturities still relatively short, continues to seem appropriate in a period of economic uncertainty.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE SO IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

Money Market Portfolio                 60

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2000

                                                 MARKET
                                                  VALUE
 SHORT TERM PAPER (91.8%)             PAR        (000'S)
 --------------------------------------------------------
 ASSET-BACKED SECURITIES (CMO'S) (5.7%)
 Asset Securitization, 6.55%,
  1/19/01                         $ 6,800,000   $   6,778
 Asset Securitization, 6.52%,
  2/8/01                            4,000,000       3,972
 Copelco Capital Funding,
  6.986%, 3/19/01                  11,000,000      11,000
                                                ---------
     TOTAL                                         21,750
                                                ---------

 AUTO RELATED (9.8%)
 Daimler-Chrysler N.A., 6.58%,
  1/26/01                           9,000,000       8,959
 Ford Motor Credit Co., 6.58%,
  1/19/01                           9,000,000       8,970
 General Motors Acceptance
  Corporation, 6.54%, 1/17/01       9,000,000       8,974
 Toyota Motor Credit Corp.,
  6.54%, 1/26/01                   10,935,000      10,885
                                                ---------
     TOTAL                                         37,788
                                                ---------
 COMMUNICATIONS (1.3%)
 AT&T Corp., 6.54%, 1/11/01         5,000,000       4,991
                                                ---------
     TOTAL                                          4,991
                                                ---------
 ELECTRICAL EQUIPMENT (2.4%)
 General Electric Capital Corp.,
  6.55%, 1/19/01                    9,255,000       9,225
                                                ---------
     TOTAL                                          9,225
                                                ---------

 FEDERAL & FEDERALLY-SPONSORED CREDIT (2.9%)
 Federal Home Loan Bank, 5.75%,
  1/5/01                           11,090,000      11,083
                                                ---------
     TOTAL                                         11,083
                                                ---------

 FINANCE LESSORS (5.7%)
 Preferred Receivable Funding,
  6.56%, 1/10/01                    6,000,000       5,990
 Preferred Receivable Funding,
  6.59%, 1/11/01                    5,000,000       4,991
 Receivable Capital Trust,
  6.62%, 1/16/01                   11,000,000      10,970
                                                ---------
     TOTAL                                         21,951
                                                ---------

 FINANCE SERVICES (9.4%)
 Caterpillar Financial Services
  Corporation, 6.756%, 6/1/01      10,000,000       9,999
 Centric Capital Corp., 6.53%,
  2/9/01                            3,000,000       2,979
 Centric Capital Corp., 6.65%,
  1/8/01                            3,000,000       2,996
 Centric Capital Corp., 6.68%,
  1/12/01                           8,000,000       7,984
 Ciesco LP, 6.525%, 1/30/01         4,220,000       4,198
 Ciesco LP, 6.51%, 1/2/01           8,000,000       7,999
                                                ---------
     TOTAL                                         36,155
                                                ---------

                                                 MARKET
                                                  VALUE
 SHORT TERM PAPER (91.8%)             PAR        (000'S)
 --------------------------------------------------------
 FOOD AND KINDRED PRODUCTS (8.0%)
 Coca-Cola Company, 6.53%,
  1/30/01                         $ 4,000,000   $   3,979
 Coca-Cola Company, 6.53%,
  1/19/01                           7,030,000       7,007
 Nestle Capital, 6.5%, 1/8/01      11,000,000      10,987
 Philip Morris Capital Company,
  6.52%, 2/9/01                     9,000,000       8,936
                                                ---------
     TOTAL                                         30,909
                                                ---------

 INDUSTRIAL INORGANIC CHEMICALS (1.9%)
 Monsanto Company, 6.52%, 2/6/01    7,370,000       7,322
                                                ---------
     TOTAL                                          7,322
                                                ---------

 MISC. BUSINESS CREDIT INSTITUTIONS (2.8%)
 Quincy Capital Corporation,
  6.66%, 1/2/01                    10,885,000      10,883
                                                ---------
     TOTAL                                         10,883
                                                ---------

 MORTGAGE BACKED (5.1%)
 Merrill Lynch Mortgage
  Investors, Inc., 6.65%,
  11/27/01                         19,674,602      19,675
                                                ---------
     TOTAL                                         19,675
                                                ---------

 PERSONAL CREDIT INSTITUTIONS (21.2%)
 American General Finance,
  6.53%, 2/12/01                    9,000,000       8,931
 Associates Corp. of NA, 6.775%,
  6/26/01                          10,000,000      10,000
 The CIT Group Holdings, 5.625%,
  2/2/01                           10,500,000      10,491
 CXC Incorporated, 6.53%,
  1/29/01                           6,000,000       5,969
 CXC Incorporated, 6.54%,
  1/22/01                           5,000,000       4,981
 Delaware Funding Corp., 6.54%,
  1/26/01                           5,000,000       4,977
 Delaware Funding Corp., 6.56%,
  1/24/01                           6,000,000       5,975
 General Electric Capital Corp.,
  6.55%, 1/24/01                    3,500,000       3,485
 Household Finance Corp., 6.54%,
  1/30/01                           9,000,000       8,953
 New Center Asset Trust, 6.58%,
  1/18/01                           9,000,000       8,972
 Variable Funding Capital,
  6.58%, 1/12/01                    9,000,000       8,982
                                                ---------
     TOTAL                                         81,716
                                                ---------

 PHARMACEUTICAL PREPARATIONS (2.6%)
 American Home Products, 6.5%,
  1/2/01                           10,000,000       9,998
                                                ---------
     TOTAL                                          9,998
                                                ---------

                                       61                 Money Market Portfolio

                                                 MARKET
                                                  VALUE
 SHORT TERM PAPER (91.8%)             PAR        (000'S)
 --------------------------------------------------------
 SECURITY BROKERS AND DEALERS (5.2%)
 The Goldman Sachs Group, 6.54%,
  1/12/01                         $11,000,000   $  10,978
 Salomon Smith Barney Holdings,
  Inc., 6.57%, 1/29/01              9,000,000       8,954
                                                ---------
     TOTAL                                         19,932
                                                ---------

 SHORT TERM BUSINESS CREDIT (5.2%)
 American Express Credit, 6.49%,
  1/22/01                           9,000,000       8,966
 Transamerica Financial
  Corporation, 6.51%, 2/23/01      11,000,000      10,895
                                                ---------
     TOTAL                                         19,861
                                                ---------

 UTILITY - ELECTRIC (2.6%)
 National Rural Utility, 6.5%,
  1/10/01                           9,885,000       9,869
                                                ---------
     TOTAL                                          9,869
                                                ---------

     TOTAL SHORT TERM PAPER
      (COST $353,108)                             353,108
                                                ---------

     TOTAL INVESTMENTS (91.8%)
      (COST $353,108)'                            353,108
                                                ---------

     OTHER ASSETS, LESS LIABILITIES (8.2%)         31,347
                                                ---------

     TOTAL NET ASSETS (100.0%)                  $ 384,455
                                                =========
 ' Also represents cost for federal income tax purposes.

    The Accompanying Notes are an Integral Part of the Financial Statements

Money Market Portfolio                 62

[PRICEWATERHOUSECOOPERS LLC - LETTERHEAD]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Northwestern Mutual Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, Growth and Income Stock Portfolio, Index 500 Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets and financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

[PRICEWATERHOUSECOOPERS LLC]
Milwaukee, Wisconsin
January 26, 2001

                                       63                    Accountants' Report

NORTHWESTERN MUTUAL SERIES FUND, INC.
Statements of Assets and Liabilities
December 31, 2000
(in thousands, except per share amounts)

                                             SMALL CAP      AGGRESSIVE    INTERNATIONAL   INDEX 400      GROWTH      GROWTH AND
                                            GROWTH STOCK   GROWTH STOCK      EQUITY         STOCK        STOCK      INCOME STOCK
                                             PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, at value (1)................  $  264,932     $1,713,687     $  841,235     $  137,320   $  771,357    $  593,320
  Cash.....................................          43            168          2,294            122          346            33
  Due from Sale of Fund Shares.............         311            176         26,694            434          110            81
  Due from Sale of Securities..............       1,400          2,275            121             --          934           789
  Dividends and Interest Receivable........          68            224          1,944             72          396           492
                                             ----------     ----------     ----------     ----------   ----------    ----------
    TOTAL ASSETS...........................     266,754      1,716,530        872,288        137,948      773,143       594,715
                                             ----------     ----------     ----------     ----------   ----------    ----------

LIABILITIES
  Due on Purchase of Securities............       6,341         12,360          2,586              2           --        12,865
  Due on Redemption of Fund Shares.........       9,552          5,592         59,522              8        1,148         1,574
  Due to Investment Advisor................         121            737            446             30          273           280
  Accrued Expenses.........................          65             69            117             37           46            15
  Due on Futures Variation Margin..........         361          1,759             --            255          860            --
                                             ----------     ----------     ----------     ----------   ----------    ----------
    TOTAL LIABILITIES......................      16,440         20,517         62,671            332        2,327        14,734
                                             ----------     ----------     ----------     ----------   ----------    ----------
    NET ASSETS.............................  $  250,314     $1,696,013     $  809,617     $  137,616   $  770,816    $  579,981
                                             ==========     ==========     ==========     ==========   ==========    ==========

REPRESENTED BY:
  Aggregate Paid in Capital (2), (3).......  $  246,322     $  999,599     $  675,357     $  131,847   $  584,922    $  563,835
  Undistributed Net Investment Income......          19          1,517         12,912             21        5,419         4,262
  Undistributed Accumulated Net Realized
    Gain (Loss) on Investments.............      (4,675)       306,320         67,527          2,099       22,296         5,244
  Net Unrealized Appreciation
    (Depreciation) of:
    Investment Securities..................       8,225        385,854         54,280          3,621      158,424         6,640
    Index Futures Contracts................         423          2,723             --             28         (245)           --
    Foreign Currency Transactions..........          --             --           (459)            --           --            --
                                             ----------     ----------     ----------     ----------   ----------    ----------
  Net Assets for Shares Outstanding (2)....  $  250,314     $1,696,013     $  809,617     $  137,616   $  770,816    $  579,981
                                             ==========     ==========     ==========     ==========   ==========    ==========
  Net Asset Value, Offering and Redemption
    Price per Share........................  $     1.86     $     4.47     $     1.63     $     1.14   $     2.47    $     1.37
                                             ==========     ==========     ==========     ==========   ==========    ==========
(1) Investments, at cost...................  $  256,707     $1,327,833     $  786,955     $  133,699   $  612,933    $  586,680
(2) Shares outstanding.....................     134,872        379,308        495,807        120,299      312,364       423,551
(3) Shares authorized, $.01 par value......   2,000,000      2,000,000      2,000,000      2,000,000    2,000,000     2,000,000

    The Accompanying Notes are an Integral Part of the Financial Statements

Statements of Assets and Liabilities   64

NORTHWESTERN MUTUAL SERIES FUND, INC.
Statements of Assets and Liabilities
December 31, 2000
(in thousands, except per share amounts)

                                               INDEX 500                       HIGH YIELD        SELECT          MONEY
                                                 STOCK          BALANCED          BOND            BOND           MARKET
                                               PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, at value (1).................   $2,076,966      $3,244,465      $ 135,439       $  288,880      $  353,108
  Cash......................................          237              --          1,177               --             185
  Due from Sale of Fund Shares..............          203              48             28              736          31,365
  Due from Sale of Securities...............           --           2,246             --            2,329              --
  Dividends and Interest Receivable.........        1,772          19,193          3,296            3,431             463
                                               ----------      ----------      ----------      ----------      ----------
    TOTAL ASSETS............................    2,079,178       3,265,952        139,940          295,376         385,121
                                               ----------      ----------      ----------      ----------      ----------

LIABILITIES
  Due on Purchase of Securities.............           --           1,836          1,212            1,863              --
  Due on Redemption of Fund Shares..........        5,508           6,651            451            1,758             574
  Due to Investment Advisor.................          353             829             59               74              92
  Accrued Expenses..........................           98               2             11                1              --
  Due on Futures Variation Margin...........          282           3,435             --                2              --
                                               ----------      ----------      ----------      ----------      ----------
    TOTAL LIABILITIES.......................        6,241          12,753          1,733            3,698             666
                                               ----------      ----------      ----------      ----------      ----------
    NET ASSETS..............................   $2,072,937      $3,253,199      $ 138,207       $  291,678      $  384,455
                                               ==========      ==========      ==========      ==========      ==========

REPRESENTED BY:
  Aggregate Paid in Capital (2), (3)........   $1,230,230      $2,195,554      $ 204,253       $  290,284      $  384,455
  Undistributed Net Investment Income.......       24,105         117,944            168           18,919              --
  Undistributed Accumulated Net Realized
    Gain (Loss) on Investments..............       58,759         101,686        (45,631)         (12,207)             --
  Net Unrealized Appreciation (Depreciation)
    of:
    Investment Securities...................      760,632         838,491        (20,583)          (5,262)             --
    Index Futures Contracts.................         (789)           (476)            --              (56)             --
    Foreign Currency Transactions...........           --              --             --               --              --
                                               ----------      ----------      ----------      ----------      ----------
  Net Assets for Shares Outstanding (2).....   $2,072,937      $3,253,199      $ 138,207       $  291,678      $  384,455
                                               ==========      ==========      ==========      ==========      ==========
  Net Asset Value, Offering and Redemption
    Price per Share.........................   $     3.41      $     2.03      $    0.69       $     1.16      $     1.00
                                               ==========      ==========      ==========      ==========      ==========
(1) Investments, at cost....................   $1,316,334      $2,405,974      $ 156,022       $  294,142      $  353,108
(2) Shares outstanding......................      608,432       1,599,541        200,045          252,155         384,471
(3) Shares authorized, $.01 par value.......    2,000,000       3,000,000      2,000,000        1,000,000       1,000,000

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       65   Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.
Statements of Operations
For the Year Ended December 31, 2000
(in thousands, except per share data)

                                             SMALL CAP   AGGRESSIVE                     INDEX                 GROWTH AND
                                              GROWTH       GROWTH     INTERNATIONAL      400       GROWTH       INCOME
                                               STOCK       STOCK         EQUITY         STOCK       STOCK       STOCK
                                             PORTFOLIO   PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Interest................................  $ 1,356    $   9,196      $  3,886       $ 1,248    $  6,855     $    688
    Dividends (1)...........................      222        1,413        16,043           988       4,774        7,121
                                              -------    ---------      --------       -------    --------     --------
         TOTAL INCOME.......................    1,578       10,609        19,929         2,236      11,629        7,809
                                              -------    ---------      --------       -------    --------     --------
  Expenses
    Management Fees.........................    1,144        9,021         5,275           276       3,156        3,530
    Custodian Expenses......................       27           29           255            45          21           19
    Other Expenses..........................       50           55           273            16          37            1
    Audit Fees..............................       15           16            20            15          17           16
                                              -------    ---------      --------       -------    --------     --------
         TOTAL EXPENSES.....................    1,236        9,121         5,823           352       3,231        3,566
                                              -------    ---------      --------       -------    --------     --------
      Less Waived Fees:
         Paid by Affiliate..................       --          (16)           --            --          --          (17)
         Paid Indirectly....................       (7)         (13)           --            (4)        (21)          (2)
                                              -------    ---------      --------       -------    --------     --------
         TOTAL NET EXPENSES.................    1,229        9,092         5,823           348       3,210        3,547
                                              -------    ---------      --------       -------    --------     --------
  Net Investment Income.....................      349        1,517        14,106         1,888       8,419        4,262
                                              -------    ---------      --------       -------    --------     --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
  Net Realized Gain (Loss) on:
    Investment Securities...................   (2,084)     313,538        67,555        10,900      33,021        9,404
    Index Futures Contracts.................   (2,006)      (2,891)           --         3,447      (7,851)          --
    Foreign Currency Transactions...........       --           --        (1,171)           --          --           --
                                              -------    ---------      --------       -------    --------     --------
         NET REALIZED GAIN (LOSS) ON
           INVESTMENTS......................   (4,090)     310,647        66,384        14,347      25,170        9,404
                                              -------    ---------      --------       -------    --------     --------
  Net Change in Unrealized Appreciation
    (Depreciation) of:
    Investment Securities...................   (5,284)    (224,468)      (77,769)         (229)    (52,476)     (57,201)
    Index Futures Contracts.................       32          314            --          (104)     (3,120)          --
    Foreign Currency Transactions...........       --           --          (388)           --          --           --
                                              -------    ---------      --------       -------    --------     --------
         NET CHANGE IN UNREALIZED
           APPRECIATION (DEPRECIATION) OF
           INVESTMENTS......................   (5,252)    (224,154)      (78,157)         (333)    (55,596)     (57,201)
                                              -------    ---------      --------       -------    --------     --------
  Net Gain (Loss) on Investments............   (9,342)      86,493       (11,773)       14,014     (30,426)     (47,797)
                                              -------    ---------      --------       -------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.................  $(8,993)   $  88,010      $  2,333       $15,902    $(22,007)    $(43,535)
                                              =======    =========      ========       =======    ========     ========
  (1) Less Foreign dividend tax.............  $    --    $      --      $  1,278       $    --    $     50     $     29

    The Accompanying Notes are an Integral Part of the Financial Statements

Statements of Operations               66

NORTHWESTERN MUTUAL SERIES FUND, INC.
Statements of Operations
For the Year Ended December 31, 2000
(in thousands, except per share data)

                                                       INDEX                         HIGH
                                                        500                          YIELD         SELECT          MONEY
                                                       STOCK        BALANCED         BOND           BOND          MARKET
                                                     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Interest.......................................  $   2,534      $108,804       $ 15,577        $20,019        $23,728
    Dividends (1)..................................     26,116        19,885          1,487             --             --
                                                     ---------      ---------      --------        -------        -------
         TOTAL INCOME..............................     28,650       128,689         17,064         20,019         23,728
                                                     ---------      ---------      --------        -------        -------
  Expenses
    Management Fees................................      4,451        10,246            748            839          1,116
    Custodian Expenses.............................         62            --             24             --             --
    Other Expenses.................................         22            --              1             --             --
    Audit Fees.....................................         16            --             19             --             --
                                                     ---------      ---------      --------        -------        -------
         TOTAL EXPENSES............................      4,551        10,246            792            839          1,116
                                                     ---------      ---------      --------        -------        -------
      Less Waived Fees:
         Paid by Affiliate.........................         --            --            (22)            --             --
         Paid Indirectly...........................         (6)           --             (2)            --             --
                                                     ---------      ---------      --------        -------        -------
         TOTAL NET EXPENSES........................      4,545        10,246            768            839          1,116
                                                     ---------      ---------      --------        -------        -------
  Net Investment Income............................     24,105       118,443         16,296         19,180         22,612
                                                     ---------      ---------      --------        -------        -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES
  Net Realized Gain (Loss) on:
    Investment Securities..........................     63,535       140,484        (15,781)        (1,630)            --
    Index Futures Contracts........................     (3,430)      (32,284)            --         (3,394)            --
    Foreign Currency Transactions..................         --            --             --             --             --
                                                     ---------      ---------      --------        -------        -------
         NET REALIZED GAIN (LOSS) ON INVESTMENTS...     60,105       108,200        (15,781)        (5,024)            --
                                                     ---------      ---------      --------        -------        -------
  Net Change in Unrealized Appreciation
    (Depreciation) of:
    Investment Securities..........................   (281,344)     (225,605)        (7,398)        13,102             --
    Index Futures Contracts........................     (1,903)       (4,887)            --            (31)            --
    Foreign Currency Transactions..................         --            --             --             --             --
                                                     ---------      ---------      --------        -------        -------
         NET CHANGE IN UNREALIZED APPRECIATION
           (DEPRECIATION) OF INVESTMENTS...........   (283,247)     (230,492)        (7,398)        13,071             --
                                                     ---------      ---------      --------        -------        -------
  Net Gain (Loss) on Investments...................   (223,142)     (122,292)       (23,179)         8,047             --
                                                     ---------      ---------      --------        -------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................  $(199,037)     $ (3,849)      $ (6,883)       $27,227        $22,612
                                                     =========      =========      ========        =======        =======
  (1) Less Foreign dividend tax....................  $     115      $     87       $     --        $    --        $    --

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       67               Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.
Statements of Changes in Net Assets

SMALL CAP GROWTH STOCK PORTFOLIO

                                                                            FOR THE PERIOD
                                                               FOR THE      APRIL 30, 1999*
                                                              YEAR ENDED        THROUGH
                                                             DECEMBER 31,    DECEMBER 31,
                                                                 2000            1999
-------------------------------------------------------------------------------------------
                                                                     (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income (Loss)............................   $    349         $   (11)
    Net Realized Gain (Loss) on Investments.................     (4,090)          6,449
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................     (5,252)         13,901
                                                               --------         -------
      Net Increase (Decrease) in Net Assets Resulting from
       Operations...........................................     (8,993)         20,339
                                                               --------         -------
  Distributions to Shareholders from:
    Net Investment Income...................................       (330)             --
    Net Realized Gain on Investments........................     (4,666)         (2,362)
                                                               --------         -------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................     (4,996)         (2,362)
                                                               --------         -------
  Fund Share Transactions
    Proceeds from Sale of 110,714 and 41,794 Shares.........    222,618          55,379
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (2,632 and 1,007 shares,
     respectively)..........................................      4,996           2,362
    Payments for 18,323 and 2,952 Shares Redeemed...........    (34,794)         (4,235)
                                                               --------         -------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (95,023 and 39,849 shares,
       respectively)........................................    192,820          53,506
                                                               --------         -------
  Total Increase in Net Assets..............................    178,831          71,483
NET ASSETS
    Beginning of Period.....................................     71,483              --
                                                               --------         -------
    End of Period (includes undistributed net investment
     income of $19 and $0, respectively)....................   $250,314         $71,483
                                                               ========         =======

 * Portfolio commenced operations April 30, 1999.

AGGRESSIVE GROWTH STOCK PORTFOLIO

                                                               FOR THE        FOR THE
                                                              YEAR ENDED     YEAR ENDED
                                                             DECEMBER 31,   DECEMBER 31,
                                                                 2000           1999
----------------------------------------------------------------------------------------
                                                                   (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income (Loss)............................  $    1,517     $     (180)
    Net Realized Gain on Investments........................     310,647        201,622
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................    (224,154)       247,911
                                                              ----------     ----------
      Net Increase in Net Assets Resulting from
       Operations...........................................      88,010        449,353
                                                              ----------     ----------
  Distributions to Shareholders from:
    Net Investment Income...................................          --           (389)
    Net Realized Gain on Investments........................    (203,984)       (38,180)
                                                              ----------     ----------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................    (203,984)       (38,569)
                                                              ----------     ----------
  Fund Share Transactions
    Proceeds from Sale of 178,227 and 14,536 Shares.........     890,503         53,705
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (45,880 and 11,023 shares,
     respectively)..........................................     203,984         38,569
    Payments for 153,808 and 44,946 Shares Redeemed.........    (767,811)      (155,213)
                                                              ----------     ----------
      Net Increase (Decrease) in Net Assets Resulting from
       Fund Share Transactions (70,299 and (19,387) shares,
       respectively)........................................     326,676        (62,939)
                                                              ----------     ----------
  Total Increase in Net Assets..............................     210,702        347,845
NET ASSETS
    Beginning of Period.....................................   1,485,311      1,137,466
                                                              ----------     ----------
    End of Period (includes undistributed net investment
     income of $1,517 and $0, respectively).................  $1,696,013     $1,485,311
                                                              ==========     ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Changes in Net Assets     68

NORTHWESTERN MUTUAL SERIES FUND, INC.

INTERNATIONAL EQUITY PORTFOLIO

                                                               FOR THE        FOR THE
                                                              YEAR ENDED     YEAR ENDED
                                                             DECEMBER 31,   DECEMBER 31,
                                                                 2000           1999
----------------------------------------------------------------------------------------
                                                                   (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income................................... $    14,106     $  18,083
    Net Realized Gain on Investments........................      66,384        42,589
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................     (78,157)       84,953
                                                             -----------     ---------
      Net Increase in Net Assets Resulting from
       Operations...........................................       2,333       145,625
                                                             -----------     ---------
  Distributions to Shareholders from:
    Net Investment Income...................................     (16,173)      (18,221)
    Net Realized Gain on Investments........................     (41,802)      (78,977)
                                                             -----------     ---------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................     (57,975)      (97,198)
                                                             -----------     ---------
  Fund Share Transactions
    Proceeds from Sale of 842,807 and 210,725 Shares........   1,389,357       347,201
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (37,092 and 58,943 shares,
     respectively)..........................................      57,975        97,198
    Payments for 817,728 and 236,223 Shares Redeemed........  (1,354,243)     (391,762)
                                                             -----------     ---------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (62,171 and 33,445 shares,
       respectively)........................................      93,089        52,637
                                                             -----------     ---------
  Total Increase in Net Assets..............................      37,447       101,064
NET ASSETS
    Beginning of Period.....................................     772,170       671,106
                                                             -----------     ---------
    End of Period (includes undistributed net investment
     income of $12,912 and $12,686 respectively)............ $   809,617     $ 772,170
                                                             ===========     =========

INDEX 400 STOCK PORTFOLIO

                                                                            FOR THE PERIOD
                                                               FOR THE      APRIL 30, 1999*
                                                              YEAR ENDED        THROUGH
                                                             DECEMBER 31,    DECEMBER 31,
                                                                 2000            1999
-------------------------------------------------------------------------------------------
                                                                     (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...................................   $  1,888         $   451
    Net Realized Gain on Investments........................     14,347           1,579
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................       (333)          3,982
                                                               --------         -------
      Net Increase in Net Assets Resulting from
       Operations...........................................     15,902           6,012
                                                               --------         -------
  Distributions to Shareholders from:
    Net Investment Income...................................     (1,867)           (473)
    Net Realized Gain on Investments........................    (13,495)           (319)
                                                               --------         -------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................    (15,362)           (792)
                                                               --------         -------
  Fund Share Transactions
    Proceeds from Sale of 80,621 and 55,140 Shares..........     99,261          55,323
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (14,227 and 35 shares,
     respectively)..........................................     15,362             792
    Payments for 28,116 and 1,608 Shares Redeemed...........    (37,191)         (1,691)
                                                               --------         -------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (66,732 and 53,567 shares,
       respectively)........................................     77,432          54,424
                                                               --------         -------
  Total Increase in Net Assets..............................     77,972          59,644
NET ASSETS
    Beginning of Period.....................................     59,644              --
                                                               --------         -------
    End of Period (includes undistributed net investment
     income of $21 and $0, respectively)....................   $137,616         $59,644
                                                               ========         =======

 * Portfolio commenced operations on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       69     Statement of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

GROWTH STOCK PORTFOLIO

                                                               FOR THE        FOR THE
                                                              YEAR ENDED     YEAR ENDED
                                                             DECEMBER 31,   DECEMBER 31,
                                                                 2000           1999
----------------------------------------------------------------------------------------
                                                                   (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...................................   $  8,419       $  6,595
    Net Realized Gain on Investments........................     25,170         29,373
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................    (55,596)        79,082
                                                               --------       --------
      Net Increase (Decrease) in Net Assets Resulting from
       Operations...........................................    (22,007)       115,050
                                                               --------       --------
  Distributions to Shareholders from:
    Net Investment Income...................................     (4,365)        (6,147)
    Net Realized Gain on Investments........................    (30,683)       (13,531)
                                                               --------       --------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................    (35,048)       (19,678)
                                                               --------       --------
  Fund Share Transactions
    Proceeds from Sale of 53,298 and 65,947 Shares..........    140,509        156,519
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (13,623 and 8,157 shares,
     respectively)..........................................     35,048         19,678
    Payments for 9,117 and 7,013 Shares Redeemed............    (23,820)       (16,717)
                                                               --------       --------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (57,804 and 67,091 shares,
       respectively)........................................    151,737        159,480
                                                               --------       --------
  Total Increase in Net Assets..............................     94,682        254,852
NET ASSETS
    Beginning of Period.....................................    676,134        421,282
                                                               --------       --------
    End of Period (includes undistributed net investment
     income of $5,419 and $1,365, respectively).............   $770,816       $676,134
                                                               ========       ========

GROWTH AND INCOME STOCK PORTFOLIO

                                                               FOR THE        FOR THE
                                                              YEAR ENDED     YEAR ENDED
                                                             DECEMBER 31,   DECEMBER 31,
                                                                 2000           1999
----------------------------------------------------------------------------------------
                                                                   (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...................................   $  4,262       $  4,979
    Net Realized Gain on Investments........................      9,404         28,648
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................    (57,201)        10,475
                                                               --------       --------
      Net Increase (Decrease) in Net Assets Resulting from
       Operations...........................................    (43,535)        44,102
                                                               --------       --------
  Distributions to Shareholders from:
    Net Investment Income...................................     (4,979)          (164)
    Net Realized Gain on Investments........................    (30,759)       (69,388)
                                                               --------       --------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................    (35,738)       (69,552)
                                                               --------       --------
  Fund Share Transactions
    Proceeds from Sale of 23,840 and 53,719 Shares..........     35,146         85,448
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (24,732 and 43,992 shares,
     respectively)..........................................     35,738         69,552
    Payments for 48,882 and 25,373 Shares Redeemed..........    (73,182)       (38,968)
                                                               --------       --------
      Net Increase (Decrease) in Net Assets Resulting from
       Fund Share Transactions ((310) and 72,338 shares,
       respectively)........................................     (2,298)       116,032
                                                               --------       --------
  Total Increase (Decrease) in Net Assets...................    (81,571)        90,582
NET ASSETS
    Beginning of Period.....................................    661,552        570,970
                                                               --------       --------
    End of Period (includes undistributed net investment
     income of $4,262 and $4,979, respectively).............   $579,981       $661,552
                                                               ========       ========

    The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Changes in Net Assets     70

NORTHWESTERN MUTUAL SERIES FUND, INC.

INDEX 500 STOCK PORTFOLIO

                                                               FOR THE        FOR THE
                                                              YEAR ENDED     YEAR ENDED
                                                             DECEMBER 31,   DECEMBER 31,
                                                                 2000           1999
----------------------------------------------------------------------------------------
                                                                   (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...................................  $   24,105     $   22,921
    Net Realized Gain on Investments........................      60,105         64,417
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................    (283,247)       293,988
                                                              ----------     ----------
      Net Increase (Decrease) in Net Assets Resulting from
       Operations...........................................    (199,037)       381,326
                                                              ----------     ----------
  Distributions to Shareholders from:
    Net Investment Income...................................     (22,921)       (19,629)
    Net Realized Gain on Investments........................     (65,358)       (25,890)
                                                              ----------     ----------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................     (88,279)       (45,519)
                                                              ----------     ----------
  Fund Share Transactions
    Proceeds from Sale of 39,698 and 79,345 Shares..........     147,411        277,173
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (24,022 and 12,786 shares,
     respectively)..........................................      88,279         45,519
    Payments for 39,762 and 21,770 Shares Redeemed..........    (147,393)       (77,223)
                                                              ----------     ----------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (23,958 and 70,361 shares,
       respectively)........................................      88,297        245,469
                                                              ----------     ----------
  Total Increase (Decrease) in Net Assets...................    (199,019)       581,276
NET ASSETS
    Beginning of Period.....................................   2,271,956      1,690,680
                                                              ----------     ----------
    End of Period (includes undistributed net investment
     income of $24,105 and $22,921, respectively)...........  $2,072,937     $2,271,956
                                                              ==========     ==========

BALANCED PORTFOLIO

                                                               FOR THE        FOR THE
                                                              YEAR ENDED     YEAR ENDED
                                                             DECEMBER 31,   DECEMBER 31,
                                                                 2000           1999
----------------------------------------------------------------------------------------
                                                                   (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...................................  $  118,443     $  114,902
    Net Realized Gain on Investments........................     108,200        181,565
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................    (230,492)        67,796
                                                              ----------     ----------
      Net Increase (Decrease) in Net Assets Resulting from
       Operations...........................................      (3,849)       364,263
                                                              ----------     ----------
  Distributions to Shareholders from:
    Net Investment Income...................................    (114,893)      (104,192)
    Net Realized Gain on Investments........................    (167,534)      (250,227)
                                                              ----------     ----------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................    (282,427)      (354,419)
                                                              ----------     ----------
  Fund Share Transactions
    Proceeds from Sale of 17,894 and 47,979 Shares..........      37,754        105,834
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (139,058 and 167,416 shares,
     respectively)..........................................     282,427        354,419
    Payments for 158,895 and 89,877 Shares Redeemed.........    (338,606)      (194,268)
                                                              ----------     ----------
      Net Increase (Decrease) in Net Assets Resulting from
       Fund Share Transactions ((1,943) and 125,518 shares,
       respectively)........................................     (18,425)       265,985
                                                              ----------     ----------
  Total Increase (Decrease) in Net Assets...................    (304,701)       275,829
NET ASSETS
    Beginning of Period.....................................   3,557,900      3,282,071
                                                              ----------     ----------
    End of Period (includes undistributed net investment
     income of $117,944 and $114,394, respectively).........  $3,253,199     $3,557,900
                                                              ==========     ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       71     Statement of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

HIGH YIELD BOND PORTFOLIO

                                                               FOR THE        FOR THE
                                                              YEAR ENDED     YEAR ENDED
                                                             DECEMBER 31,   DECEMBER 31,
                                                                 2000           1999
----------------------------------------------------------------------------------------
                                                                   (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...................................   $ 16,296       $ 19,127
    Net Realized Loss on Investments........................    (15,781)       (26,106)
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................     (7,398)         6,190
                                                               --------       --------
      Net Decrease in Net Assets Resulting from
       Operations...........................................     (6,883)          (789)
                                                               --------       --------
  Distributions to Shareholders from:
    Net Investment Income...................................    (16,401)       (19,051)
    Net Realized Gain on Investments........................         --             --
                                                               --------       --------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................    (16,401)       (19,051)
                                                               --------       --------
  Fund Share Transactions
    Proceeds from Sale of 12,332 and 14,760 Shares..........      9,921         11,697
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (23,819 and 21,045 shares,
     respectively)..........................................     16,401         19,052
    Payments for 32,449 and 36,981 Shares Redeemed..........    (26,255)       (34,267)
                                                               --------       --------
      Net Increase (Decrease) in Net Assets Resulting from
       Fund Share Transactions (3,702 and (1,176) shares,
       respectively)........................................         67         (3,518)
                                                               --------       --------
  Total Decrease in Net Assets..............................    (23,217)       (23,358)
NET ASSETS
    Beginning of Period.....................................    161,424        184,782
                                                               --------       --------
    End of Period (includes undistributed net investment
     income of $168 and $273, respectively).................   $138,207       $161,424
                                                               ========       ========

SELECT BOND PORTFOLIO

                                                               FOR THE        FOR THE
                                                              YEAR ENDED     YEAR ENDED
                                                             DECEMBER 31,   DECEMBER 31,
                                                                 2000           1999
----------------------------------------------------------------------------------------
                                                                   (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...................................   $ 19,180       $ 19,306
    Net Realized Loss on Investments........................     (5,024)        (2,358)
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................     13,071        (19,883)
                                                               --------       --------
      Net Increase (Decrease) in Net Assets Resulting from
       Operations...........................................     27,227         (2,935)
                                                               --------       --------
  Distributions to Shareholders from:
    Net Investment Income...................................    (19,349)       (17,828)
    Net Realized Gain on Investments........................         --         (7,228)
                                                               --------       --------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................    (19,349)       (25,056)
                                                               --------       --------
  Fund Share Transactions
    Proceeds from Sale of 19,112 and 23,659 Shares..........     21,374         27,875
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (18,463 and 22,018 shares,
     respectively)..........................................     19,349         25,056
    Payments for 38,678 and 31,015 Shares Redeemed..........    (43,416)       (36,481)
                                                               --------       --------
      Net Increase (Decrease) in Net Assets Resulting from
       Fund Share Transactions ((1,103) and 14,662 shares,
       respectively)........................................     (2,693)        16,450
                                                               --------       --------
  Total Increase (Decrease) in Net Assets...................      5,185        (11,541)
NET ASSETS
    Beginning of Period.....................................    286,493        298,034
                                                               --------       --------
    End of Period (includes undistributed net investment
     income of $18,919 and $19,088, respectively)...........   $291,678       $286,493
                                                               ========       ========

    The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Changes in Net Assets     72

NORTHWESTERN MUTUAL SERIES FUND, INC.

MONEY MARKET PORTFOLIO

                                                               FOR THE        FOR THE
                                                              YEAR ENDED     YEAR ENDED
                                                             DECEMBER 31,   DECEMBER 31,
                                                                 2000           1999
----------------------------------------------------------------------------------------
                                                                   (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income................................... $    22,612     $  16,692
                                                             -----------     ---------
      Net Increase in Net Assets Resulting from
       Operations...........................................      22,612        16,692
                                                             -----------     ---------
  Distributions to Shareholders from:
    Net Investment Income...................................     (22,612)      (16,692)
                                                             -----------     ---------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................     (22,612)      (16,692)
                                                             -----------     ---------
  Fund Share Transactions
    Proceeds from Sale of 2,096,168 and 543,084 Shares......   2,096,166       543,082
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (22,612 and 16,692 shares,
     respectively)..........................................      22,612        16,692
    Payments for 2,138,607 and 446,954 Shares Redeemed......  (2,138,607)     (446,954)
                                                             -----------     ---------
      Net Increase (Decrease) in Net Assets Resulting from
       Fund Share Transactions ((19,827) and 112,822 shares,
       respectively)........................................     (19,829)      112,820
                                                             -----------     ---------
  Total Increase (Decrease) in Net Assets...................     (19,829)      112,820
NET ASSETS
    Beginning of Period.....................................     404,284       291,464
                                                             -----------     ---------
    End of Period (includes no undistributed net investment
     income)................................................ $   384,455     $ 404,284
                                                             ===========     =========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       73     Statement of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.
Financial Highlights

SMALL CAP GROWTH STOCK PORTFOLIO

                                                                             FOR THE PERIOD
                                                                FOR THE      APRIL 30, 1999*
                                                               YEAR ENDED        THROUGH
                                                              DECEMBER 31,    DECEMBER 31,
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)                   2000            1999
--------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period........................    $   1.79         $  1.00
  Income from Investment Operations:
    Net Investment Income...................................          --              --
    Net Realized and Unrealized Gains on Investments........        0.13            0.85
                                                                --------         -------
      Total from Investment Operations......................        0.13            0.85
                                                                --------         -------
  Less Distributions:
    Distributions from Net Investment Income................          --              --
    Distributions from Realized Gains on Investments........       (0.06)          (0.06)
                                                                --------         -------
      Total Distributions...................................       (0.06)          (0.06)
                                                                --------         -------
Net Asset Value, End of Period..............................    $   1.86         $  1.79
                                                                ========         =======
Total Return+...............................................       6.71%          86.09%
                                                                ========         =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)....................    $250,314         $71,483
                                                                ========         =======
Ratio of Gross Expenses to Average Net Assets...............       0.67%           1.03%**
                                                                ========         =======
Ratio of Net Expenses to Average Net Assets.................       0.67%           1.00%**
                                                                ========         =======
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................       0.19%          (0.07%)**
                                                                ========         =======
Portfolio Turnover Rate.....................................      86.13%          70.72%
                                                                ========         =======

AGGRESSIVE GROWTH STOCK PORTFOLIO

                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)                  2000         1999         1998         1997        1996
--------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period........................  $     4.81   $     3.46   $     3.34   $     3.15   $   2.77
  Income from Investment Operations:
    Net Investment Income...................................          --           --           --           --         --
    Net Realized and Unrealized Gains on Investments........        0.29         1.48         0.24         0.39       0.49
                                                              ----------   ----------   ----------   ----------   --------
      Total from Investment Operations......................        0.29         1.48         0.24         0.39       0.49
                                                              ----------   ----------   ----------   ----------   --------
  Less Distributions:
    Distributions from Net Investment Income................          --           --           --           --         --
    Distributions from Realized Gains on Investments........       (0.63)       (0.13)       (0.12)       (0.20)     (0.11)
                                                              ----------   ----------   ----------   ----------   --------
      Total Distributions...................................       (0.63)       (0.13)       (0.12)       (0.20)     (0.11)
                                                              ----------   ----------   ----------   ----------   --------
Net Asset Value, End of Period..............................  $     4.47   $     4.81   $     3.46   $     3.34   $   3.15
                                                              ==========   ==========   ==========   ==========   ========
Total Return+...............................................       6.18%       43.78%        7.56%       13.86%     17.70%
                                                              ==========   ==========   ==========   ==========   ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)....................  $1,696,013   $1,485,311   $1,137,466   $1,067,068   $871,926
                                                              ==========   ==========   ==========   ==========   ========
Ratio of Expenses to Average Net Assets.....................       0.52%        0.51%        0.52%        0.53%      0.54%
                                                              ==========   ==========   ==========   ==========   ========
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................       0.09%       (0.02%)       0.04%        0.06%     (0.03%)
                                                              ==========   ==========   ==========   ==========   ========
Portfolio Turnover Rate.....................................      63.18%       68.64%       50.43%       57.27%     47.25%
                                                              ==========   ==========   ==========   ==========   ========

 * Portfolio commenced operations April 30, 1999.
** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.

    The Accompanying Notes are an Integral Part of the Financial Statements

Financial Highlights                   74

NORTHWESTERN MUTUAL SERIES FUND, INC.

INTERNATIONAL EQUITY PORTFOLIO

                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)                 2000        1999        1998        1997        1996
----------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period........................  $   1.78    $   1.68    $   1.69    $   1.56    $   1.35
  Income from Investment Operations:
    Net Investment Income...................................      0.02        0.03        0.05        0.04        0.04
    Net Realized and Unrealized Gains (Losses) on
      Investments...........................................     (0.04)       0.33        0.04        0.15        0.24
                                                              --------    --------    --------    --------    --------
      Total from Investment Operations......................     (0.02)      .0.36        0.09        0.19        0.28
                                                              --------    --------    --------    --------    --------
  Less Distributions:
    Distributions from Net Investment Income................     (0.04)      (0.05)      (0.04)      (0.04)      (0.03)
    Distributions from Realized Gains on Investments........     (0.09)      (0.21)      (0.06)      (0.02)      (0.04)
                                                              --------    --------    --------    --------    --------
      Total Distributions...................................     (0.13)      (0.26)      (0.10)      (0.06)      (0.07)
                                                              --------    --------    --------    --------    --------
Net Asset Value, End of Period..............................  $   1.63    $   1.78    $   1.68    $   1.69    $   1.56
                                                              ========    ========    ========    ========    ========
Total Return+...............................................    (0.79%)     22.88%       4.82%      12.28%      21.01%
                                                              ========    ========    ========    ========    ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)....................  $809,617    $772,170    $671,106    $659,850    $505,189
                                                              ========    ========    ========    ========    ========
Ratio of Expenses to Average Net Assets.....................     0.73%       0.74%       0.76%       0.77%       0.81%
                                                              ========    ========    ========    ========    ========
Ratio of Net Investment Income to Average Net Assets........     1.77%       2.62%       3.38%       2.75%       3.02%
                                                              ========    ========    ========    ========    ========
Portfolio Turnover Rate.....................................    26.95%      38.37%      30.41%      16.74%      17.07%
                                                              ========    ========    ========    ========    ========

INDEX 400 STOCK PORTFOLIO

                                                                             FOR THE PERIOD
                                                                FOR THE      APRIL 30, 1999*
                                                               YEAR ENDED        THROUGH
                                                              DECEMBER 31,    DECEMBER 31,
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)                   2000            1999
--------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period........................    $   1.11         $  1.00
  Income from Investment Operations:
    Net Investment Income...................................        0.02            0.01
    Net Realized and Unrealized Gains on Investments........        0.16            0.12
                                                                --------         -------
      Total from Investment Operations......................        0.18            0.13
                                                                --------         -------
  Less Distributions:
    Distributions from Net Investment Income................       (0.02)          (0.01)
    Distributions from Realized Gains on Investments........       (0.13)          (0.01)
                                                                --------         -------
      Total Distributions...................................       (0.15)          (0.02)
                                                                --------         -------
Net Asset Value, End of Period..............................    $   1.14         $  1.11
                                                                ========         =======
Total Return+...............................................      17.21%          12.83%
                                                                ========         =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)....................    $137,616         $59,644
                                                                ========         =======
Ratio of Gross Expenses to Average Net Assets...............       0.32%           0.46%**
                                                                ========         =======
Ratio of Net Expenses to Average Net Assets.................       0.32%           0.35%**
                                                                ========         =======
Ratio of Net Investment Income to Average Net Assets........       1.71%           1.69%**
                                                                ========         =======
Portfolio Turnover Rate.....................................      54.60%          26.51%
                                                                ========         =======

 * Portfolio commenced operations April 30, 1999.
** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       75                   Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

GROWTH STOCK PORTFOLIO

                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)                 2000       1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period........................  $   2.66   $   2.25   $   1.81   $   1.46   $   1.26
  Income from Investment Operations:
    Net Investment Income...................................      0.03       0.03       0.02       0.02       0.02
    Net Realized and Unrealized Gains (Losses) on
      Investments...........................................     (0.09)      0.47       0.46       0.42       0.25
                                                              --------   --------   --------   --------   --------
      Total from Investment Operations......................     (0.06)      0.50       0.48       0.44       0.27
                                                              --------   --------   --------   --------   --------
  Less Distributions:
    Distributions from Net Investment Income................     (0.02)     (0.03)     (0.02)     (0.02)     (0.02)
    Distributions from Realized Gains on Investments........     (0.11)     (0.06)     (0.02)     (0.07)     (0.05)
                                                              --------   --------   --------   --------   --------
      Total Distributions...................................     (0.13)     (0.09)     (0.04)     (0.09)     (0.07)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................  $   2.47   $   2.66   $   2.25   $   1.81   $   1.46
                                                              ========   ========   ========   ========   ========
Total Return+...............................................    (2.49%)    22.50%     26.69%     29.85%     20.91%
                                                              ========   ========   ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)....................  $770,816   $676,134   $421,282   $243,071   $170,482
                                                              ========   ========   ========   ========   ========
Ratio of Expenses to Average Net Assets.....................     0.43%      0.43%      0.46%      0.49%      0.57%
                                                              ========   ========   ========   ========   ========
Ratio of Net Investment Income to Average Net Assets........     1.12%      1.22%      1.10%      1.24%      1.41%
                                                              ========   ========   ========   ========   ========
Portfolio Turnover Rate.....................................    28.01%     27.26%     21.64%     33.20%     37.61%
                                                              ========   ========   ========   ========   ========

GROWTH AND INCOME STOCK PORTFOLIO

                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)                 2000       1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period........................  $   1.56   $   1.62   $   1.33   $   1.32   $   1.21
  Income from Investment Operations:
    Net Investment Income...................................      0.01       0.01       0.01       0.01       0.02
    Net Realized and Unrealized Gains (Losses) on
      Investments...........................................     (0.11)      0.12       0.29       0.37       0.23
                                                              --------   --------   --------   --------   --------
      Total from Investment Operations......................     (0.10)      0.13       0.30       0.38       0.25
                                                              --------   --------   --------   --------   --------
  Less Distributions:
    Distributions from Net Investment Income................     (0.01)        --      (0.01)     (0.01)     (0.02)
    Distributions from Realized Gains on Investments........     (0.08)     (0.19)        --      (0.36)     (0.12)
                                                              --------   --------   --------   --------   --------
      Total Distributions...................................     (0.09)     (0.19)     (0.01)     (0.37)     (0.14)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................  $   1.37   $   1.56   $   1.62   $   1.33   $   1.32
                                                              ========   ========   ========   ========   ========
Total Return+...............................................    (6.97%)     7.47%     23.14%     30.03%     19.97%
                                                              ========   ========   ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)....................  $579,981   $661,552   $570,970   $371,935   $234,184
                                                              ========   ========   ========   ========   ========
Ratio of Expenses to Average Net Assets.....................     0.57%      0.57%      0.58%      0.60%      0.62%
                                                              ========   ========   ========   ========   ========
Ratio of Net Investment Income to Average Net Assets........     0.68%      0.80%      1.00%      1.04%      1.44%
                                                              ========   ========   ========   ========   ========
Portfolio Turnover Rate.....................................    47.67%    106.93%    160.40%    144.52%     93.92%
                                                              ========   ========   ========   ========   ========

+ Total Return includes deductions for management and other fund expenses;
  excludes deductions for sales loads and account fees.

    The Accompanying Notes are an Integral Part of the Financial Statements

Financial Highlights                   76

NORTHWESTERN MUTUAL SERIES FUND, INC.

INDEX 500 STOCK PORTFOLIO

                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)                  2000          1999          1998          1997         1996
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period........................  $     3.89    $     3.29    $     2.64    $     2.06    $   1.72
  Income from Investment Operations:
    Net Investment Income...................................        0.04          0.04          0.04          0.04        0.04
    Net Realized and Unrealized Gains (Losses) on
      Investments...........................................       (0.37)         0.64          0.71          0.62        0.35
                                                              ----------    ----------    ----------    ----------    --------
      Total from Investment Operations......................       (0.33)         0.68          0.75          0.66        0.39
                                                              ----------    ----------    ----------    ----------    --------
  Less Distributions:
    Distributions from Net Investment Income................       (0.04)        (0.03)        (0.04)        (0.04)      (0.02)
    Distributions from Realized Gains on Investments........       (0.11)        (0.05)        (0.06)        (0.04)      (0.03)
                                                              ----------    ----------    ----------    ----------    --------
      Total Distributions...................................       (0.15)        (0.08)        (0.10)        (0.08)      (0.05)
                                                              ----------    ----------    ----------    ----------    --------
Net Asset Value, End of Period..............................  $     3.41    $     3.89    $     3.29    $     2.64    $   2.06
                                                              ==========    ==========    ==========    ==========    ========
Total Return+...............................................      (8.75%)       20.91%        28.72%        33.20%      22.75%
                                                              ==========    ==========    ==========    ==========    ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)....................  $2,072,937    $2,271,956    $1,690,680    $1,152,857    $740,066
                                                              ==========    ==========    ==========    ==========    ========
Ratio of Expenses to Average Net Assets.....................       0.20%         0.20%         0.21%         0.21%       0.21%
                                                              ==========    ==========    ==========    ==========    ========
Ratio of Net Investment Income to Average Net Assets........       1.08%         1.16%         1.40%         1.86%       2.27%
                                                              ==========    ==========    ==========    ==========    ========
Portfolio Turnover Rate.....................................       6.47%         5.65%         3.03%         3.15%       3.45%
                                                              ==========    ==========    ==========    ==========    ========

BALANCED PORTFOLIO

                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)                  2000          1999          1998          1997          1996
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period........................  $     2.22    $     2.22    $     1.99    $     1.72    $     1.60
  Income from Investment Operations:
    Net Investment Income...................................        0.08          0.07          0.07          0.07          0.06
    Net Realized and Unrealized Gains (Losses) on
      Investments...........................................       (0.09)         0.17          0.29          0.28          0.15
                                                              ----------    ----------    ----------    ----------    ----------
      Total from Investment Operations......................       (0.01)         0.24          0.36          0.35          0.21
                                                              ----------    ----------    ----------    ----------    ----------
  Less Distributions:
    Distributions from Net Investment Income................       (0.07)        (0.07)        (0.07)        (0.06)        (0.06)
    Distributions from Realized Gains on Investments........       (0.11)        (0.17)        (0.06)        (0.02)        (0.03)
                                                              ----------    ----------    ----------    ----------    ----------
      Total Distributions...................................       (0.18)        (0.24)        (0.13)        (0.08)        (0.09)
                                                              ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period..............................  $     2.03    $     2.22    $     2.22    $     1.99    $     1.72
                                                              ==========    ==========    ==========    ==========    ==========
Total Return+...............................................      (0.17%)       11.18%        18.88%        21.52%        13.45%
                                                              ==========    ==========    ==========    ==========    ==========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)....................  $3,253,199    $3,557,900    $3,282,071    $2,788,494    $2,326,234
                                                              ==========    ==========    ==========    ==========    ==========
Ratio of Expenses to Average Net Assets.....................       0.30%         0.30%         0.30%         0.30%         0.30%
                                                              ==========    ==========    ==========    ==========    ==========
Ratio of Net Investment Income to Average Net Assets........       3.47%         3.36%         3.48%         3.70%         3.95%
                                                              ==========    ==========    ==========    ==========    ==========
Portfolio Turnover Rate.....................................      24.36%        27.16%        44.18%        29.94%        67.66%
                                                              ==========    ==========    ==========    ==========    ==========

+ Total Return includes deductions for management and other fund expenses;
  excludes deductions for sales loads and account fees.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       77                   Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

HIGH YIELD BOND PORTFOLIO

                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)                 2000        1999        1998        1997       1996
---------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period........................  $   0.82    $   0.94    $   1.06    $   1.10    $  1.03
  Income from Investment Operations:
    Net Investment Income...................................      0.09        0.11        0.10        0.11       0.09
    Net Realized and Unrealized Gains (Losses) on
      Investments...........................................     (0.13)      (0.12)      (0.12)       0.06       0.10
                                                              --------    --------    --------    --------    -------
      Total from Investment Operations......................     (0.04)      (0.01)      (0.02)       0.17       0.19
                                                              --------    --------    --------    --------    -------
  Less Distributions:
    Distributions from Net Investment Income................     (0.09)      (0.11)      (0.10)      (0.14)     (0.09)
    Distributions from Realized Gains on Investments........        --          --          --       (0.07)     (0.03)
                                                              --------    --------    --------    --------    -------
      Total Distributions...................................     (0.09)      (0.11)      (0.10)      (0.21)     (0.12)
                                                              --------    --------    --------    --------    -------
Net Asset Value, End of Period..............................  $   0.69    $   0.82    $   0.94    $   1.06    $  1.10
                                                              ========    ========    ========    ========    =======
Total Return+...............................................    (4.60%)     (0.44%)     (1.84%)     15.85%     19.77%
                                                              ========    ========    ========    ========    =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)....................  $138,207    $161,424    $184,782    $153,038    $93,878
                                                              ========    ========    ========    ========    =======
Ratio of Gross Expenses to Average Net Assets...............     0.53%       0.50%       0.50%       0.55%      0.60%
                                                              ========    ========    ========    ========    =======
Ratio of Net Expenses to Average Net Assets.................     0.52%       0.50%       0.50%       0.55%      0.60%
                                                              ========    ========    ========    ========    =======
Ratio of Net Investment Income to Average Net Assets........    10.90%      11.15%      10.85%       9.95%      9.54%
                                                              ========    ========    ========    ========    =======
Portfolio Turnover Rate.....................................   124.91%     139.87%     153.71%     129.49%    143.91%
                                                              ========    ========    ========    ========    =======

SELECT BOND PORTFOLIO

                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)                 2000        1999        1998        1997        1996
----------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period........................  $   1.13    $   1.25    $   1.26    $   1.22    $   1.23
  Income from Investment Operations:
    Net Investment Income...................................      0.08        0.08        0.08        0.08        0.07
    Net Realized and Unrealized Gains (Losses) on
      Investments...........................................      0.03       (0.09)         --        0.04       (0.04)
                                                              --------    --------    --------    --------    --------
      Total from Investment Operations......................      0.11       (0.01)       0.08        0.12        0.03
                                                              --------    --------    --------    --------    --------
  Less Distributions:
    Distributions from Net Investment Income................     (0.08)      (0.08)      (0.08)      (0.08)      (0.04)
    Distributions from Realized Gains on Investments........        --       (0.03)      (0.01)         --          --
                                                              --------    --------    --------    --------    --------
      Total Distributions...................................     (0.08)      (0.11)      (0.09)      (0.08)      (0.04)
                                                              --------    --------    --------    --------    --------
Net Asset Value, End of Period..............................  $   1.16    $   1.13    $   1.25    $   1.26    $   1.22
                                                              ========    ========    ========    ========    ========
Total Return+...............................................    10.21%      (1.00%)      7.07%       9.46%       3.31%
                                                              ========    ========    ========    ========    ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)....................  $291,678    $286,493    $298,034    $244,835    $214,333
                                                              ========    ========    ========    ========    ========
Ratio of Expenses to Average Net Assets.....................     0.30%       0.30%       0.30%       0.30%       0.30%
                                                              ========    ========    ========    ========    ========
Ratio of Net Investment Income to Average Net Assets........     6.84%       6.56%       6.87%       7.03%       6.48%
                                                              ========    ========    ========    ========    ========
Portfolio Turnover Rate.....................................   139.89%      76.65%     161.79%     184.93%     195.98%
                                                              ========    ========    ========    ========    ========

+ Total Return includes deductions for management and other fund expenses;
  excludes deductions for sales loads and account fees.

    The Accompanying Notes are an Integral Part of the Financial Statements

Financial Highlights                   78

NORTHWESTERN MUTUAL SERIES FUND, INC.

MONEY MARKET PORTFOLIO

                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)                 2000        1999        1998        1997        1996
----------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period........................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
Net Investment Income.......................................      0.06        0.05        0.05        0.05        0.05
Less Distributions from Net Investment Income...............     (0.06)      (0.05)      (0.05)      (0.05)      (0.05)
                                                              --------    --------    --------    --------    --------
Net Asset Value, End of Period..............................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                              ========    ========    ========    ========    ========
Total Return+...............................................     6.28%       5.10%       5.43%       5.47%       5.29%
                                                              ========    ========    ========    ========    ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)....................  $384,455    $404,284    $291,464    $194,470    $176,298
                                                              ========    ========    ========    ========    ========
Ratio of Expenses to Average Net Assets.....................     0.30%       0.30%       0.30%       0.30%       0.30%
                                                              ========    ========    ========    ========    ========
Ratio of Net Investment Income to Average Net Assets........     6.08%       4.99%       5.26%       5.33%       5.13%
                                                              ========    ========    ========    ========    ========

+ Total Return includes deductions for management and other fund expenses;
  excludes deductions for sales loads and account fees.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       79                   Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.
Notes to Financial Statements
December 31, 2000

NOTE 1 -- Northwestern Mutual Series Fund, Inc. (the "Series Fund"), is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Series Fund consists of the Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, Growth and Income Stock Portfolio, Index 500 Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and the Money Market Portfolio (the "Portfolios"). Shares are presently offered only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") and its segregated asset accounts.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized below.

NOTE 3 -- Stocks listed on a national or foreign stock exchange are valued at the final sale price, or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional size trading units of bonds. Money market investments, other than in the Money Market Portfolio, with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market on the basis of an average of the most recent bid prices or yields. Money market investments with maturities of sixty days or less and all securities in the Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. When quotations are not readily available, securities are valued at fair market value determined by procedures approved by the Board of Directors.

NOTE 4 -- Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated in U.S. dollar amounts on the respective dates of such transactions. When the International Equity Portfolio, Balanced Portfolio and Select Bond Portfolio purchases or sells a foreign security they may enter into a foreign exchange currency contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

The International Equity Portfolio, Balanced Portfolio and Select Bond Portfolio do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, the differences between the amounts of dividends and foreign withholding taxes recorded on the portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid.

NOTE 5 -- The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Index 500 Stock, Balanced and Select Bond Portfolios invest in futures contracts as an alternative to investing in individual securities. The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Index 500 Stock, Balanced and Select Bond Portfolios could be exposed to market risk due to changes in the value of the underlying securities or

Notes to Financial Statements          80
due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

 ...............................................................................

NOTE 6 -- Interest income and discounts earned are recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities when required for federal income tax purposes using the effective interest method. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the year ended December 31, 2000, transactions in securities other than money market investments were:

                                                                       U.S. GOVT.     TOTAL SECURITY      U.S. GOVT.
                                                    TOTAL SECURITY      SECURITY          SALES/        SECURITY SALES/
PORTFOLIOS                                            PURCHASES        PURCHASES        MATURITIES        MATURITIES
----------                                          --------------     ----------     --------------    ---------------
Small Cap Growth Stock..........................    $  312,554,174         --         $  140,312,417         --
Aggressive Growth Stock.........................     1,143,129,758         --          1,016,629,684         --
International Equity............................       196,254,819         --            214,744,881         --
Index 400 Stock.................................       107,278,053         --             50,464,222         --
Growth Stock....................................       281,875,328         --            180,780,022         --
Growth and Income Stock.........................       292,520,050         --            329,924,446         --
Index 500 Stock.................................       174,574,610         --            141,130,055         --
Balanced........................................       729,490,384    $363,143,608       854,022,119     $237,312,277
High Yield Bond.................................       172,230,161         --            181,203,758         --
Select Bond.....................................       383,989,037     153,688,318       377,247,760      142,658,690

 ...............................................................................

NOTE 7 -- The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services. Each Portfolio pays a monthly fee for these investment advisory services at an annual rate based on the average daily net asset values of each Portfolio. For the Index 500 Stock Portfolio the rate is .20%, for the Index 400 Stock Portfolio the rate is .25%, and for the Balanced, Select Bond and Money Market Portfolios the rate is .30%. For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedule:

                                  FIRST      NEXT
                                   $50        $50
PORTFOLIOS                       MILLION    MILLION    EXCESS
----------                       -------    -------    ------
Small Cap Growth Stock.......     .80%       .65%       .50%
Aggressive Growth Stock......     .80%       .65%       .50%
International Equity.........     .85%       .65%       .65%
Growth Stock.................     .60%       .50%       .40%
Growth and Income Stock......     .70%       .60%       .55%
High Yield Bond..............     .60%       .50%       .40%

These amounts are paid to Northwestern Mutual Investment Services, LLC ("NMIS"), a wholly owned company of Northwestern Mutual, which is the manager and investment adviser of the Fund. Northwestern Mutual is also a party to the agreement. Other costs for each Portfolio are paid either by the Portfolios, Northwestern Mutual, or NMIS depending upon the applicable agreement in place.

The Small Cap Growth Stock Portfolio, International Equity Portfolio, Index 400 Stock Portfolio and Index 500 Stock Portfolio pay their own custodian fees. In addition, certain Portfolios pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. The Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the year ended December 31, 2000, the amounts paid through expense offset arrangements are $7,225 in the Small Cap Growth Stock Portfolio, $13,039 in the Aggressive Growth Stock Portfolio, $4,384 in the Index 400 Stock Portfolio,

                                       81          Notes to Financial Statements

$20,792 in the Growth Stock Portfolio, $2,273 in the Growth and Income Stock Portfolio, $5,959 in the Index 500 Stock Portfolio and $1,738 in the High Yield Bond Portfolio.

J. P. Morgan Investment Management, Inc. ("J. P. Morgan") and Templeton Investment Counsel, Inc. ("Templeton Counsel") have been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Growth and Income Stock Portfolio and the International Equity Portfolio, respectively. NMIS pays J. P. Morgan .45% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by J. P. Morgan, .40% on the next $100 million,
 .35% on the next $200 million and .30% in excess of $400 million. NMIS pays Templeton Counsel .50% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by Templeton Counsel and .40% in excess of $100 million.

The Small Cap Growth Stock and Aggressive Growth Stock Portfolios paid commissions on Fund transactions to an affiliated broker in the amounts of $19,086 and $73,110, respectively, for the year ended December 31, 2000.

NOTE 8 -- Each of the Portfolios of the Series Fund has elected to be taxed as a regulated investment company meeting certain requirements under the Internal Revenue Code. Since each expects to distribute all net investment income and net realized capital gains, the Portfolios anticipate incurring no federal income taxes.

Taxable distributions from net investment income and realized capital gains in the Portfolios differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses from capital to income. The differences between cost amounts for book purposes and tax purposes are principally due to treatment of deferred losses.

It is the policy of the Series Fund to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the statements of assets and liabilities.

After October 31, 2000, the Small Cap Growth Stock, Growth Stock, Growth and Income Stock, Balanced and High Yield Bond Portfolios had capital losses in the amounts of $3,634,128, $3,480,810, $5,938,168, $3,296,251 and $1,921,346,
respectively. The International Equity Portfolio had currency losses in the amount of $378,584. These amounts are deferred and deemed to have occurred in the next fiscal year. For Federal income tax purposes, the High Yield Bond Portfolio also has a net realized capital loss of $47,838,316 which will be carried forward to offset future net realized capital gains. The amount expires as follows: $2,661,875 in 2006, $23,977,979 in 2007 and $21,198,462 in 2008. The
Select Bond Portfolio has a net realized capital loss of $9,881,159, which will expire as follows: $1,399,791 in 2007 and $8,481,368 in 2008.

For Federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

NOTE 9 -- Dividends from net investment income and net realized capital gains are declared each year for the Small Cap Growth Stock, Aggressive Growth Stock, International Equity, Index 400 Stock, Growth Stock, Growth and Income Stock, Index 500 Stock, Balanced, High Yield Bond and Select Bond Portfolios and each business day for the Money Market Portfolio.

NOTE 10 -- Effective April 1, 1996, Northwestern Mutual voluntarily reimburses the International Equity Portfolio for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolio. The amount reimbursed represents approximately 65% of the foreign dividend tax withheld from the Portfolio. Reimbursements are recorded when foreign dividend taxes are accrued. This voluntary reimbursement for the years ended December 31, 2000 and December 31, 1999 was $830,396 and $1,243,988, respectively.

Notes to Financial Statements          82

                      (This page intentionally left blank)

                                       83          Notes to Financial Statements

[PRICEWATERHOUSECOOPERS LLP - LETTERHEAD]

Report of Independent Accountants

To The Northwestern Mutual Life Insurance Company and
Contract Owners of NML Variable Annuity Account B

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and of changes in equity present fairly, in all material respects, the financial position of NML Variable Annuity Account B and the Small Cap Growth Stock Division, Aggressive Growth Stock Division, International Equity Division, Index 400 Stock Division, Growth Stock Division, Growth & Income Stock Division, Index 500 Stock Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Real Estate Securities Division and Russell Core Bond Division thereof at December 31, 2000, and the results of each of their operations and the changes in each of their equity for the year then ended and for the year or period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 2000 with Northwestern Mutual Series Fund, Inc., and the Russell Insurance Funds, provide a reasonable basis for our opinion.

[PRICEWATERHOUSECOOPERS LLP]
Milwaukee, Wisconsin
January 26, 2001

Accountants' Report                    84

NML VARIABLE ANNUITY ACCOUNT B
Statement of Assets and Liabilities
December 31, 2000
(in thousands)


 ASSETS
   Investments at Market Value:
     Northwestern Mutual Series Fund, Inc.
       Small Cap Growth Stock
          88,154 shares (cost $164,778)......................    $  163,614
       Aggressive Growth Stock
          258,080 shares (cost $1,142,828)...................     1,153,876
       International Equity
          334,301 shares (cost $532,140).....................       545,914
       Index 400 Stock
          82,821 shares (cost $95,938).......................        94,748
       Growth Stock
          210,090 shares (cost $406,812).....................       518,503
       Growth and Income Stock
          300,904 shares (cost $432,099).....................       411,938
       Index 500 Stock
          406,813 shares (cost $899,706).....................     1,386,011
       Balanced
          1,306,834 shares (cost $2,067,878).................     2,658,100
       High Yield Bond
          139,387 shares (cost $139,010).....................        96,317
       Select Bond
          201,355 shares (cost $236,303).....................       232,968
       Money Market
          259,464 shares (cost $259,464).....................       259,464
     Russell Insurance Funds
       Multi-Style Equity
          5,374 shares (cost $85,615)........................        75,879
       Aggressive Equity
          2,797 shares (cost $35,794)........................        32,809
       Non-U.S
          4,247 shares (cost $54,559)........................        47,357
       Real Estate Securities
          1,894 shares (cost $18,049)........................        20,233
       Core Bond
          2,611 shares (cost $25,740)........................        26,293    $7,724,024
                                                                 ----------
   Due from Sale of Fund Shares..............................                       6,973
                                                                               ----------
            Total Assets.....................................                  $7,730,997
                                                                               ==========

 LIABILITIES
   Due to Participants.......................................                  $   12,729
   Due to Northwestern Mutual Life Insurance Company.........                       6,973
                                                                               ----------
            Total Liabilities................................                      19,702
                                                                               ----------

 EQUITY (NOTE 8)
   Contracts Issued Prior to December 17, 1981...............                     109,884
   Contracts Issued After December 16, 1981 and Prior to
     March 31, 1995..........................................                   4,373,155
   Contracts Issued On or After March 31, 1995:
     Front Load Version......................................                   1,020,259
     Back Load Version.......................................                   2,011,423
   Contracts Issued On or After March 31, 2000:
     Front Load Version......................................                      95,137
     Back Load Version.......................................                     100,074
   Contracts Issued On or After June 30, 2000:
     Fee-Based Version.......................................                       1,363
                                                                               ----------
            Total Equity.....................................                   7,711,295
                                                                               ----------
            Total Liabilities and Equity.....................                  $7,730,997
                                                                               ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       85         Account B Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Statement of Operations
(in thousands)

                                                                           SMALL CAP GROWTH               AGGRESSIVE GROWTH
                                             COMBINED                      STOCK DIVISION #                 STOCK DIVISION
                                 --------------------------------    ----------------------------    ----------------------------
                                                                                     EIGHT MONTHS
                                    YEAR ENDED        YEAR ENDED      YEAR ENDED        ENDED         YEAR ENDED      YEAR ENDED
                                   DECEMBER 31,      DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                       2000              1999            2000            1999            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income............      $   587,870        $  529,297       $  3,691        $ 1,623        $ 140,605        $ 27,399
  Annuity Rate and Expense
    Guarantees...............           89,785            79,966          1,367            114           13,947           9,338
                                   -----------        ----------       --------        -------        ---------        --------
  Net Investment Income......          498,085           449,331          2,324          1,509          126,658          18,061
                                   -----------        ----------       --------        -------        ---------        --------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Realized Gain (Loss) on
    Investments..............          531,001           206,068          3,619            152          392,026          59,354
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period...................       (1,208,683)          384,910        (12,343)        11,180         (468,707)        227,531
                                   -----------        ----------       --------        -------        ---------        --------
  Net Gain (Loss) on
    Investments..............         (677,682)          590,978         (8,724)        11,332          (76,681)        286,885
                                   -----------        ----------       --------        -------        ---------        --------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity......      $  (179,597)       $1,040,309       $ (6,400)       $12,841        $  49,977        $304,946
                                   ===========        ==========       ========        =======        =========        ========

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Account B Financial Statements         86

                                           INDEX 400
 INTERNATIONAL EQUITY DIVISION         STOCK DIVISION #            GROWTH STOCK DIVISION
-------------------------------   ---------------------------   ---------------------------
                                                 EIGHT MONTHS
     YEAR ENDED     YEAR ENDED     YEAR ENDED       ENDED        YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2000           1999           2000           1999           2000           1999
-------------------------------------------------------------------------------------------
      $ 39,826       $ 69,655       $10,349         $  321        $ 24,138       $13,945
         6,135          5,699           604             76           5,595         4,263
      --------       --------       -------         ------        --------       -------
        33,691         63,956         9,745            245          18,543         9,682
      --------       --------       -------         ------        --------       -------

       (15,031)        78,270           100             14           4,293         2,979
       (21,692)       (44,084)       (3,008)         1,819         (42,658)       64,234
      --------       --------       -------         ------        --------       -------
       (36,723)        34,186        (2,908)         1,833         (38,365)       67,213
      --------       --------       -------         ------        --------       -------
      $ (3,032)      $ 98,142       $ 6,837         $2,078        $(19,822)      $76,895
      ========       ========       =======         ======        ========       =======

                                       87         Account B Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Statement of Operations
(in thousands)

                                             GROWTH AND INCOME                   INDEX 500
                                              STOCK DIVISION                  STOCK DIVISION               BALANCED DIVISION
                                      -------------------------------   ---------------------------   ---------------------------
                                         YEAR ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                        DECEMBER 31,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
            (CONTINUED)                     2000             1999           2000           1999           2000           1999
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income..................       $ 25,735         $ 51,672      $  59,732       $ 31,626      $ 230,003       $284,717
  Annuity Rate and Expense
    Guarantees.....................          4,900            5,158         16,792         15,550         32,721         32,960
                                          --------         --------      ---------       --------      ---------       --------
  Net Investment Income............         20,835           46,514         42,940         16,076        197,282        251,757
                                          --------         --------      ---------       --------      ---------       --------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Realized Gain (Loss) on
    Investments....................         13,671            5,902         53,840         24,827         85,629         38,856
  Unrealized Appreciation
    (Depreciation) of Investments
    During the Period..............        (70,575)         (24,965)      (247,062)       206,443       (318,159)       (29,796)
                                          --------         --------      ---------       --------      ---------       --------
  Net Gain (Loss) on Investments...        (56,904)         (19,063)      (193,222)       231,270       (232,530)         9,060
                                          --------         --------      ---------       --------      ---------       --------
  Increase (Decrease) in Equity
    Derived from Investment
    Activity.......................       $(36,069)        $ 27,451      $(150,282)      $247,346      $ (35,248)      $260,817
                                          ========         ========      =========       ========      =========       ========

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Account B Financial Statements         88

     HIGH YIELD BOND DIVISION        SELECT BOND DIVISION          MONEY MARKET DIVISION
    ---------------------------   ---------------------------   ---------------------------
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2000           1999           2000           1999           2000           1999
-------------------------------------------------------------------------------------------
      $ 11,420       $ 13,571       $15,508        $ 20,187       $15,604        $11,719
         1,099          1,319         2,429           2,641         2,585          2,547
      --------       --------       -------        --------       -------        -------
        10,321         12,252        13,079          17,546        13,019          9,172
      --------       --------       -------        --------       -------        -------

        (6,182)        (4,630)       (1,292)            294            --             --
        (9,974)        (9,614)        7,685         (22,857)           --             --
      --------       --------       -------        --------       -------        -------
       (16,156)       (14,244)        6,393         (22,563)           --             --
      --------       --------       -------        --------       -------        -------
      $ (5,835)      $ (1,992)      $19,472        $ (5,017)      $13,019        $ 9,172
      ========       ========       =======        ========       =======        =======

                                       89         Account B Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Statement of Operations
(in thousands)

                                                                    RUSSELL                                   RUSSELL
                                                         MULTI-STYLE EQUITY DIVISION #             AGGRESSIVE EQUITY DIVISION #
                                                      -----------------------------------         -------------------------------
                                                                             EIGHT MONTHS                            EIGHT MONTHS
                                                         YEAR ENDED             ENDED              YEAR ENDED           ENDED
                                                        DECEMBER 31,         DECEMBER 31,         DECEMBER 31,       DECEMBER 31,
                  (CONTINUED)                               2000                 1999                 2000               1999
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income..............................           $  2,665              $1,443              $ 3,500             $   64
  Annuity Rate and Expense Guarantees..........                675                 135                  270                 48
                                                          --------              ------              -------             ------
  Net Investment Income........................              1,990               1,308                3,230                 16
                                                          --------              ------              -------             ------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Realized Gain (Loss) on Investments..........                (50)                 --                  133                (17)
  Unrealized Appreciation (Depreciation) of
    Investments During the Period..............            (11,517)              1,788               (4,205)             1,221
                                                          --------              ------              -------             ------
  Net Gain (Loss) on Investments...............            (11,567)              1,788               (4,072)             1,204
                                                          --------              ------              -------             ------
  Increase (Decrease) in Equity Derived from
    Investment Activity........................           $ (9,577)             $3,096              $  (842)            $1,220
                                                          ========              ======              =======             ======

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Account B Financial Statements         90

            RUSSELL                            RUSSELL                          RUSSELL
      NON-U.S. DIVISION #         REAL ESTATE SECURITIES DIVISION #      CORE BOND DIVISION #
-------------------------------   ---------------------------------   ---------------------------
                   EIGHT MONTHS                      EIGHT MONTHS                    EIGHT MONTHS
     YEAR ENDED       ENDED         YEAR ENDED           ENDED         YEAR ENDED       ENDED
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,      DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
        2000           1999            2000              1999             2000           1999
-------------------------------------------------------------------------------------------------
      $ 3,346         $  604          $  643             $ 249           $1,105         $ 502
          380             60             109                22              177            36
      -------         ------          ------             -----           ------         -----
        2,966            544             534               227              928           466
      -------         ------          ------             -----           ------         -----

          361            130             (67)              (62)             (49)           (1)
       (9,905)         2,706           2,416              (231)           1,021          (465)
      -------         ------          ------             -----           ------         -----
       (9,544)         2,836           2,349              (293)             972          (466)
      -------         ------          ------             -----           ------         -----
      $(6,578)        $3,380          $2,883             $ (66)          $1,900         $  --
      =======         ======          ======             =====           ======         =====

                                       91         Account B Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Statement of Changes in Equity
(in thousands)

                                                                                                        SMALL CAP GROWTH
                                                                          COMBINED                      STOCK DIVISION #
                                                                ----------------------------      ----------------------------
                                                                                                                  EIGHT MONTHS
                                                                 YEAR ENDED      YEAR ENDED        YEAR ENDED        ENDED
                                                                DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                                    2000            1999              2000            1999
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income.....................................    $   498,085     $   449,331         $  2,324        $ 1,509
  Net Realized Gain (Loss)..................................        531,001         206,068            3,619            152
  Net Change in Unrealized Appreciation (Depreciation)......     (1,208,683)        384,910          (12,343)        11,180
                                                                -----------     -----------         --------        -------
Increase (Decrease) in Equity...............................       (179,597)      1,040,309           (6,400)        12,841
                                                                -----------     -----------         --------        -------

EQUITY TRANSACTIONS
  Contract Owners' Net Payments.............................        763,315         836,316           41,860          5,800
  Annuity Payments..........................................        (15,901)        (14,043)             (79)            (3)
  Surrenders and Other (net)................................       (602,624)       (478,867)          (8,323)          (366)
  Transfers from Other Divisions or Sponsor.................      5,800,223       1,766,343          155,807         38,489
  Transfers to Other Divisions or Sponsor...................     (5,822,543)     (1,783,287)         (67,957)        (7,980)
                                                                -----------     -----------         --------        -------
Increase (Decrease) in Equity Derived from Equity
  Transactions..............................................        122,470         326,462          121,308         35,940
                                                                -----------     -----------         --------        -------
Net Increase (Decrease) in Equity...........................        (57,127)      1,366,771          114,908         48,781

EQUITY
  Beginning of Period.......................................      7,768,422       6,401,651           48,781             --
                                                                -----------     -----------         --------        -------
  End of Period.............................................    $ 7,711,295     $ 7,768,422         $163,689        $48,781
                                                                ===========     ===========         ========        =======

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Account B Financial Statements         92

       AGGRESSIVE GROWTH                                                   INDEX 400
        STOCK DIVISION            INTERNATIONAL EQUITY DIVISION        STOCK DIVISION #            GROWTH STOCK DIVISION
-------------------------------   -----------------------------   ---------------------------   ---------------------------
                                                                                 EIGHT MONTHS
     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED       ENDED        YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2000           1999           2000            1999            2000           1999           2000           1999
---------------------------------------------------------------------------------------------------------------------------
     $  126,658     $   18,061     $    33,691      $  63,956       $  9,745       $   245        $ 18,543       $  9,682
        392,026         59,354         (15,031)        78,270            100            14           4,293          2,979
       (468,707)       227,531         (21,692)       (44,084)        (3,008)        1,819         (42,658)        64,234
     ----------     ----------     -----------      ---------       --------       -------        --------       --------
         49,977        304,946          (3,032)        98,142          6,837         2,078         (19,822)        76,895
     ----------     ----------     -----------      ---------       --------       -------        --------       --------

         87,923         62,382          48,082         39,987         21,757         7,316          64,224         65,324
         (1,116)          (673)           (752)          (630)           (63)           (7)           (795)          (572)
        (83,859)       (58,870)        (36,035)       (33,344)        (2,828)         (323)        (31,980)       (23,057)
        974,210         64,476       1,444,860        396,413         68,567        19,597         118,575        111,147
       (908,583)      (155,561)     (1,446,763)      (449,369)       (23,868)       (4,217)        (82,437)       (59,550)
     ----------     ----------     -----------      ---------       --------       -------        --------       --------
         68,575        (88,246)          9,392        (46,943)        63,565        22,366          67,587         93,292
     ----------     ----------     -----------      ---------       --------       -------        --------       --------
        118,552        216,700           6,360         51,199         70,402        24,444          47,765        170,187

      1,033,918        817,218         539,182        487,983         24,444            --         470,433        300,246
     ----------     ----------     -----------      ---------       --------       -------        --------       --------
     $1,152,470     $1,033,918     $   545,542      $ 539,182       $ 94,846       $24,444        $518,198       $470,433
     ==========     ==========     ===========      =========       ========       =======        ========       ========

                                       93         Account B Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Statement of Changes in Equity
(in thousands)

                                                                     GROWTH AND INCOME                     INDEX 500
                                                                       STOCK DIVISION                    STOCK DIVISION
                                                                ----------------------------      ----------------------------
                                                                 YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
(CONTINUED)                                                         2000            1999              2000            1999
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income.....................................      $ 20,835        $ 46,514         $   42,940      $   16,076
  Net Realized Gain (Loss)..................................        13,671           5,902             53,840          24,827
  Net Change in Unrealized Appreciation (Depreciation)......       (70,575)        (24,965)          (247,062)        206,443
                                                                  --------        --------         ----------      ----------
Increase (Decrease) in Equity...............................       (36,069)         27,451           (150,282)        247,346
                                                                  --------        --------         ----------      ----------

EQUITY TRANSACTIONS
  Contract Owners' Net Payments.............................        38,724          59,687            128,144         167,133
  Annuity Payments..........................................          (898)           (868)            (3,015)         (2,567)
  Surrenders and Other (net)................................       (33,663)        (27,142)          (106,598)        (85,802)
  Transfers from Other Divisions or Sponsor.................        46,036          73,083            177,597         223,692
  Transfers to Other Divisions or Sponsor...................       (83,776)        (74,859)          (212,576)       (169,952)
                                                                  --------        --------         ----------      ----------
Increase (Decrease) in Equity Derived from Equity
  Transactions..............................................       (33,577)         29,901            (16,448)        132,504
                                                                  --------        --------         ----------      ----------
Net Increase (Decrease) in Equity...........................       (69,646)         57,352           (166,730)        379,850

EQUITY
  Beginning of Period.......................................       480,677         423,325          1,550,820       1,170,970
                                                                  --------        --------         ----------      ----------
  End of Period.............................................      $411,031        $480,677         $1,384,090      $1,550,820
                                                                  ========        ========         ==========      ==========

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Account B Financial Statements         94

       BALANCED DIVISION           HIGH YIELD BOND DIVISION        SELECT BOND DIVISION          MONEY MARKET DIVISION
-------------------------------   ---------------------------   ---------------------------   ---------------------------
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2000           1999           2000           1999           2000           1999           2000           1999
-------------------------------------------------------------------------------------------------------------------------
     $  197,282     $  251,757      $ 10,321       $ 12,252       $ 13,079       $ 17,546     $    13,019     $   9,172
         85,629         38,856        (6,182)        (4,630)        (1,292)           294              --            --
       (318,159)       (29,796)       (9,974)        (9,614)         7,685        (22,857)             --            --
     ----------     ----------      --------       --------       --------       --------     -----------     ---------
        (35,248)       260,817        (5,835)        (1,992)        19,472         (5,017)         13,019         9,172
     ----------     ----------      --------       --------       --------       --------     -----------     ---------

        152,600        228,829        10,736         14,760         19,043         27,862          90,968       122,518
         (7,692)        (7,284)         (278)          (308)          (611)          (729)           (272)         (359)
       (219,457)      (176,628)       (7,783)        (8,909)       (17,930)       (17,847)        (43,752)      (46,116)
         98,806        130,806        15,942         17,472         30,876         38,916       2,492,418       568,077
       (214,239)      (181,406)      (31,340)       (42,377)       (49,420)       (50,320)     (2,582,473)     (570,187)
     ----------     ----------      --------       --------       --------       --------     -----------     ---------
       (189,982)        (5,683)      (12,723)       (19,362)       (18,042)        (2,118)        (43,111)       73,933
     ----------     ----------      --------       --------       --------       --------     -----------     ---------
       (225,230)       255,134       (18,558)       (21,354)         1,430         (7,135)        (30,092)       83,105

      2,876,831      2,621,697       115,015        136,369        231,122        238,257         288,691       205,586
     ----------     ----------      --------       --------       --------       --------     -----------     ---------
     $2,651,601     $2,876,831      $ 96,457       $115,015       $232,552       $231,122     $   258,599     $ 288,691
     ==========     ==========      ========       ========       ========       ========     ===========     =========

                                       95         Account B Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Statement of Changes in Equity
(in thousands)

                                                                    RUSSELL MULTI-STYLE                RUSSELL AGGRESSIVE
                                                                     EQUITY DIVISION #                 EQUITY DIVISION #
                                                                ----------------------------      ----------------------------
                                                                                EIGHT MONTHS                      EIGHT MONTHS
                                                                 YEAR ENDED        ENDED           YEAR ENDED        ENDED
                                                                DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
(CONTINUED)                                                         2000            1999              2000            1999
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income.....................................      $  1,990        $ 1,308           $  3,230        $    16
  Net Realized Gain (Loss)..................................           (50)            --                133            (17)
  Net Change in Unrealized Appreciation (Depreciation)......       (11,517)         1,788             (4,205)         1,221
                                                                  --------        -------           --------        -------
Increase (Decrease) in Equity...............................        (9,577)         3,096               (842)         1,220
                                                                  --------        -------           --------        -------

EQUITY TRANSACTIONS
  Contract Owners' Net Payments                                     24,164         16,904              8,268          4,683
  Annuity Payments..........................................          (152)           (24)               (31)            (3)
  Surrenders and Other (net)................................        (3,803)          (279)            (2,222)           (12)
  Transfers from Other Divisions or Sponsor.................        49,518         33,711             22,808         11,989
  Transfers to Other Divisions or Sponsor...................       (33,333)        (4,479)           (11,664)        (1,531)
                                                                  --------        -------           --------        -------
Increase (Decrease) in Equity Derived from Equity
  Transactions..............................................        36,394         45,833             17,159         15,126
                                                                  --------        -------           --------        -------
Net Increase (Decrease) in Equity...........................        26,817         48,929             16,317         16,346

EQUITY
  Beginning of Period.......................................        48,929             --             16,346             --
                                                                  --------        -------           --------        -------
  End of Period.............................................      $ 75,746        $48,929           $ 32,663        $16,346
                                                                  ========        =======           ========        =======

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Account B Financial Statements         96

            RUSSELL                            RUSSELL                          RUSSELL
      NON-U.S. DIVISION #         REAL ESTATE SECURITIES DIVISION #      CORE BOND DIVISION #
-------------------------------   ---------------------------------   ---------------------------
                   EIGHT MONTHS                      EIGHT MONTHS                    EIGHT MONTHS
     YEAR ENDED       ENDED         YEAR ENDED           ENDED         YEAR ENDED       ENDED
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,      DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
        2000           1999            2000              1999             2000           1999
-------------------------------------------------------------------------------------------------
      $  2,966       $   544          $   534           $   227         $    928       $   466
           361           130              (67)              (62)             (49)           (1)
        (9,905)        2,706            2,416              (231)           1,021          (465)
      --------       -------          -------           -------         --------       -------
        (6,578)        3,380            2,883               (66)           1,900            --
      --------       -------          -------           -------         --------       -------

        14,890         5,356            4,410             2,060            7,522         5,715
           (64)           (6)             (18)               (2)             (65)           (8)
        (2,510)            8             (745)              (96)          (1,136)          (84)
        68,016        21,654           16,361             6,530           19,826        10,291
       (49,312)       (7,493)          (9,332)           (1,760)         (15,470)       (2,246)
      --------       -------          -------           -------         --------       -------
        31,020        19,519           10,676             6,732           10,677        13,668
      --------       -------          -------           -------         --------       -------
        24,442        22,899           13,559             6,666           12,577        13,668

        22,899            --            6,666                --           13,668            --
      --------       -------          -------           -------         --------       -------
      $ 47,341       $22,899          $20,225           $ 6,666         $ 26,245       $13,668
      ========       =======          =======           =======         ========       =======

                                       97         Account B Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Notes to Financial Statements
December 31, 2000

NOTE 1 -- NML Variable Annuity Account B (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual" or "Sponsor") used to fund variable annuity contracts ("contracts") for tax-deferred annuities, individual retirement annuities and non-qualified plans. Three versions of the contract are offered: Front Load contracts with a sales charge up to 4.5% of purchase payments; Back Load contracts with a withdrawal charge of 0-8%; and Fee-Based contracts with no sales or withdrawal charges.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share.

The Funds are open-end investment companies registered under the Investment Company Act of 1940.

NOTE 4 -- Annuity reserves are based on published annuity tables with age adjustment and benefit payments which reflect actual investment experience. For variable payment plans issued prior to January 1, 1974, annuity reserves are based on the 1955 American Annuity Table with assumed interest rates of 3% or 5%. For variable payment plans issued on or after January 1, 1974 and before January 1, 1985, annuity reserves are based on the 1971 Individual Annuity Table with assumed interest rates of 3 1/2% or 5%. For variable payment plans issued on or after January 1, 1985, annuity reserves are based on the 1983 Table a with assumed interest rates of 3 1/2% or 5%.

NOTE 5 -- Dividend income from the Funds is recorded on the record date of the dividends. Transactions in Funds shares are accounted for on the trade date. The basis for determining cost on sale of Fund shares is identified cost. Purchases and sales of the Funds shares for the year ended December 31, 2000 by each Division are shown below:

       DIVISIONS:           PURCHASES          SALES
       ----------           ---------          -----
Small Cap Growth Stock
  Division..............  $  132,198,567   $    8,642,897
Aggressive Growth Stock
  Division..............     920,478,530      724,776,464
International Equity
  Division..............   1,354,938,345    1,312,117,703
Index 400 Stock
  Division..............      73,675,224          465,194
Growth Stock Division...      92,576,585        7,066,863
Growth & Income Stock
  Division..............      33,079,941       45,594,353
Index 500 Stock
  Division..............     100,109,239       74,045,906
Balanced Division.......     240,449,213      231,889,097
High Yield Bond
  Division..............      14,193,412       16,597,629
Select Bond Division....      22,818,123       27,582,132
Money Market Division...   2,002,285,377    2,031,761,203
Russell Multi Style
  Equity Division.......      40,869,792        2,352,495
Russell Aggressive
  Equity Division.......      22,351,774        1,823,213
Russell Non-US
  Division..............      46,001,481       12,000,185
Russell Real Estate
  Securities Division...      13,259,866        2,041,726
Russell Core Bond
  Division..............      13,336,479        1,683,210

NOTE 6 -- A deduction for annuity rate and expense guarantees is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued on or after June 30, 2000, for the Fee-Based version the deduction for annuity rate and expense guarantees is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to those contract and is paid to Northwestern Mutual. For those contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1%. The current

Notes to Financial Statements          98
charges will not be increased for five years from the date of the most recent prospectus.

For contracts issued on or after March 31, 2000, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of 5/10 of 1% and 1 1/4%, respectively, of the net assets of each Division attributable to those contracts and is paid to Northwestern Mutual. For those contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1% and 1 1/2% annual rates, respectively. The current charges will not be increased for five years from the date of the most recent prospectus.

For contracts issued on or after March 31, 1995, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of 4/10 of 1% and 1 1/4%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1% and 1 1/2% annual rates, respectively.

For contracts issued after December 16, 1981 and prior to March 31, 1995, the deduction is at an annual rate of 1 1/4% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a
 1/2% annual rate.

For contracts issued prior to December 17, 1981, the deduction is at an annual rate of 3/4 of 1% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual Life not to exceed a 1% annual rate.

Since 1995, Northwestern Mutual has paid a dividend to certain contracts. The dividend is re-invested in the Account and has been reflected as a Contract Owners' Net Deposit in the accompanying financial statements.

NOTE 7 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

                                       99          Notes to Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Notes to Financial Statements
December 31, 2000
(in thousands)

NOTE 8 -- Equity Values by Division are shown below:

                                                                         CONTRACTS ISSUED:
                                        ------------------------------------------------------------------------------------
                                                                                          AFTER DECEMBER 16, 1981 AND
                                              PRIOR TO DECEMBER 17, 1981                    PRIOR TO MARCH 31, 1995
                                        ---------------------------------------    -----------------------------------------
                                        ACCUMULATION       UNITS                   ACCUMULATION       UNITS
              DIVISION                   UNIT VALUE     OUTSTANDING     EQUITY      UNIT VALUE     OUTSTANDING      EQUITY
 ---------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Stock.............     $1.961375           403       $    790     $1.945087         34,272      $   66,662
 Aggressive Growth Stock............      5.986044         1,013          6,065      5.691856        118,818         676,295
 International Equity...............      2.339241         1,337          3,128      2.251266        136,786         307,942
 Index 400 Stock....................      1.306094           361            471      1.295242         26,410          34,207
 Growth Stock.......................      2.999890           677          2,032      2.901600         71,407         207,195
 Growth and Income..................      2.401649           566          1,360      2.322995         71,781         166,747
 Index 500 Stock....................      4.661278         9,314         43,414      4.432423        152,125         674,302
 Balanced...........................      8.101847         4,691         38,007      7.368231        253,369       1,866,922
 High Yield Bond....................      1.480422           111            164      1.431888         20,853          29,859
 Select Bond........................      8.375729           744          6,234      7.615016         14,470         110,189
 Money Market.......................      2.919232         1,002          2,924      2.654580         38,916         103,306
 Russell Multi-Style Equity.........      0.932346           148            138      0.924598         22,597          20,893
 Russell Aggressive Equity..........      1.088117           231            251      1.079072         10,041          10,835
 Russell Non-U.S....................      1.059216            95            101      1.050412         14,090          14,800
 Russell Real Estate Securities.....      1.165389             6              7      1.155691          5,200           6,010
 Russell Core Bond..................      1.077032             2              2      1.068073          4,950           5,286
                                                                       --------                                   ----------
   Equity...........................                                    105,088                                    4,301,450
   Annuity Reserves.................                                      4,796                                       71,705
                                                                       --------                                   ----------
   Total Equity.....................                                   $109,884                                   $4,373,155
                                                                       ========                                   ==========

                                                                         CONTRACTS ISSUED:
                                       --------------------------------------------------------------------------------------
                                              ON OR AFTER MARCH 31, 1995                   ON OR AFTER MARCH 31, 1995
                                                  FRONT LOAD VERSION                            BACK LOAD VERSION
                                       -----------------------------------------    -----------------------------------------
                                       ACCUMULATION       UNITS                     ACCUMULATION       UNITS
              DIVISION                  UNIT VALUE     OUTSTANDING      EQUITY       UNIT VALUE     OUTSTANDING      EQUITY
 ----------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Stock............     $1.972747        16,125       $   31,811     $1.945087        24,930       $   48,491
 Aggressive Growth Stock...........      2.815081        43,573          122,662      5.691856        55,935          318,372
 International Equity..............      1.940943        36,295           70,447      2.251266        65,230          146,850
 Index 400 Stock...................      1.313674        14,867           19,531      1.295242        22,153           28,693
 Growth Stock......................      2.814641        33,454           94,161      2.901600        65,153          189,048
 Growth and Income Stock...........      2.252648        32,089           72,286      2.322995        67,400          156,570
 Index 500 Stock...................      2.842665        65,635          186,580      4.432423        97,164          430,672
 Balanced..........................      2.105871        97,628          205,590      7.368231        60,157          443,249
 High Yield Bond...................      1.409248        15,642           22,044      1.431888        28,262           40,468
 Select Bond.......................      1.461268        28,493           41,636      7.615016         8,459           64,413
 Money Market......................      1.333271        58,572           78,093      2.654580        20,230           53,703
 Russell Multi-Style Equity........      0.937760        25,693           24,094      0.924598        24,592           22,738
 Russell Aggressive Equity.........      1.094433         8,881            9,720      1.079072         8,228            8,879
 Russell Non-U.S...................      1.065355        13,439           14,317      1.050412        11,778           12,372
 Russell Real Estate Securities....      1.172137         5,029            5,895      1.155691         4,955            5,726
 Russell Core Bond.................      1.083276         9,765           10,579      1.068073         6,770            7,231
                                                                      ----------                                   ----------
   Equity..........................                                    1,009,446                                    1,977,475
   Annuity Reserves................                                       10,813                                       33,948
                                                                      ----------                                   ----------
   Total Equity....................                                   $1,020,259                                   $2,011,423
                                                                      ==========                                   ==========

Notes to Financial Statements          100

NML VARIABLE ANNUITY ACCOUNT B
Notes to Financial Statements
December 31, 2000
(in thousands)

                                                                           CONTRACTS ISSUED:
                                           ---------------------------------------------------------------------------------
                                                 ON OR AFTER MARCH 31, 2000                ON OR AFTER MARCH 31, 2000
                                                     FRONT LOAD VERSION                         BACK LOAD VERSION
                                           --------------------------------------    ---------------------------------------
                                           ACCUMULATION       UNITS                  ACCUMULATION       UNITS
                DIVISION                    UNIT VALUE     OUTSTANDING    EQUITY      UNIT VALUE     OUTSTANDING     EQUITY
 ---------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Stock................     $0.904342         7,317       $ 6,617      1.945087         4,278       $  8,321
 Aggressive Growth Stock...............      0.901909        10,356         9,341      5.691856         2,023         11,515
 International Equity..................      0.995643         5,686         5,661      2.251266         2,538          5,714
 Index 400 Stock.......................      1.035589         4,844         5,016      1.295242         4,693          6,079
 Growth Stock..........................      0.916924         8,815         8,083      2.901600         3,640         10,561
 Growth and Income Stock...............      0.887072         3,883         3,445      2.322995         1,644          3,819
 Index 500 Stock.......................      0.888477        15,753        13,996      4.432423         3,226         14,300
 Balanced..............................      0.973123        17,720        17,244      7.368231         2,560         18,861
 High Yield Bond.......................      0.963375         1,352         1,303      1.431888           681            975
 Select Bond...........................      1.078901         3,378         3,645      7.615016           267          2,033
 Money Market..........................      1.044325        10,539        11,006      2.654580         2,855          7,579
 Russell Multi-Style Equity............      0.880119         3,416         3,007      0.924598         3,280          3,033
 Russell Aggressive Equity.............      0.930436         1,645         1,531      1.079072           963          1,039
 Russell Non-U.S.......................      0.850723         3,081         2,621      1.050412         2,126          2,233
 Russell Real Estate Securities........      1.240862           971         1,205      1.155691           890          1,029
 Russell Core Bond.....................      1.074705         1,207         1,296      1.068073         1,019          1,088
                                                                          -------                                   --------
   Equity..............................                                    95,017                                     98,179
   Annuity Reserves....................                                       120                                      1,895
                                                                          -------                                   --------
   Total Equity........................                                   $95,137                                   $100,074
                                                                          =======                                   ========

                                                                           CONTRACTS ISSUED:
                                                                 -------------------------------------
                                                                       ON OR AFTER JUNE 30, 2000
                                                                           FEE-BASED VERSION
                                                                 -------------------------------------
                                                                 ACCUMULATION       UNITS
                           DIVISION                               UNIT VALUE     OUTSTANDING    EQUITY
 -----------------------------------------------------------------------------------------------------
 Small Cap Growth Stock......................................     $0.880602           44        $   38
 Aggressive Growth Stock.....................................      0.918539          134           123
 International Equity........................................      0.976718          142           139
 Index 400 Stock.............................................      1.065915           17            18
 Growth Stock................................................      0.935336          228           214
 Growth and Income Stock.....................................      0.941839          239           225
 Index 500 Stock.............................................      0.914261          134           123
 Balanced....................................................      0.980424          300           294
 High Yield Bond.............................................      0.963530            7             7
 Select Bond.................................................      1.068433           10            11
 Money Market................................................      1.030926           --            --
 Russell Multi-Style Equity..................................      0.915914           44            41
 Russell Aggressive Equity...................................      0.958987           15            14
 Russell Non-U.S.............................................      0.895980           84            75
 Russell Real Estate Securities..............................      1.135388            6             7
 Russell Core Bond...........................................      1.059056           32            34
                                                                                                ------
   Equity....................................................                                    1,363
   Annuity Reserves..........................................                                       --
                                                                                                ------
   Total Equity..............................................                                   $1,363
                                                                                                ======

                                       101         Notes to Financial Statements

NORTHWESTERN MUTUAL SERIES FUND, INC.

DIRECTORS

James D. Ericson..................................         Chairman and Chief Executive Officer, Northwestern Mutual,
 ..................................................                                                          Milwaukee
Martin F. Stein...................................                                            Founder, Stein Optical,
 ..................................................                                                          Milwaukee
John K. MacIver...................................                     Senior Partner, Michael Best & Friedrich, LLC,
 ..................................................                                                          Milwaukee
Stephen N. Graff..................................                               Retired Partner, Arthur Andersen LLP
 ..................................................                                                          Milwaukee
William J. Blake..................................                                  Chairman, Blake Investment Corp.,
 ..................................................                                                          Milwaukee
William A. McIntosh...............................         Retired Division Head-U.S. Fixed Income, Salomon Brothers,
 ..................................................                                                            Chicago
Edward J. Zore....................................                                     President, Northwestern Mutual
 ..................................................                                                          Milwaukee

OFFICERS

James D. Ericson..................................                                                          President
Mark G. Doll......................................                                         Vice President & Treasurer
Merrill C. Lundberg...............................                                                          Secretary
Barbara E. Courtney...............................                                                         Controller

Directors and Officers                 102

This report is submitted for the general information of owners of Mason Street Variable Annuity Contracts issued through NML Variable Annuity Account B. This report is not authorized for distribution to prospective purchasers of variable annuity contracts unless it is accompanied by an effective prospectus.

90-2073 (01-01)